UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Hackett, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds  |  Annual Report

December 31, 2019  |  matthewsasia.com

ASIA FIXED INCOME STRATEGIES

Matthews Asia Total Return Bond Fund

Matthews Asia Credit Opportunities Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA VALUE STRATEGY

Matthews Asia Value Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Emerging Asia Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website matthewsasia.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.789.ASIA (2742).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800.789.ASIA (2742) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held directly with Matthews Asia Funds.

Investor Class Performance and Expenses (December 31, 2019)

Investor Class		Average Annual Total Return†			Inception Date	2019 Annual Operating Expenses*	2019 Annual Operating Expenses after Fee Waiver and Expense Reim- bursement**		Prospectus Expense Ratios‡	Prospectus Expense Ratios after Fee Waiver and Expense Reim- bursement‡
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES

Asia Total Return Bond Fund (MAINX)§	13.00%	5.12%	n.a.	4.97%	11/30/11	1.08%	1.07%	[1]	1.15%	1.15%	[1]

Asia Credit Opportunities Fund (MCRDX)	13.34%	n.a.	n.a.	6.09%	4/29/16	1.24%	1.12%	[1]	1.37%	1.15%	[1]
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MACSX)	17.26%	4.25%	5.65%	8.96%	9/12/94	1.08%	1.08%		1.08%	1.08%

Asia Dividend Fund (MAPIX)	11.17%	7.17%	7.74%	8.52%	10/31/06	1.03%	1.02%	[2]	1.02%	1.01%	[2]

China Dividend Fund (MCDFX)	15.00%	10.54%	9.73%	9.84%	11/30/09	1.15%	1.15%		1.15%	1.15%
ASIA VALUE STRATEGY

Asia Value Fund (MAVRX)	8.23%	n.a.	n.a.	8.41%	11/30/15	1.85%	1.42%	[3]	1.77%	1.50%	[3]
ASIA GROWTH STRATEGIES

Asia Growth Fund (MPACX)	26.18%	8.24%	8.88%	9.25%	10/31/03	1.09%	1.09%		1.10%	1.10%

Pacific Tiger Fund (MAPTX)	10.72%	6.30%	7.50%	8.48%	9/12/94	1.08%	1.05%	[2]	1.07%	1.04%	[2]

Asia ESG Fund (MASGX)	12.55%	n.a.	n.a.	4.75%	4/30/15	1.54%	1.42%	[3]	2.20%	1.50%	[3]

Emerging Asia Fund (MEASX)	-1.01%	2.34%	n.a.	4.13%	4/30/13	1.65%	1.46%	[3]	1.66%	1.48%	[3]

Asia Innovators Fund (MATFX)	29.60%	8.90%	10.22%	4.12%	12/27/99	1.19%	1.19%		1.19%	1.19%

China Fund (MCHFX)	34.56%	10.35%	5.79%	9.92%	2/19/98	1.09%	1.09%		1.10%	1.10%

India Fund (MINDX)	-0.88%	3.82%	7.48%	10.04%	10/31/05	1.11%	1.11%		1.09%	1.09%

Japan Fund (MJFOX)	26.08%	10.20%	9.75%	6.22%	12/31/98	0.93%	0.93%		0.91%	0.91%

Korea Fund (MAKOX)	3.80%	4.59%	6.82%	5.61%	1/3/95	1.15%	1.15%		1.14%	1.14%
ASIA SMALL COMPANY STRATEGIES

Asia Small Companies Fund (MSMLX)	17.38%	2.32%	6.04%	9.83%	9/15/08	1.60%	1.45%	[3]	1.51%	1.46%	[3]

China Small Companies Fund (MCSMX)	35.41%	11.76%	n.a.	6.31%	5/31/11	1.62%	1.42%	[3]	1.97%	1.50%	[3]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	Before fee waivers and expense reimbursement.

**	Expense ratio represents the actual expense ratio a shareholder would have paid if they had been invested the entire year.

‡

These figures are from the Funds’ prospectus dated as of April 30, 2019, and may differ from the actual expense ratios for fiscal year 2019, as shown in the financial highlights section of this report.

§	The Fund’s name changed from Matthews Asia Strategic Income Fund to Matthews Asia Total Return Bond Fund on January 31, 2020.

1

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Any amount waived with respect to the Fund pursuant to this agreement is not subject to recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2021 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. Beginning on November 1, 2019, Matthews voluntarily reduced this expense limitation to 1.20% for the Institutional Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

MATTHEWS ASIA FUNDS

Institutional Class Performance and Expenses (December 31, 2019)

Institutional Class		Average Annual Total Return†			Inception Date	2019 Annual Operating Expenses*	2019 Annual Operating Expenses after Fee Waiver and Expense Reim- bursement**		Prospectus Expense Ratios‡	Prospectus Expense Ratios after Fee Waiver and Expense Reim- bursement‡
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES

Asia Total Return Bond Fund (MINCX)§	13.20%	5.37%	n.a.	5.19%	11/30/11	0.97%	0.90%	[1]	0.96%	0.90%	[1]

Asia Credit Opportunities Fund (MICPX)	13.69%	n.a.	n.a.	6.34%	4/29/16	1.07%	0.90%	[1]	1.18%	0.90%	[1]
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MICSX)	17.46%	4.40%	n.a.	4.60%	10/29/10	0.94%	0.94%		0.93%	0.93%

Asia Dividend Fund (MIPIX)	11.35%	7.29%	n.a.	6.52%	10/29/10	0.93%	0.92%	[2]	0.91%	0.90%	[2]

China Dividend Fund (MICDX)	15.16%	10.71%	n.a.	8.87%	10/29/10	1.01%	1.01%		1.01%	1.01%
ASIA VALUE STRATEGY

Asia Value Fund (MAVAX)	8.35%	n.a.	n.a.	8.65%	11/30/15	1.74%	1.24%	[3]	1.54%	1.25%	[3]
ASIA GROWTH STRATEGIES

Asia Growth Fund (MIAPX)	26.34%	8.44%	n.a.	7.41%	10/29/10	0.94%	0.94%		0.93%	0.93%

Pacific Tiger Fund (MIPTX)	10.90%	6.48%	n.a.	6.11%	10/29/10	0.93%	0.91%	[2]	0.90%	0.88%	[2]

Asia ESG Fund (MISFX)	12.74%	n.a.	n.a.	4.99%	4/30/15	1.41%	1.24%	[3]	2.01%	1.25%	[3]

Emerging Asia Fund (MIASX)	-0.85%	2.57%	n.a.	4.36%	4/30/13	1.51%	1.25%	[3]	1.50%	1.25%	[3]

Asia Innovators Fund (MITEX)	29.71%	9.09%	n.a.	11.88%	4/30/13	1.05%	1.05%		1.02%	1.02%

China Fund (MICFX)	34.90%	10.53%	n.a.	4.63%	10/29/10	0.91%	0.91%		0.91%	0.91%

India Fund (MIDNX)	-0.76%	4.02%	n.a.	4.86%	10/29/10	0.94%	0.94%		0.90%	0.90%

Japan Fund (MIJFX)	26.10%	10.29%	n.a.	9.91%	10/29/10	0.88%	0.88%		0.85%	0.85%

Korea Fund (MIKOX)	4.01%	4.73%	n.a.	6.26%	10/29/10	1.05%	1.05%		1.02%	1.02%
ASIA SMALL COMPANY STRATEGIES

Asia Small Companies Fund (MISMX)	17.65%	2.54%	n.a.	3.61%	4/30/13	1.46%	1.24%	[3]	1.37%	1.25%	[3]

China Small Companies Fund (MICHX)[5]	35.68%	n.a.	n.a.	8.66%	11/30/17	1.51%	1.24%	[3]	1.79%	1.25%	[3]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	Before fee waivers and expense reimbursement.

**	Expense ratio represents the actual expense ratio a shareholder would have paid if they had been invested the entire year.

‡

These figures are from the Funds’ prospectus dated as of April 30, 2019, and may differ from the actual expense ratios for fiscal year 2019, as shown in the financial highlights section of this report.

§	The Fund’s name changed from Matthews Asia Strategic Income Fund to Matthews Asia Total Return Bond Fund on January 31, 2020.

1

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%. Any amount waived with respect to the Fund pursuant to this agreement is not subject to recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2021 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%. Beginning on November 1, 2019, Matthews voluntarily reduced this expense limitation to 1.20% for the Institutional Class. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA

Cover photo: Asian Palace

This report has been prepared for Matthews International Funds (d/b/a Matthews Asia Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2019. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

*The Fund’s name changed from Matthews Asia Strategic income Fund to Matthews Asia Total Return Bond Fund on January 31, 2020.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ Prospectuses and Statement of Additional Information for more risk disclosure.

Message to Shareholders from the President of Matthews Asia Funds

Dear Valued Shareholder,

Asian markets were volatile through the first nine months of the year amid U.S.–China trade tensions, intensified geopolitical tensions, and slowing economic growth. However, markets—global, Asian, emerging and developed alike—posted strong results in the final quarter of the year. The uptick in sentiment in the fourth quarter, largely driven by positive trade rhetoric, helped drive markets higher, especially in December. Chinese equities were some of the region’s strongest performers in the fourth quarter, after negative returns in the prior quarter when stocks suffered as investors remained sidelined watching the televised protests in Hong Kong and reading about the U.S.–China trade dispute.

We are accustomed to these kinds of swings in markets, given our long history of focusing on Asia. This strengthens our resolve to remain focused on our core investment principles with a bottom-up approach and long-range view. Amid the volatile environment, I am proud of the continued positive absolute performance delivered across most of the Matthews Asia Funds.

Asia Dominates Emerging Markets

Over the past year we saw investors pay increasing attention towards China. In particular, the inclusion of China’s domestically listed A shares in many emerging market indices has been one of the major drivers of investors’ interest to learn more about the country’s investment opportunities and how to consider allocating to China within a diversified portfolio. As an Asia specialist, we believe an important part of our role is to provide investors with thoughtful insights and perspectives on the region based on in-depth knowledge and experience. With China contributing to Asia’s dominant weight in many emerging market indices, with Asia representing over 70% of the MSCI Emerging Market Index and China alone representing over one-third of the Index weight, more and more investors are realizing that to get emerging markets right, you have to get Asia right. We will continue to evaluate how to enhance our firm’s investment capabilities in order to provide investors with compelling investment opportunities.

Corporate Governance

With the growing inclusion of China’s domestic A-shares into major global indexes, China’s equity markets have attracted attention from investors worldwide. However, there are still investor concerns on governance practices. It is important to note that China’s regulatory environment around corporate governance has made significant strides forward. The country has taken many steps to give investors more confidence to invest in the country’s capital markets by focusing policy on corporate governance reforms. Policymakers introduced laws and policies in recent years to promote better ESG (Environmental, Social and Governance) practices and disclosure among corporations. As active managers, assessing a company’s governance is a key part of our investment process as we believe the quality of corporate governance is a key factor in long-term business sustainability. Strong corporate governance as well as good ESG practices may show little direct link to short-term stock performance, but we believe they are critical to delivering long-term, risk-adjusted shareholder value.

2020 and Beyond

Although the U.S. and China have differing political and economic ideologies, the phase-one trade deal that was recently reached is an important step. However, some near-term market uncertainty is already on the horizon as we enter the new year, with weakened investor sentiment continuing amid worries over the coronavirus, COVID-19, and the impact on China’s economy. But along with volatility and uncertainty come opportunities for active investors. Our investment team will continue to do its utmost in identifying well-managed, sustainable businesses, trading at reasonable valuations, on behalf of our clients. I encourage you to visit matthewsasia.com for our current perspectives and market updates from members of our investment team, including our latest thoughts on the coronavirus and its possible impact on China’s markets, consumers and the global economy.

Finally, during 2019 we welcomed Robert J. Horrocks, PhD, our firm’s Chief Investment Officer, as a Trustee on the Matthews Asia Funds Board of Trustees. We are delighted to have Robert join the Board of Trustees and incorporate his investment experience and insights into Board governance considerations. At Matthews Asia, and among my fellow Matthews Asia Funds Board of Trustees, we take pride in our role and our reputation as a firm and a governing body. We are mindful of our fiduciary duty to you—our valued shareholder—and of the importance of our role to engage in industry governance matters so that we can understand how changes may impact you. Jon Zeschin, our Chairman of the Board of Trustees, has served as Chairman of the Independent Directors Council (IDC) Governing Council and fellow Trustee, Gale Caruso, is also on the Governing Council of IDC. Additionally, Jon and I have been members of Investment Company Institute’s (ICI) Board of Governors over the past several years. We hope knowing that members of the Matthews Asia Funds Board of Trustees are engaged and involved to represent and provide effective advocacy on your behalf provides confidence in our commitment to our fiduciary duty to do what’s best for you.

As always, thank you for being a valued shareholder.

William J. Hackett

President of Matthews Asia Funds

2	MATTHEWS ASIA FUNDS

Message to Shareholders from the Investment Advisor

Dear Valued Investors,

The last quarter of 2019 brought some promise to the markets—a partial resolution of the U.S.–China trade dispute as well as denouement in the violence on the fringes of the Hong Kong protest movement, after pro-democracy candidates won in local elections. The strong rally in the market was also backed by better economic news coming from the U.S., which appeared to have skirted a recession, and renewed hopes for continued moderate fiscal and monetary stimulus across the Asian region.

In some respects, however, 2019 was a difficult year for investors with the highly concentrated nature of the market’s returns within large-cap growth companies, particularly in the technology and consumer discretionary sectors. For example, companies like Tencent and Alibaba—already large positions in the MSCI All Country Asia ex Japan Index—had particularly strong final quarters to 2019. In turn, many of the smaller, more cheaply valued stocks and many small company stocks lagged far behind the indices. These effects were a drag on some of our portfolios. China’s A share markets rallied in the final quarter, too, albeit not as powerfully as they had in the first three months of the year. Indeed, it was China that led the year-end rally: India and Japan both lagging. So the concentration of market performance was not just in sectors, but also in countries, and that meant just a few stocks have driven the majority of the benchmark performance over the past three years.

The performance of “large-cap growth” in Asia over the past few years in one sense is unsurprising—as growth expectations decline and the yield curve flattens, large-cap growth stocks tend to outperform. And yet the scale of this outperformance—particularly acute in the latter stages of 2019—has been surprising. In addition, the duration of the outperformance of growth over value in Asia has been unusual. The so-called “jobless recovery” in global economies caused a gradual, incessant flattening of the yield curve and a frustration of growth expectations that pushed investors to pay higher and higher multiples for growth and to declare value investing to be dead. It is perhaps not too much of an exaggeration to say that some investors were rewarded over the past year for almost entirely ignoring valuations. That made the markets playgrounds for the speculator and the momentum trader—it made them a much harder environment for the fundamental investor.

At Matthews Asia, we have always focused on fundamental investing. None of our portfolios fit easily into momentum-driven or trading markets. However, we do have portfolios that invest a higher portion of their assets in emerging businesses and sectors; indeed, the best performing portfolios were those that focused on faster-growing companies with less tested business models, often in technology and health care. We do not seek to time style swings—only to try and understand them and so we are in a position to be more mindful of some of the risks and the opportunities in the markets. As some stocks were beaten down or ignored due to a combination of trade worries, Hong Kong politics and slow growth, valuations in parts of the market became noticeably cheap, as cheap as other areas of the market seemed expensive. The overall level of the region’s price-to-earnings ratio, a little above average, masked the underlying polarized nature of valuations. So, as we look to 2020, being mindful of some of these disparities, trading in portfolios may rise as we manage risks and take advantage of new opportunities.

An important question as we go into the new year is whether these trends are likely to continue. Over the closing weeks of 2019, there were hints that some of these trends may be losing steam. The disparity in valuations between fast- and slow-growing companies had become quite stark. Some popular and high-flying stocks faltered badly as they marginally missed earnings forecasts. A reversal in the yield curve, which had inverted but then started to steepen, suggested that the economic environment might be changing. Fiscal and monetary stimulus from China, joining that from other countries across the region, could drive rising margins and a broadening of earnings growth that will make growth seem less scarce and investors less willing to be cavalier about valuations of some companies.

I am optimistic overall about 2020. Slow growth in the global economy outside of Asia, may simply work to create a moderately softer U.S. dollar. That softening of the dollar ought to create a beneficial environment for Asia’s economies to continue their stimulus measures. Even though Chinese stocks had a strong 2019, that may just mean they have momentum going into 2020 and the continued favorable environment means that the rally has a good chance of continuing. For now, it is being led by China. Given the fact that the Japanese rally is much longer in the tooth and the Indian economy is suffering from weakening nominal demand, it would not be too optimistic to expect China’s leadership to continue their stimulus into the New Year. But should growth broaden across the region, it would bring back the kind of liquid financial conditions that have traditionally favored smaller capitalization stocks. What is less certain is whether global asset allocators yet believe in this trend, and so they appear to be staying on the sidelines. If this bullish trend is to continue, it must climb that wall of suspicion.

We will remain dedicated to finding the best companies that, based on our intuition and knowledge of the region, we believe will dominate their industries in years to come. As always, we will temper our enthusiasm for the region’s growth with a proper focus on the quality of each company’s governance and the price we are being asked to pay.

Robert Horrocks, PhD

Chief Investment Officer

matthewsasia.com | 800.789.ASIA	3

PORTFOLIO MANAGERS

Teresa Kong, CFA
Lead Manager

Satya Patel	Wei Zhang
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$11.12	$11.12
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.08%	0.97%
After Fee Waiver and Reimbursement[2]	1.07%	0.90%
Portfolio Statistics
Total # of Positions		39
Net Assets		$116.7 million
Modified Duration[3]		4.86
Portfolio Turnover[4]		84.38%
Benchmark
J.P. Morgan Asia Credit Index*

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia, such as China and India, and includes developed, emerging, and frontier countries and markets in the Asian region. The Fund’s investments in debt securities may be denominated in any currency, may be of any quality or may be unrated, and may have no stated maturity or duration target.

Matthews Asia Total Return Bond Fund†

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Asia Total Return Bond Fund returned 13.00% (Investor Class) and 13.20% (Institutional Class), while its benchmark, the Markit iBoxx Asian Local Bond Index, returned 8.99%. For the fourth quarter, the Fund returned 3.53% (Investor Class) and 3.42% (Institutional Class) versus 2.80% for the Index.

We would also like to inform you that effective January 31, 2020, the Fund name was changed from the Matthews Asia Strategic Income Fund to the Matthews Asia Total Return Bond Fund to better reflect the Fund’s investment objective, which has always been total return over the long term with an emphasis on income, and to conform with the naming convention of its global peer group. Effective the same date, the Fund’s benchmark was also changed to a blended benchmark comprised of 50% Markit iBoxx Asian Local Bond Index and 50% J.P. Morgan Asia Credit Index to better reflect the Fund’s investment strategy. Additionally, the Fund’s distribution frequency was changed from quarterly to monthly as it reflects the standard of our global peers, the majority of which distribute on a monthly basis.

Market Environment:

2019 was a tale of trial, caused by political and economic turbulence. By the fourth quarter, it also was a tale of triumph. The year started with a strong rally, which was cut short by a surprise escalation in the trade war by the Trump administration in May. Negativity in the markets was compounded by rapidly declining global manufacturing PMI, a key gauge of global activity, which had been declining since late 2018 and slipped to contractionary levels (i.e., below 50) by May.

Acknowledging growing risks, the U.S. Federal Reserve put rate hikes on pause and eventually cut rates twice. U.S. Treasury yields decreased by 102 basis points in the first three quarters of 2019. The Fed action was supportive of the U.S. and global economies, though not enough to curb growing fears of recession. Yields across Asian local government markets came down, helped by dovishness from the Fed, which allowed other central banks to cut rates.

In many ways the fourth quarter, December in particular, was a reversal of much of the previous six months. On December 12, the White House indicated that a “phase one” trade deal had been reached, paving the way for a risk-on rally into year end. Asian equities outperformed the S&P 500 Index. Within fixed income, high yield outperformed investment grade bonds. In fact, returns for U.S. Treasuries were negative, in a quick reversal of their strong performance throughout 2019. The risk-on mood also helped local currency assets outperform, driven by stronger foreign exchange (FX) versus the U.S. dollar (USD).

Markets saw the partial trade deal as a positive development because a December tariff increase was taken off the table, and the initial agreement was seen as boding well for a permanent tariff détente. With Trump and Xi increasingly aware of the economic costs of the trade war, both appeared to be turning more pragmatic. All of this warranted a re-rating of risk in the markets.

Within Asian local government markets, almost all countries posted positive returns in the fourth quarter—except Hong Kong and India, both driven by idiosyncratic issues. In Hong Kong, protests depressed economic sentiment. In India, the increase in inflation, driven by food prices, hampered policymakers’ ability to further ease policy, which was needed for the economy to recover from a crisis in the non-banking financial sector.

Performance Contributors and Detractors:

For 2019, USD-denominated high yield positions, particularly Chinese property companies, were the top-returning holdings in the portfolio. Since sentiment around Chinese property became negative in 2018, it set the sector up for out performance in 2019 as many of the risks impacting the sector faded throughout 2019. These risks included de-leveraging efforts in China, rising U.S. interest rates and escalation of the U.S.–China trade war. South Korea FX and rates were the biggest detractors, generating negative returns. South Korea was the main target of

(continued)

†	The Fund’s name changed from Matthews Asia Strategic Income Fund to Matthews Asia Total Return Bond Fund on January 31, 2020.
*

Effective January 31, 2020, the Fund changed its benchmark to a blended benchmark comprised of 50% Markit iBoxx Asian Local Bond Index and 50% J.P. Morgan Asia Credit Index. Prior to January 31, 2020, the Fund’s benchmark was the Markit iBoxx Asian Local Bond Index. Matthews believes that the blended benchmark is more appropriate in light of the Fund’s current investment strategy. The Markit iBoxx Local Bond Index performance reflects the returns of the discontinued predecessor HSBC Asia Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Local Bond Index thereafter.

1	Actual 2019 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g. custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Any amount waived with respect to the Fund pursuant to this agreement is not subject to recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3

Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

4	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAINX)	3.53%	13.00%	5.85%	5.12%	4.97%	11/30/11
Institutional Class (MINCX)	3.42%	13.20%	6.10%	5.37%	5.19%	11/30/11
Markit iBoxx Asian Local Bond Index[5]	2.80%	8.99%	6.41%	3.55%	3.06%
50% Markit iBoxx Asian Local Bond Index, 50% J.P. Morgan Asia Credit Index[5]	1.97%	10.18%	5.89%	4.25%	4.39%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2019					2018
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.08	$0.10	$0.14	$0.12	$0.44	$0.12	$0.10	$0.07	$0.00	$0.29
Inst’l (MINCX)	$0.09	$0.11	$0.14	$0.12	$0.46	$0.13	$0.11	$0.08	$0.00	$0.31

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.99% (4.99% excluding waivers)

Institutional Class: 4.83% (4.73% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/19, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 5.68%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5

It is not possible to invest directly in an index. Source: Index data from HSBC, Markit iBoxx and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definitions. Effective January 31, 2020, the Fund changed its benchmark to a blended benchmark comprised of 50% Markit iBoxx Asian Local Bond Index and 50% J.P. Morgan Asia Credit Index. Prior to January 31, 2020, the Fund’s benchmark was the Markit iBoxx Asian Local Bond Index. Matthews believes that the blended benchmark is more appropriate in light of the Fund’s current investment strategy. The Markit iBoxx Asian Local Bond Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Sri Lanka Government Bond, 7.850%, 03/14/2029	Foreign Government Bonds	U.S. Dollar	4.8%
HSBC Holdings PLC, 6.375%, 12/29/2049	Financials	U.S. Dollar	4.6%
Debt and Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	4.5%
PB International BV, 7.625%, 01/26/2022	Consumer Discretionary	U.S. Dollar	4.5%
Wanda Properties International Co., Ltd., 7.250%, 01/29/2024	Real Estate	U.S. Dollar	4.5%
Network i2i, Ltd., 5.650%, 04/15/2068	Communication Services	U.S. Dollar	4.2%
CIFI Holdings Group Co., Ltd., 6.550%, 03/28/2024	Real Estate	U.S. Dollar	4.0%
ABJA Investment Co. Pte, Ltd., 5.450%, 01/24/2028	Materials	U.S. Dollar	3.7%
Logan Property Holdings Co., Ltd., 5.250%, 02/23/2023	Real Estate	U.S. Dollar	3.3%
Malaysia Government Bond, 4.642%, 11/07/2033	Foreign Government Bonds	Malaysian Ringgit	3.0%
% OF ASSETS IN TOP TEN			41.1%

matthewsasia.com | 800.789.ASIA	5

CURRENCY ALLOCATION (%)[6,7]
US Dollar	53.6
China Renminbi	10.9
Indonesian Rupiah	6.0
Singapore Dollar	5.8
South Korean Won	5.3
Indian Rupee	5.1
Malaysian Ringgit	4.1
Thailand Baht	3.9
Philippines Peso	3.6
Vietnam Dong	1.8

COUNTRY ALLOCATION (%)[6,7,8]
China/Hong Kong	43.5
India	14.6
Indonesia	14.6
Vietnam	6.2
Philippines	5.9
Sri Lanka	4.8
Malaysia	4.0
South Korea	0.3
Cash and Other Assets, Less Liabilities	6.0

SECTOR ALLOCATION (%)[6,7]
Real Estate	23.3
Foreign Government Bonds	20.2
Financials	20.0
Communication Services	10.0
Consumer Discretionary	6.0
Materials	3.7
Energy	3.7
Utilities	2.5
Industrials	2.4
Health Care	2.3
Cash and Other Assets, Less Liabilities	6.0

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)[6,7]
Non-Convertible Corporate Bonds	61.7
Government Bonds	24.8
Convertible Corporate Bonds	7.5
Cash and Other Assets, Less Liabilities	6.0

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

7	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

8	Not all countries where the Fund may invest are included in the benchmark index.

Matthews Asia Total Return Bond Fund

Portfolio Manager Commentary  (unaudited) (continued)

selling due to trade war and global slowdown fears since it is heavily reliant on manufacturing and open to trade.

For the fourth quarter, the biggest contributor to outperformance came from USD-denominated high yield bonds. Local currency assets also did well, driven primarily by FX returns. Our top Asian FX positions were in Chinese renminbi and Indonesian rupiah, which were the top contributors to FX performance in absolute terms.

In terms of rates, the underweight to overall duration contributed to outperformance as U.S. Treasuries and government yields around the world rose in the fourth quarter. In absolute terms, our local rates positions in Indonesia and India were the biggest contributors, as these benefited from the risk-on sentiment.

In terms of USD-denominated high yield, the top contributors came from the Chinese property sector and Bharti Airtel. After the Supreme Court of India settled a long-standing case on telecom sector taxes, Bharti Airtel said it planned to raise new equity and convertible bonds to shore up its balance sheet, leading to a sharp rebound in bond prices.

Among the biggest detractors to returns were our positions in Perusahaan Listrik Negara (PLN), Debt and Asset Trading and Baozun. PLN and Debt and Asset Trading are both quasi-sovereigns of Indonesia and Vietnam, respectively. Baozun was added after a sell-off and we will allow time for our investment thesis to play out.

Notable Portfolio Changes:

For the first three quarters of 2019, the main impetus of change for the portfolio was toward weathering a protracted trade war and downshift in economic activity. To that end, we looked to add interest-rate duration, in both the U.S. and Asian countries. We shifted out of some lower-quality, higher-yielding bonds toward higher-quality bonds, such as PLN, Cikarang Listrindo and local currency rates in Malaysia, Thailand, Indonesia and India. In addition, we reduced our FX exposure to Asian currencies, with the biggest underweight relative to the Index coming from the Korean won.

As the outlook brightened, we made a number of changes to the portfolio in the fourth quarter. In currencies, we added to our exposure to Chinese renminbi, believing that the market had priced in too much negativity around a trade deal. We also added to our exposure to Chinese corporates, taking on new positions in Baozun, iQIYI, Sino Ocean, and Far East Horizon.

In rates, we exited our position in Indian five-year swaps, which had gained from multiple Reserve Bank of India policy-rate cuts throughout the year. We felt that the risk/reward going forward was more balanced and thus took profits.

We believed that most of the gains in U.S. duration had already been realized and chose to pare back our U.S. rate duration and rate sensitivity. To that end, we exited our positions in PLN, Cikarang Listrindo, and Standard Chartered perpetual bonds.

Finally, we initiated a position in Bharti Airtel, an Indian telecom company that is one of the top operators in the country.

Outlook:

Looking to 2020, we have learned from 2019 that political risks ebb and flow, but fundamental analysis remains key to outperformance. The market is seemingly struggling to price geopolitical risks. We expect this to present opportunities to drive returns through security selection. In 2019, fundamental analysis drove our conviction to hold higher-beta securities in the portfolio—be it high yield over investment grade, or long-dated bonds over short-dated ones—which helped the Fund outperform.

Market fundamentals give us reason to be optimistic heading into 2020. Global Manufacturing PMI is showing signs that it might have bottomed in the fourth quarter of 2019, paving the way for outperformance of cyclical sectors. For Asia, which is driven by manufacturing, this is a welcome sign. Semiconductors sales, which are heavily correlated to global growth and growth in Asia, seem to be rebounding. In terms of valuation, Asian currencies and Asian high yield continue to look attractive. Thus, we believe stronger fundamental tailwinds could drive Asian fixed income to outperform its global counterparts in 2020.

6	MATTHEWS ASIA FUNDS

Matthews Asia Total Return Bond Fund

December 31, 2019

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 61.7%	FOREIGN GOVERNMENT OBLIGATIONS: 24.8%

	Face Amount*	Value

CHINA/HONG KONG: 36.0%
HSBC Holdings PLC 6.375%[b], 03/30/25[c]	4,900,000	$5,328,750

Wanda Properties International Co., Ltd. 7.250%, 01/29/24[d]	5,300,000	5,215,624

CIFI Holdings Group Co., Ltd. 6.550%, 03/28/24[d]	4,500,000	4,611,483

Logan Property Holdings Co., Ltd. 5.250%, 02/23/23[d]	3,900,000	3,894,974

Franshion Brilliant, Ltd. 5.750%[b], 01/17/22[c,d]	3,400,000	3,367,696

KWG Group Holdings, Ltd. 5.875%, 11/10/24[d]	3,400,000	3,257,208

King Talent Management, Ltd. 5.600%[b], 12/04/22[c,d]	3,500,000	3,151,646

China Huaneng Group Co., Ltd. 3.950%, 04/21/26	CNY 20,000,000	2,879,837

CITIC Telecom International Finance, Ltd. 6.100%, 03/05/25[d]	2,300,000	2,391,840

KWG Group Holdings, Ltd. 7.875%, 09/01/23[d]	2,050,000	2,148,326

CIFI Holdings Group Co., Ltd. 7.750%, 09/20/20[d]	CNY 12,000,000	1,751,213

Agricultural Bank of China, Ltd. 4.300%, 04/11/29[d]	CNY 10,000,000	1,464,137

Sino-Ocean Land Treasure III, Ltd. 4.900%[b], 09/21/22[c,d]	1,400,000	1,223,571

Honghua Group, Ltd. 6.375%, 08/01/22[d]	1,100,000	1,100,326

Deutsche Bank AG 5.600%[b], 04/10/25[d]	CNY 2,000,000	261,612

Total China/Hong Kong		42,048,243

INDIA: 14.6%
Network i2i, Ltd. 5.650%[b], 01/15/25[c,f]	5,000,000	4,940,000

ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28[d]	4,440,000	4,330,553

Bajaj Finance, Ltd., Series 246 8.538%, 06/07/22	INR 200,000,000	2,870,716

Housing Development Finance Corp., Ltd. 9.000%, 11/29/28	INR 190,000,000	2,825,747

ICICI Bank UK PLC 5.375%[b], 09/26/28[d]	SGD 2,750,000	2,091,999

Total India		17,059,015

INDONESIA: 8.7%
PB International BV 7.625%, 01/26/22[d]	5,100,000	5,222,391

Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/24[d]	3,300,000	3,169,438

Modernland Overseas Pte, Ltd. 6.950%, 04/13/24[d]	1,900,000	1,710,856

Total Indonesia		10,102,685

PHILIPPINES: 2.4%
Royal Capital BV 4.875%[b], 05/05/24[c,d]	2,800,000	2,831,153

Total Philippines		2,831,153

TOTAL NON-CONVERTIBLE CORPORATE BONDS		72,041,096

(Cost $70,190,257)

	Face Amount*	Value

VIETNAM: 6.3%
Debt and Asset Trading Corp. 1.000%, 10/10/25[d]	6,969,000	$5,296,440

Vietnam Government Bond 5.200%, 01/12/22	VND 43,000,000,000	1,987,337

Total Vietnam		7,283,777

INDONESIA: 5.9%
Indonesia Government Bond 9.000%, 03/15/29	IDR 38,000,000,000	3,052,758

Indonesia Government Bond 8.250%, 05/15/29	IDR 34,550,000,000	2,682,867

Indonesia Government Bond 8.375%, 04/15/39	IDR 15,000,000,000	1,156,132

Total Indonesia		6,891,757

SRI LANKA: 4.8%
Sri Lanka Government Bond 7.850%, 03/14/29[d]	5,500,000	5,567,629

Total Sri Lanka		5,567,629

MALAYSIA: 4.0%
Malaysia Government Bond 4.642%, 11/07/33	MYR 13,000,000	3,506,048

Malaysia Government Bond 3.478%, 06/14/24	MYR 4,800,000	1,186,863

Total Malaysia		4,692,911

PHILIPPINES: 3.5%
Republic of Philippines 3.900%, 11/26/22	PHP 123,000,000	2,425,559

Republic of Philippines 6.250%, 01/14/36	PHP 70,000,000	1,670,287

Total Philippines		4,095,846

SOUTH KOREA: 0.3%
Korea Treasury Bond 3.500%, 03/10/24	KRW 400,000,000	373,531

Total South Korea		373,531

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		28,905,451

(Cost $27,567,559)

CONVERTIBLE CORPORATE BONDS: 7.5%

CHINA/HONG KONG: 7.5%
Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[d]	2,500,000	2,644,150

Weibo Corp., Cnv. 1.250%, 11/15/22	2,400,000	2,245,500

iQIYI, Inc., Cnv. 2.000%, 04/01/25[f]	2,150,000	2,134,131

Baozun, Inc., Cnv. 1.625%, 05/01/24[f]	1,900,000	1,755,814

Total China/Hong Kong		8,779,595

TOTAL CONVERTIBLE CORPORATE BONDS		8,779,595

(Cost $8,479,724)

matthewsasia.com | 800.789.ASIA	7

Matthews Asia Total Return Bond Fund

December 31, 2019

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS (continued)

Value

TOTAL INVESTMENTS: 94.0%	$109,726,142
(Cost $106,237,540)

CASH AND OTHER ASSETS, LESS LIABILITIES: 6.0%	6,987,522

NET ASSETS: 100.0%	$116,713,664

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security is a fixed-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

c	Perpetual security with no stated maturity date. First call date is disclosed.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
f

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $8,829,945, which is 7.57% of net assets.

*	All Values in USD unless otherwise specified

3M MYR-KLIBOR	Three Month Kuala Lumpur Interbank Offered Rate

6M THB-THBFIX	Six Month Thai Baht Interest Rate Fixing

Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	Korean Won

MYR	Malaysian Ringgit

OTC	Over-the-counter

PHP	Philippine Peso

SGD	Singapore Dollar

THB	Thai Baht

USD	U.S. Dollar

VND	Vietnamese Dong

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
THB 127,529,500	USD 4,150,000	Merrill Lynch & Co., Inc.	01/21/20	$138,758
KRW 6,677,976,000	USD 5,680,000	Merrill Lynch & Co., Inc.	01/31/20	102,048
SGD 6,169,883	USD 4,515,000	Merrill Lynch & Co., Inc.	01/31/20	73,502
INR 200,000,000	USD 2,787,456	JPMorgan Chase & Co.	03/06/20	2,289
CNY 21,793,000	USD 3,100,000	Merrill Lynch & Co., Inc.	05/05/20	19,325
CNY 21,135,000	USD 3,000,000	Merrill Lynch & Co., Inc.	06/23/20	21,301

				357,223

CNY 21,446,348	USD 3,112,000	Merrill Lynch & Co., Inc.	01/06/20	(33,141)
USD 2,980,937	CNY 21,446,348	Merrill Lynch & Co., Inc.	01/06/20	(97,922)
USD 2,701,972	INR 200,000,000	JPMorgan Chase & Co.	03/06/20	(87,773)

				(218,836)

Net Unrealized Appreciation				$138,387

OTC INTEREST RATE SWAPS*

Floating Rate Paid by Fund		Fixed Rate Received by Fund		Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation
Rate	Frequency	Rate	Frequency
3M MYR-KLIBOR, 3.340%	Quarterly	3.300%	Quarterly	Bank of America, N.A.	06/19/2024	MYR 13,000	$7,148	—	$7,148
6M THB-THBFIX, 1.167%	Semi-annual	1.610%	Semi-annual	Bank of America, N.A.	06/21/2024	THB 281,000	154,825	—	154,825
6M THB-THBFIX, 1.271%	Semi-annual	1.265%	Semi-annual	Bank of America, N.A.	09/04/2024	THB 210,000	5,891	—	5,891

Total							$167,864	—	$167,864

*	Swaps are not centrally cleared.

See accompanying notes to financial statements.

8	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Teresa Kong, CFA	Satya Patel
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MCRDX	MICPX
CUSIP	577130677	577130669
Inception	4/29/16	4/29/16
NAV	$10.57	$10.57
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.24%	1.07%
After Fee Waiver and Reimbursement[2]	1.12%	0.90%
Portfolio Statistics
Total # of Positions		36
Net Assets		$92.4 million
Modified Duration[3]		3.96
Portfolio Turnover[4]		81.08%
Benchmark
J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by companies as well as governments, quasi-governmental entities, and supra-national institutions in Asia. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, exchangeable bonds, credit-linked notes, inflation-linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics. Asia consists of all countries and markets in Asia, such as China and Indonesia, in addition to the developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Asia Credit Opportunities Fund returned 13.34% (Investor Class) and 13.69% (Institutional Class), while its benchmark, the J.P. Morgan Asia Credit Index, returned 11.35%. For the fourth quarter, the Fund returned 2.15% (Investor Class) and 2.18% (Institutional Class) versus 1.15% for the Index.

We would also like to inform you that effective January 31, 2020, the Fund’s distribution frequency was changed from quarterly to monthly as it reflects the standard of our global peers, the majority of which distribute on a monthly basis.

Market Environment:

Despite the U.S.–China trade conflict and a challenging macro environment, returns were stellar for Asian credit in 2019. Trade war disruptions, slowing growth, low inflation and dovish central banks pushed risk-free interest rates to record lows. Credit spreads also started the year higher than historical averages. As trade de-escalation began in the fall, credit spreads began falling. Asian high yield credit spreads tightened 70 basis points (0.7%) in all of 2019, and tightened 50 basis points (0.50%) just in the fourth quarter. This combination of falling credit spreads and U.S. interest rates led to one of the decade’s best years for returns.

U.S. dollar-denominated bonds of Chinese issuers performed particularly well in the fourth quarter, benefiting from positive trade news and supportive domestic policies. Growth in China had been slowing for some time, with third-quarter growth at 6%. With this, Chinese policymakers acknowledged that the 6% growth target should become more flexible and that the focus should be on quality growth, not just the quantity of growth. We think this translates into less credit-fueled stimulus as we have seen in the past. We expect policymakers to continue to be accommodative, however, with the goal of managing a smooth growth transition. Consumption, employment and higher value-add sectors will be the prime focus.

Indian financials topped headlines in 2019 as bad loans from banks and non-bank financial companies (NBFCs) caused liquidity and solvency issues for a few issuers. Given the credit crisis, lending dropped sharply, especially for commercial loans, and impacted growth. Nevertheless, as poorly managed banks retreated from the markets, we were able to invest in bonds of well-run lenders facing less competition and gaining market share.

Performance Contributors and Detractors:

In terms of sectors, the top contributors to performance in 2019 were Chinese property developers, frontier Asian government bonds and long-dated and high-quality bonds. Long-dated and high-quality bonds, such as HSBC, Debt and Asset Trading, Perusahaan Listrik Negara (PLN) and Indonesia Asahan Aluminium Persero (InAlum), benefited from a nearly yearlong decline in risk-free yields.

Almost all of the bonds in the portfolio finished positive for the year. One exception was our holding of Baozun, added late in the fourth quarter after a sell-off.

The biggest contributor to performance in the fourth quarter came from the overweight to BB- and B-rated securities. In terms of sectors, Chinese property developers did particularly well in the fourth quarter, as the trade deal improved market sentiment and Chinese policymakers focused on supporting domestic growth. Another sector to outperform was Sri Lanka and Pakistan government bonds, as the default risk of these two frontier holdings looked reasonable compared to other frontier emerging market countries.

(continued)

1	Actual 2019 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Any amount waived with respect to the Fund pursuant to this agreement is not subject to recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3

Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	9

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Retuns
	3 Months	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MCRDX)	2.15%	13.34%	5.89%	6.09%	4/29/16
Institutional Class (MICPX)	2.18%	13.69%	6.13%	6.34%	4/29/16
J.P. Morgan Asia Credit Index[5]	1.15%	11.35%	5.33%	4.73%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2019					2018
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MCRDX)	$0.10	$0.10	$0.13	$0.11	$0.44	$0.09	$0.09	$0.06	$0.10	$0.33
Inst’l (MICPX)	$0.10	$0.11	$0.14	$0.11	$0.46	$0.09	$0.09	$0.06	$0.11	$0.36

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.64% (4.68% excluding waivers)

Institutional Class: 4.75% (4.72% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/19, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 5.87%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Values are in US$.

5

It is not possible to invest directly in an index. Source: Index data from J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
King Talent Management, Ltd., 5.600%, 06/04/2068	Financials	U.S. Dollar	5.0%
Pakistan Government Bond, 6.875%, 12/05/2027	Foreign Government Bonds	U.S. Dollar	4.8%
Sino-Ocean Land Treasure III, Ltd., 4.900%, 03/21/2068	Real Estate	U.S. Dollar	4.8%
Indika Energy Capital III Pte, Ltd., 5.875%, 11/09/2024	Energy	U.S. Dollar	4.8%
Honghua Group, Ltd., 6.375%, 08/01/2022	Energy	U.S. Dollar	4.8%
Network i2i, Ltd., 5.650%, 04/15/2068	Communication Services	U.S. Dollar	4.5%
PB International BV, 7.625%, 01/26/2022	Consumer Discretionary	U.S. Dollar	4.0%
Debt and Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	3.9%
Franshion Brilliant, Ltd., 5.750%, 07/17/2067	Real Estate	U.S. Dollar	3.4%
Standard Chartered PLC, 7.750%, 04/02/2068	Financials	U.S. Dollar	3.4%
% OF ASSETS IN TOP TEN			43.4%

10	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited) (continued)

Security selection also added to performance, with Bharti Airtel and Softbank among the top contributors. Softbank rebounded in the fourth quarter as negative headlines from its Vision Fund investments faded and the company rationalized these investments. Finally, convertible bonds such as iQIYI, an online video platform in China, helped to boost returns, supported by equity rallies in the fourth quarter.

Among the biggest detractors to returns in the fourth quarter were our positions in PLN, Baozun and Debt and Asset Trading. PLN and Debt and Asset Trading are both quasi-sovereigns of Indonesia and Vietnam, respectively.

Notable Portfolio Changes:

At the beginning of 2019, we added several Chinese property companies that we believed were oversold in the prior year. These included CIFI and Shimao. For the next few quarters of 2019, the main direction of change for the portfolio was toward weathering a protracted trade war and downshift in economic activity. To that end, we looked to add higher-quality companies that could withstand volatility, as well as bonds with longer duration. For instance, we added PLN and InAlum in the second quarter, and Luye Pharma in the third quarter.

Most of the positions we exited in the year were convertible bond holdings that reached our price target. These included China Mengniu Dairy, CP Foods Holdings, Ctrip.com International, Johnson Electric Holdings and Zhongsheng Group. We also exited our holdings of Softbank Group bonds in the fourth quarter, taking profits as news flow turned more positive after the failed WeWork initial public offering.

Amid signs of a global economic recovery and a de-escalation of the U.S.–China trade conflict, we added more Chinese issuers in the fourth quarter. These included the convertible bonds of iQIYI and Baozun. These gave us exposure to the consumer and tech-driven parts of the Chinese economy. We also added positions in Sino-Ocean, a large property developer, Far East Horizon, an equipment-leasing company, and Honghua, a private equipment manufacturer for oil and gas drilling.

Outlook:

With global risk-free yields at near-term lows, we believe the search for yield that was a defining characteristic of the past decade will continue to be a positive tailwind for Asian high yield bonds. Asian high yield bonds continue to look cheap relative to U.S. high yield bonds on a spread basis. Asian high yield spreads are at 535 basis points, 79 basis points above their long-run average. By comparison, U.S. high yield spreads are at 324 basis points, 189 basis points below their long-run average. In fact, the difference in spreads between Asia and the U.S. is near its all-time highs. We believe this is a sign of value in Asia and that strong fundamental tailwinds could drive Asian fixed income to outperform its global counterparts in 2020.

Given the constructive and stable economic fundamentals in China, we continue to view China as the most important driver of returns for Asia high yield bonds in 2020. While headlines have focused on defaults in China, the reality is that the overall default rate in China remains in-line with global peers at less than 2%. It is important to distinguish idiosyncratically driven and systemically driven defaults. We view more idiosyncratic defaults as a positive for the market, allowing bond prices to more accurately reflect credit quality and, therefore, rewarding good credit selectors. We do not see these idiosyncratic defaults as signs of systemic or sectorwide defaults in China. In fact, we see signs of more policy easing compared to 2018 and 2019, which will provide macroeconomic support and reduce systemic risks.

CURRENCY ALLOCATION (%)[6,7]
US Dollar	100.0

COUNTRY ALLOCATION (%)[6,7,8]
China/Hong Kong	45.9
Indonesia	16.6
India	7.5
Vietnam	5.4
Pakistan	4.8
Sri Lanka	4.7
Australia	2.5
Philippines	2.3
Cash and Other Assets, Less Liabilities	10.2

SECTOR ALLOCATION (%)[6,7]
Real Estate	24.0
Financials	17.6
Foreign Government Bonds	11.0
Energy	9.5
Communication Services	7.9
Consumer Discretionary	6.8
Materials	5.7
Health Care	2.5
Utilities	2.4
Industrials	2.3
Cash and Other Assets, Less Liabilities	10.2

ASSET TYPE BREAKDOWN (%)[6,7]
Non-Convertible Corporate Bonds	66.6
Government Bonds	15.0
Convertible Corporate Bonds	8.2
Cash and Other Assets, Less Liabilities	10.2

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

7	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

8	Not all countries where the Fund may invest are included in the benchmark index.

matthewsasia.com | 800.789.ASIA	11

Matthews Asia Credit Opportunities Fund

December 31, 2019

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 66.6%	FOREIGN GOVERNMENT OBLIGATIONS: 15.0%

	Face Amount*	Value

CHINA/HONG KONG: 37.6%
King Talent Management, Ltd. 5.600%[b], 12/04/22[c,d]	5,100,000	$4,592,399

Sino-Ocean Land Treasure III, Ltd. 4.900%[b], 09/21/22[c,d]	5,100,000	4,457,292

Honghua Group, Ltd. 6.375%, 08/01/22[d]	4,400,000	4,401,305

Franshion Brilliant, Ltd. 5.750%[b], 01/17/22[c,d]	3,200,000	3,169,596

Standard Chartered PLC 7.750%[b], 04/02/23[c,d]	2,850,000	3,152,812

CIFI Holdings Group Co., Ltd. 6.550%, 03/28/24[d]	2,600,000	2,664,413

HSBC Holdings PLC 6.375%[b], 03/30/25[c]	2,400,000	2,610,000

Wanda Properties International Co., Ltd. 7.250%, 01/29/24[d]	2,400,000	2,361,792

KWG Group Holdings, Ltd. 5.875%, 11/10/24[d]	2,400,000	2,299,206

Logan Property Holdings Co., Ltd. 5.250%, 02/23/23[d]	1,500,000	1,498,067

Wanda Group Overseas, Ltd. 7.500%, 07/24/22[d]	1,500,000	1,438,957

KWG Group Holdings, Ltd. 7.875%, 09/01/23[d]	1,300,000	1,362,353

CITIC Telecom International Finance, Ltd. 6.100%, 03/05/25[d]	462,000	480,448

KWG Group Holdings, Ltd. 7.400%, 03/05/24[d]	300,000	306,309

Total China/Hong Kong		34,794,949

INDONESIA: 16.6%
Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/24[d]	4,600,000	4,418,005

PB International BV 7.625%, 01/26/22[d]	3,600,000	3,686,393

PT Indonesia Asahan Aluminium Perser 6.757%, 11/15/48[d]	1,900,000	2,448,409

Listrindo Capital BV 4.950%, 09/14/26[d]	2,200,000	2,230,470

Theta Capital Pte, Ltd. 6.750%, 10/31/26[d]	1,500,000	1,343,124

Modernland Overseas Pte, Ltd. 6.950%, 04/13/24[d]	1,400,000	1,260,631

Total Indonesia		15,387,032

INDIA: 7.6%
Network i2i, Ltd. 5.650%[b], 01/15/25[c,e]	3,000,000	2,964,000

ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28[d]	2,900,000	2,828,514

Network i2i Ltd. 5.650%[b], 01/15/25[c,d]	1,200,000	1,185,600

Total India		6,978,114

AUSTRALIA: 2.5%

Australia & New Zealand Banking Group, Ltd. 6.750%[b], 06/15/26[c,d]	2,000,000	2,282,500

Total Australia		2,282,500

PHILIPPINES: 2.3%

Royal Capital BV 4.875%[b], 05/05/24[c,d]	2,100,000	2,123,365

Total Philippines		2,123,365

TOTAL NON-CONVERTIBLE CORPORATE BONDS		61,565,960

(Cost $60,288,011)

	Face Amount*	Value

VIETNAM: 5.4%
Debt and Asset Trading Corp. 1.000%, 10/10/25[d]	4,789,000	$3,639,640

Socialist Republic of Vietnam 5.500%, 03/12/28	1,380,000	1,358,776

Total Vietnam		4,998,416

PAKISTAN: 4.9%
Pakistan Government Bond 6.875%, 12/05/27[d]	4,300,000	4,474,494

Total Pakistan		4,474,494

SRI LANKA: 4.7%
Sri Lanka Government Bond 7.850%, 03/14/29[d]	2,300,000	2,328,281

Sri Lanka Government Bond 6.125%, 06/03/25[d]	900,000	875,189

Sri Lanka Government Bond 6.850%, 11/03/25[d]	850,000	849,931

Sri Lanka Government Bond 6.825%, 07/18/26[d]	300,000	296,230

Total Sri Lanka		4,349,631

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		13,822,541

(Cost $13,702,461)

CONVERTIBLE CORPORATE BONDS: 8.2%

CHINA/HONG KONG: 8.2%

Baozun, Inc., Cnv. 1.625%, 05/01/24[e]	2,800,000	2,587,515

Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[d]	2,200,000	2,326,852

Weibo Corp., Cnv. 1.250%, 11/15/22	1,600,000	1,497,000

iQIYI, Inc., Cnv. 2.000%, 04/01/25[e]	1,200,000	1,191,143

Total China/Hong Kong		7,602,510

TOTAL CONVERTIBLE CORPORATE BONDS		7,602,510

(Cost $7,463,915)

TOTAL INVESTMENTS: 89.8%		82,991,011

(Cost $81,454,387)

CASH AND OTHER ASSETS, LESS LIABILITIES: 10.2%		9,443,717

NET ASSETS: 100.0%		$92,434,728

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security is a fixed-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

12	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

December 31, 2019

Schedule of Investmentsa (continued)

c	Perpetual security with no stated maturity date. First call date is disclosed.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

e

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $6,742,658, which is 7.29% of net assets.

*	All Values in USD unless otherwise specified

Cnv.	Convertible

USD	U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	13

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD	Kenneth Lowe, CFA
Lead Manager	Lead Manager

John Paul Lech
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$15.73	$15.70
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.08%	0.94%
Portfolio Statistics
Total # of Positions		63
Net Assets		$1.5 billion
Weighted Average Market Cap		$71.7 billion
Portfolio Turnover[2]		21.89%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, including high yield securities, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2019, the Matthews Asian Growth and Income Fund returned 17.26% (Investor Class) and 17.46% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 18.52%. For the fourth quarter of the year, the Fund returned 8.02% (Investor Class) and 8.04% (Institutional Class) versus 11.85% for the Index.

Market Environment:

2018’s concerns over tightening monetary policy and reducing U.S. dollar liquidity were swiftly reversed in 2019 as central banks committed to returning to an easing path as inflation remained elusive and growth was patchy. Asian equities were volatile through the first nine months of the year, however, as this central bank largesse was offset by the U.S.–China trade war. Tensions stopped escalating in the fourth quarter as a “phase one” trade deal was agreed upon. This created a significantly more constructive environment for risk assets, leading to strong performance for Asia in the fourth quarter and for the full year.

The North Asian markets of Taiwan and China were particularly strong. Taiwan benefited from a major rally in information technology stocks, while China saw relief from easing trade tensions. Elsewhere, India struggled to keep pace with the rest of the region as GDP growth came in weaker than expected and Southeast Asia lagged.

Performance Contributors and Detractors:

Although the portfolio marginally underperformed its benchmark for the full year, absolute performance was robust. We view this as a solid outcome given the Strategy’s more conservative investment approach.

The largest contributors to performance for both the quarter and the year came from the information technology sector, although an underweight here also caused it to be a drag on the portfolio’s relative performance. Taiwan Semiconductor Manufacturing gained significantly as it solidified its position as the outright leader in leading-edge technology. Growth is expected to return to double-digit levels as silicon content demand should remain strong due to the major secular trends of 5G and high-performance computing. Shares of fellow chipmaker Samsung Electronics also rose as earnings are expected to improve in 2020 with memory prices bouncing back and 5G phone shipments increasing. Further, the company has been enhancing its corporate governance with much-improved dividends.

Similarly, the consumer discretionary sector helped absolute performance but was mildly negative for relative performance over both time periods. Appliance companies Midea Group and Zhejiang Supor in China’s A-share market delivered strong performance as stock prices moved up alongside impressive fundamentals. The former gained on rising market share and strong operational efficiency, while the latter continued to deliver double-digit sales growth through online sales and an increased product offering. Additionally, the financial sector contributed to returns, with AIA Group notably strong. Shares of the company gained over the year despite protests in Hong Kong weighing on the near-term value of new business growth. The market appeared to be looking through this and toward AIA’s continued growth in a liberalized Chinese insurance market, particularly given its new CEO and his experience in China.

The portfolio suffered a relative performance drag through the year from a decision not to invest in major benchmark constituent Alibaba, which gained rapidly. Although the decision impacted near-term relative performance, we remain far more focused on the Fund’s absolute risk adjusted returns over the medium term.

(continued)

1	Actual 2019 expense ratios.
2	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

14	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	8.02%	17.26%	8.36%	4.25%	5.65%	8.96%		9/12/94
Institutional Class (MICSX)	8.04%	17.46%	8.51%	4.40%	n.a.	4.60%		10/29/10
MSCI AC Asia ex Japan Index[3]	11.85%	18.52%	13.08%	6.86%	6.33%	4.68%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2019			2018
	June	December	Total	June	December	Total
Investor (MACSX)	$0.17	$0.18	$0.35	$0.22	$0.10	$0.32
Inst’l (MICSX)	$0.18	$0.19	$0.38	$0.24	$0.11	$0.35

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.72% (Investor Class) 1.82% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/19, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.19%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/19 divided by the current price of each equity as of 12/31/19. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4	Calculated from 8/31/94.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	4.6%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	3.7%
AIA Group, Ltd.	Financials	China/Hong Kong	3.6%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	2.8%
Housing Development Finance Corp., Ltd.	Financials	India	2.3%
Yum China Holdings, Inc.	Consumer Discretionary	China/Hong Kong	2.0%
Macquarie Korea Infrastructure Fund	Financials	South Korea	2.0%
Singapore Telecommunications, Ltd.	Communication Services	Singapore	1.9%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	South Korea	1.9%
Ascendas, REIT	Real Estate	Singapore	1.9%
% OF ASSETS IN TOP TEN			26.7%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	15

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	40.5
South Korea	10.4
Singapore	10.4
Taiwan	7.8
India	5.5
Australia	5.4
United States	3.2
France	3.1
Indonesia	2.8
Malaysia	2.3
United Kingdom	1.6
Philippines	1.4
Thailand	1.2
Japan	1.2
Vietnam	1.2
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)[7]
Financials	19.6
Consumer Discretionary	17.2
Information Technology	13.8
Industrials	10.7
Communication Services	10.4
Consumer Staples	10.0
Real Estate	7.3
Health Care	4.7
Materials	2.7
Utilities	1.4
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	48.6
Large Cap ($10B–$25B)	16.8
Mid Cap ($3B–10B)	21.2
Small Cap (under $3B)	11.3
Cash and Other Assets, Less Liabilities	2.1

ASSET TYPE BREAKDOWN (%)[7,8]
Common Equities and ADRs	86.9
Convertible Corporate Bonds	9.2
Preferred Equities	1.9
Cash and Other Assets, Less Liabilities	2.1

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8	Bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

More notably, detractors to performance came largely from Hong Kong. Industrial conglomerate Jardine Matheson was the largest of these, dropping as earnings disappointed with subsidiaries such as Mandarin Oriental, Dairy Farm and Astra sputtering on weak consumer sentiment. Shares of Pacific Textiles also declined as a warm winter led to poor orders from a major customer, causing sales and earnings to contract. Within the financial sector, Thailand’s leading small and medium-sized enterprise-focused lender Kasikornbank struggled with poor earnings as most major metrics such as margins, loans and fee income disappointed.

Notable Portfolio Changes:

After what was a reasonably active year for the portfolio, including increasing our weighting within China and India, the fourth quarter saw significantly fewer changes and no new additions. We did decide to exit three holdings, however, including two convertible bonds.

One of these was our holding in Chinese social network site Weibo. The bond gained from spread tightening after issuing U.S. dollar notes that garnered it a rating from the major credit-rating agencies. This left little room for additional upside. We exited fellow convertible bond China Overseas Land & Investment to fund higher-conviction ideas. Within equities, we exited Indian tower company Bharti Infratel. Although we like the business model, the Indian telecom market’s weak operators may weigh on tenancy ratios—a key driver of profitability. Despite the stock’s attractive 6% dividend yield, we believe growth may remain elusive and that there are superior holdings available for the portfolio.

Outlook:

The backdrop for Asian equities appears reasonable as we look to 2020. Although there are differing political and economic ideologies between the U.S. and China, the recent trade deal is an important step to, at a minimum, pause the proposed dismantling of global supply chains that has been mooted for the past two years. Further, monetary policy is unlikely to create a headwind for asset values as recent behavior suggests that the central bank put is still very much in place. Fiscal policy is also a potential support as stimulus measures remain possibilities in countries such as China. Added to this is a returning growth gap between emerging and developed markets. These factors may help limit U.S. dollar strength.

If these are reasons to be constructive, one should also be cognizant of forces that are prospective volatility generators. U.S. elections, rising geopolitical tensions in the Middle East, high debt levels, the sheer length of the economic expansion and relatively high valuations all pose threats. For Asian equities, the market is currently trading at a relatively rich 14.1x P/E. High-growth companies are at even loftier valuations, suggesting that the rebound in EPS growth to around 14% that is expected this year is largely priced in.

Against this backdrop, it remains the Strategy’s central case that volatility may remain elevated and returns less spectacular than in prior periods unless there is further valuation multiple expansion. We view this as somewhat favorable for investors such as ourselves. A focus on owning quality companies that are trading at attractive valuations and can deliver a balance of both growth and income should be well-placed to deliver for our clients over the medium term.

16	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 86.9%

	Shares	Value

CHINA/HONG KONG: 35.7%
Tencent Holdings, Ltd.	1,121,900	$54,048,831

AIA Group, Ltd.	5,037,600	52,985,308

Yum China Holdings, Inc.	600,800	28,844,408

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. A Shares	1,576,144	25,067,682

Midea Group Co., Ltd. A Shares	2,986,979	25,058,806

CK Hutchison Holdings, Ltd.	2,593,172	24,727,160

NetEase, Inc. ADR	78,600	24,101,904

Techtronic Industries Co., Ltd.	2,932,000	23,930,094

Jiangsu Expressway Co., Ltd. H Shares	17,194,000	23,561,283

Shanghai International Airport Co., Ltd. A Shares	1,992,675	22,587,949

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	4,816,875	21,442,768

CLP Holdings, Ltd.	2,008,200	21,080,926

Zhejiang Supor Co., Ltd. A Shares	1,853,470	20,476,917

CK Asset Holdings, Ltd.	2,810,172	20,278,835

Jardine Matheson Holdings, Ltd.	353,100	19,649,206

HSBC Holdings PLC ADR	499,233	19,515,018

HKT Trust & HKT, Ltd.	13,058,000	18,402,476

Minth Group, Ltd.	5,196,000	18,347,489

Pacific Textiles Holdings, Ltd.	25,377,000	17,425,404

Fortune, REIT	13,942,000	16,267,074

BOC Hong Kong Holdings, Ltd.	4,195,000	14,562,638

China Mobile, Ltd. ADR	284,200	12,013,134

Total China/Hong Kong		524,375,310

SINGAPORE: 8.7%
Singapore Telecommunications, Ltd.	10,927,100	27,395,534

Ascendas, REIT	12,356,784	27,300,513

United Overseas Bank, Ltd.	1,126,700	22,158,395

Venture Corp., Ltd.	1,757,600	21,203,272

Singapore Technologies Engineering, Ltd.	7,009,625	20,528,677

Ascendas India Trust	7,901,700	9,106,387

Total Singapore		127,692,778

TAIWAN: 7.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	6,147,187	68,036,019

Advantech Co., Ltd.	2,384,000	24,039,609

Taiwan Secom Co., Ltd.	7,519,000	22,273,316

Total Taiwan		114,348,944

SOUTH KOREA: 7.2%
Samsung Electronics Co., Ltd.	865,909	41,725,454

Macquarie Korea Infrastructure Fund	2,862,946	28,717,345

Woongjin Coway Co., Ltd.	313,334	25,224,952

Orange Life Insurance, Ltd.[b,c]	397,350	9,696,228

Total South Korea		105,363,979

INDIA: 5.5%
Housing Development Finance Corp., Ltd.	979,513	33,119,738

Sanofi India, Ltd.	210,591	20,670,199

ITC, Ltd.	5,448,658	18,148,568

Embassy Office Parks, REIT	1,524,400	9,038,145

Total India		80,976,650

	Shares	Value

AUSTRALIA: 5.4%
Macquarie Group, Ltd.	235,557	$22,812,333

Domino’s Pizza Enterprises, Ltd.	562,358	20,669,989

Orora, Ltd.	9,076,624	20,232,819

CSL, Ltd.	77,835	15,090,800

Total Australia		78,805,941

UNITED STATES: 3.2%
Broadcom, Inc.	80,500	25,439,610

Cognizant Technology Solutions Corp. Class A	349,400	21,669,788

Total United States		47,109,398

FRANCE: 3.1%
LVMH Moet Hennessy Louis Vuitton SE	52,319	24,378,352

Pernod Ricard SA	115,584	20,682,426

Total France		45,060,778

INDONESIA: 2.7%
PT Bank Rakyat Indonesia Persero	70,300,200	22,251,837

PT Ace Hardware Indonesia	168,306,300	18,125,451

Total Indonesia		40,377,288

UNITED KINGDOM: 1.6%
Prudential PLC	1,227,872	23,526,962

Total United Kingdom		23,526,962

PHILIPPINES: 1.4%
Bank of the Philippine Islands	11,929,694	20,705,304

Total Philippines		20,705,304

VIETNAM: 1.2%
Vietnam Dairy Products JSC	3,472,093	17,468,294

Total Vietnam		17,468,294

THAILAND: 1.2%
Kasikornbank Public Co., Ltd.	3,419,700	17,333,192

Total Thailand		17,333,192

JAPAN: 1.2%
KDDI Corp.	577,300	17,224,539

Total Japan		17,224,539

MALAYSIA: 1.0%
Genting Malaysia BHD	18,797,200	15,130,195

Total Malaysia		15,130,195

TOTAL COMMON EQUITIES		1,275,499,552

(Cost $1,104,292,982)

matthewsasia.com | 800.789.ASIA	17

Matthews Asian Growth and Income Fund

December 31, 2019

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS: 9.1%	PREFERRED EQUITIES: 1.9%

	Face Amount*	Value

CHINA/HONG KONG: 4.8%
Harvest International Co., Cnv. 0.000%, 11/21/22[c]	HKD 150,000,000	$20,055,754

Zhongsheng Group Holdings, Ltd., Cnv.
0.000%, 05/23/23[c]	HKD 127,000,000	19,266,074

China Mengniu Dairy Co., Ltd., Series 2319, Cnv.
0.000%, 06/05/22[c]	17,000,000	17,093,494

Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[c]	13,209,000	13,970,631

Total China/Hong Kong		70,385,953

SINGAPORE: 1.7%
CapitaLand, Ltd., Cnv. 1.950%, 10/17/23[c]	SGD 34,000,000	25,539,082

Total Singapore		25,539,082

SOUTH KOREA: 1.3%
LG Chem, Ltd., Series USD, Cnv. 0.000%, 04/16/21[c]	20,600,000	19,924,309

Total South Korea		19,924,309

MALAYSIA: 1.3%
Top Glove Labuan, Ltd., Cnv. 2.000%, 03/01/24[c]	18,704,000	18,610,480

Total Malaysia		18,610,480

TOTAL CONVERTIBLE CORPORATE BONDS		134,459,824

(Cost $133,606,769)

	Shares	Value

SOUTH KOREA: 1.9%
LG Household & Health Care, Ltd., Pfd.	41,042	$27,344,159

Total South Korea		27,344,159

TOTAL PREFERRED EQUITIES		27,344,159

(Cost $11,577,044)

TOTAL INVESTMENTS: 97.9%		1,437,303,535
(Cost $1,249,476,795)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%		30,462,804

NET ASSETS: 100.0%		$1,467,766,339

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $9,696,228, which is 0.66% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

*	All Values in USD unless otherwise specified

ADR	American Depositary Receipt

BHD	Berhad

Cnv.	Convertible

HKD	Hong Kong Dollar

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

USD	U.S. Dollar

See accompanying notes to financial statements.

18	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Yu Zhang, CFA
Lead Manager

Robert Horrocks, PhD		Vivek Tanneeru
Co-Manager		Co-Manager

Sherwood Zhang, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$17.47	$17.47
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.03%	0.93%
After Fee Waiver and Reimbursement[2]	1.02%	0.92%
Portfolio Statistics
Total # of Positions		60
Net Assets		$5.4 billion
Weighted Average Market Cap		$47.5 billion
Portfolio Turnover[3]		30.32%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities of companies located in Asia.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Asia Dividend Fund returned 11.17% (Investor Class) and 11.35% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned 19.74%. For the fourth quarter, the Fund returned 6.71% (Investor Class) and 6.79% (Institutional Class), while its benchmark returned 9.51%. The Fund began 2019 with a share price of US $16.05 (Investor Class) and US $16.04 (Institutional Class), and shareholders who were invested throughout the year would have received total distributions of approximately US$0.36 (Investor Class) or US$0.37 (Institutional Class) per share.

Market Environment:

Asian equities finished 2019 strongly, despite several macro-related headwinds. For the most part of the year, the specter of an escalating trade war between China and the U.S. remained the biggest market overhang. Such risk was materially deflated during the fourth quarter, as an interim “phase one” trade deal was reached. Asset prices, including equities, responded favorably.

Performance Contributors and Detractors:

The Fund delivered a positive return in 2019 but underperformed its benchmark, driven by negative stock selection and country allocation. Challenges in stock selection were most visible from our holdings in the consumer staples sector during the first half of the year. A few holdings related to tobacco and retail businesses faced stock-specific headwinds from consumer-preference changes and interventionist regulations, resulting in weakened long-term dividend growth prospects. Our dividend strategy takes a holistic view of dividend-paying stocks, evaluating not just the ability of a company to pay ongoing dividends, but also its ability to grow dividends. As some of our portfolio stocks no longer met our total-return criteria due to a reset in growth potential, we exited the positions.

On allocation, the Fund’s overweight in China/Hong Kong detracted from relative performance in 2019, particularly during the second half of the year. Political unrest in Hong Kong severely impacted the local economy and weakened sentiment toward Hong Kong-listed Chinese stocks. We believe the short-term underperformance of our China/Hong Kong stocks was driven mostly by market sentiment, not by company fundamentals. Most of our Hong Kong-listed holdings have their businesses within mainland China and their earnings growth is not impacted by Hong Kong. We believe improvement in investor sentiment and attractive valuations in the Hong Kong market will turn into tailwinds for Chinese companies listed there.

Turning to individual stocks, the Fund’s information technology holdings contributed the most to performance. Hoya, a Japanese IT component company, saw strong profit growth driven by its mask blanks business. Hoya has a dominant global market share in this key component used in the EUV lithography process, the most-advanced semiconductor chip-making technology. Hoya’s stock performed strongly during the year and was the top individual contributor. Anritsu, another Japanese IT equipment company, also saw its earnings surge on the back of strong 5G-related order demand for its testing and measurement products used

(continued)

1	Actual 2019 expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2021 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	19

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPIX)	6.71%	11.17%	9.33%	7.17%	7.74%	8.52%		10/31/06
Institutional Class (MIPIX)	6.79%	11.35%	9.45%	7.29%	n.a.	6.52%		10/29/10
MSCI AC Asia Pacific Index[4]	9.51%	19.74%	11.11%	7.25%	6.43%	4.70%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2019					2018
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.03	$0.12	$0.11	$0.09	$0.36	$0.01	$0.19	$0.11	$0.00	$0.31
Inst’l (MIPIX)	$0.04	$0.12	$0.12	$0.10	$0.37	$0.02	$0.20	$0.11	$0.00	$0.33

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding and a return of capital. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 1.24% (1.23% excluding waivers)

Institutional Class: 1.30% (1.29% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/19, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.74%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/19 divided by the current price of each equity as of 12/31/19. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

5	Calculated from 10/31/06.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	5.2%
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	4.4%
Hyundai Mobis Co., Ltd.	Consumer Discretionary	South Korea	3.6%
Anritsu Corp.	Information Technology	Japan	3.1%
Hoya Corp.	Health Care	Japan	2.8%
MISUMI Group, Inc.	Industrials	Japan	2.6%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.5%
AIA Group, Ltd.	Financials	China/Hong Kong	2.4%
NTT DoCoMo, Inc.	Communication Services	Japan	2.3%
BGF Retail Co., Ltd.	Consumer Staples	South Korea	2.2%
% OF ASSETS IN TOP TEN			31.1%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

20	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

across the semiconductor and telecom industries. Anritsu was the second-best contributor to the Fund’s returns in 2019.

On the flipside, BGF Retail, a South Korean convenience-store operator, was the largest detractor to performance. During the year, BGF saw its overall same-store sales growth turn negative, impacted by weak domestic consumption in South Korea. The stock’s valuation discounted the cyclical slowdown, while cost pressures from recent minimum-wage hikes started to dissipate. Long-term structural growth drivers for its CVS business in South Korea remain intact. We are watching closely to see whether the company stages a rebound in business growth in 2020.

Notable Portfolio Changes:

In the fourth quarter, we initiated several new positions, one of which was Gree Electric Appliances, a leading home-appliance manufacturer listed on China’s A-share market. Gree is a key beneficiary of middle-class consumer spending growth in China, with its strong brand equity and cost advantage from large economies of scale. We are particularly positive about the recent transfer of Gree’s equity ownership, which transformed the company from a state-owned enterprise to a business controlled by a private equity investor and the company’s management team. The ownership change paved the way for a better corporate governance structure and better interest alignment with shareholders. The company’s valuation remained attractive at 13.6x 2020 P/E with 4.1% dividend yield.

On the other hand, we exited a few positions during the fourth quarter. Among them was our holdings in Fuji Seal, a Japanese plastic-packaging material business. Our initial investment thesis was premised on Fuji Seal’s success in restructuring its unprofitable European business and improvement in its dividend payout policy. While the European operations did turn around, our Environmental, Social and Governance (ESG) risk assessment of plastic-package usage in consumer products made us cautious about Fuji Seal’s long-term business prospects. We decided to exit the position.

Outlook:

We are constructive on Asian equity markets. Asian central banks and governments were quick to respond with decisive monetary and fiscal measures to arrest the economic slowdown in 2019. We expect the supportive policy environment to continue in 2020. The earnings cycle in Asia has started to turn up, after several consecutive quarters of negative earnings growth. Valuation multiples of Asian equities did not look stretched at 14x forward P/E at this stage of the earnings cycle. In our view, markets increasingly could focus on equity fundamentals in 2020.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	36.6
Japan	26.1
South Korea	10.3
Singapore	8.2
Taiwan	6.3
India	2.6
Thailand	2.0
Australia	1.8
Philippines	1.7
Indonesia	1.4
Bangladesh	1.0
Vietnam	0.9
Cash and Other Assets, Less Liabilities	1.1

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	27.0
Consumer Staples	15.7
Information Technology	11.2
Industrials	10.2
Communication Services	9.8
Financials	7.8
Real Estate	6.6
Health Care	5.2
Materials	2.7
Energy	1.4
Utilities	1.2
Cash and Other Assets, Less Liabilities	1.1

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	26.9
Large Cap ($10B–$25B)	17.5
Mid Cap ($3B–10B)	25.5
Small Cap (under $3B)	29.0
Cash and Other Assets, Less Liabilities	1.1

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	21

Matthews Asia Dividend Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 95.4%

	Shares	Value

CHINA/HONG KONG: 36.6%
Minth Group, Ltd.†	67,459,000	$238,203,085

Shenzhou International Group Holdings, Ltd.	9,162,900	133,916,479

AIA Group, Ltd.	12,021,400	126,440,682

WH Group, Ltd.[b,c]	106,041,000	109,643,642

Chongqing Brewery Co., Ltd. A Shares	14,519,670	108,368,474

Ping An Insurance Group Co. of China, Ltd. H Shares	8,535,500	101,004,564

Sun Art Retail Group, Ltd.	81,999,000	99,497,378

HKBN, Ltd.	54,905,123	92,061,791

China Mobile, Ltd.	10,473,000	88,495,355

China Merchants Bank Co., Ltd. H Shares	17,066,000	87,738,504

Yuexiu Transport Infrastructure, Ltd.†	94,728,000	84,277,091

Beijing Capital International Airport Co., Ltd. H Shares	83,732,000	81,106,998

China East Education Holdings, Ltd.[b,c,d]	38,426,000	80,470,360

Zhongsheng Group Holdings, Ltd.	18,980,000	77,732,554

Fuyao Glass Industry Group Co., Ltd. H Shares[b,c]	21,617,600	66,192,759

Huaneng Lancang River Hydropower, Inc. A Shares	107,109,093	65,004,616

China Education Group Holdings, Ltd.[c]	48,477,000	63,483,258

Melco Resorts & Entertainment, Ltd. ADR	2,589,393	62,585,629

Gree Electric Appliances, Inc. of Zhuhai A Shares	6,393,980	60,336,822

Yixintang Pharmaceutical Group Co., Ltd. A Shares	14,343,658	48,008,419

Crystal International Group, Ltd.[b,c]	114,201,000	47,068,068

Café de Coral Holdings, Ltd.	15,380,000	36,431,236

China Mobile, Ltd. ADR	154,200	6,518,034

Total China/Hong Kong		1,964,585,798

JAPAN: 26.1%
Anritsu Corp.†	8,326,100	164,799,203

Hoya Corp.	1,595,500	152,309,694

MISUMI Group, Inc.	5,586,300	138,261,727

NTT DoCoMo, Inc.	4,351,600	121,218,770

Pigeon Corp.	2,965,100	108,570,677

Kao Corp.	1,141,600	94,153,577

KATITAS Co., Ltd.†	2,095,600	92,256,441

BELLSYSTEM24 Holdings, Inc.†	5,609,000	87,951,535

LIXIL Group Corp.	4,578,300	79,007,072

Bandai Namco Holdings, Inc.	1,296,900	78,893,277

Nifco, Inc.	2,851,900	77,882,634

Eiken Chemical Co., Ltd.†	3,651,700	67,587,182

MANI, INC.	2,169,600	62,022,851

Mitsubishi Pencil Co., Ltd.	2,558,000	38,260,847

Outsourcing, Inc.	3,513,100	36,961,506

Total Japan		1,400,136,993

SINGAPORE: 8.2%
United Overseas Bank, Ltd.	5,327,500	104,773,983

NetLink NBN Trust[c]	106,491,400	74,823,877

Keppel DC, REIT	46,849,680	72,486,569

Ascendas India Trust	56,820,600	65,483,423

CapitaLand Retail China Trust, REIT	53,156,900	63,672,200

CapitaLand Commercial Trust, REIT	40,627,800	60,169,894

Total Singapore		441,409,946

	Shares	Value

SOUTH KOREA: 6.8%
Hyundai Mobis Co., Ltd.	870,716	$192,637,714

BGF Retail Co., Ltd.	799,997	116,818,179

Samsung Electronics Co., Ltd.	1,201,227	57,883,383

Total South Korea		367,339,276

TAIWAN: 6.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	13,230,469	146,432,579

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,275,940	132,232,114

China Steel Chemical Corp.†	14,196,000	58,070,775

Total Taiwan		336,735,468

INDIA: 2.6%
Minda Industries, Ltd.†	14,447,293	71,216,192

Maruti Suzuki India, Ltd.	665,319	68,695,043

Total India		139,911,235

THAILAND: 2.0%
Thai Beverage Public Co., Ltd.	165,643,000	109,678,832

Total Thailand		109,678,832

AUSTRALIA: 1.8%
Breville Group, Ltd.†	7,876,641	96,607,872

Total Australia		96,607,872

PHILIPPINES: 1.7%
Globe Telecom, Inc.	2,231,920	89,021,195

Total Philippines		89,021,195

INDONESIA: 1.4%
PT United Tractors	48,219,700	74,658,533

Total Indonesia		74,658,533

BANGLADESH: 1.0%
GrameenPhone, Ltd.	16,702,189	56,228,112

Total Bangladesh		56,228,112

VIETNAM: 0.9%
Vietnam Dairy Products JSC	9,595,125	48,273,611

Total Vietnam		48,273,611

TOTAL COMMON EQUITIES		5,124,586,871

(Cost $4,151,438,610)

PREFERRED EQUITIES: 3.5%

SOUTH KOREA: 3.5%
Samsung Electronics Co., Ltd., Pfd.	2,507,901	98,188,973

LG Chem, Ltd., Pfd.	576,175	86,073,779

Total South Korea		184,262,752

TOTAL PREFERRED EQUITIES		184,262,752

(Cost $139,588,768)

TOTAL INVESTMENTS: 98.9%		5,308,849,623
(Cost $4,291,027,378)

22	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

December 31, 2019

Schedule of Investmentsa (continued)

PREFERRED EQUITIES (continued)

Value

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%	$61,606,251

NET ASSETS: 100.0%	$5,370,455,874

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $303,374,829, which is 5.65% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	23

PORTFOLIO MANAGERS

Sherwood Zhang, CFA
Lead Manager

Yu Zhang, CFA	S. Joyce Li, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$16.20	$16.20
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.01%
Portfolio Statistics
Total # of Positions		48
Net Assets		$380.7 million
Weighted Average Market Cap		$47.4 billion
Portfolio Turnover[2]		65.69%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities of companies located in China.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews China Dividend Fund returned 15.00% (Investor Class) and 15.16% (Institutional Class), while its benchmark, the MSCI China Index, rose 23.66%. For the fourth quarter, the Fund returned 5.72% (Investor Class) and 5.75% (Institutional Class) versus 14.72% for the Index. The Fund began 2019 with a share price of US$14.32 for both the Investor and Institutional Classes, and shareholders who were invested throughout the year would have received total distributions of approximately US$0.26 (Investor Class) or US$0.28 (Institutional Class) per share.

Market Environment:

Chinese equities had another dramatic year, enduring the back and forth of trade negotiations between the U.S. and China. Market expectations were high at the beginning of the year and a “phase one” trade deal was reached at year end. In addition, Hong Kong endured social unrest that was triggered by an unpopular extradition bill. Initial peaceful protests often erupted into violence that targeted public transportation and mainland Chinese business outlets. Hong Kong still set a record in 2019 as the world’s biggest IPO market, thanks in part to Alibaba’s listing in Hong Kong.

Among Chinese equities, A-shares performed the best, helped by increasing inflows from global investors due to MSCI index inclusion in 2019. China’s new Science and Technology Innovation Board, or “STAR Market,” also excited some investors who were eyeing new growth opportunities. Prices of American depositary receipts (ADRs) were initially suppressed due to trade war concerns and news surrounding possible legislation threatening their listing status in U.S. capital markets due to a lack of accounting supervision by U.S. regulators. ADRs performed strongly in the fourth quarter, however, as Alibaba’s successful secondary listing in Hong Kong boosted investor confidence. Hong Kong stocks were the worst-performing in China due to the social unrest, as investors worried about Hong Kong’s future as China’s international financial center.

During the year, central banks led by the U.S. Federal Reserve started a fairly aggressive cycle of interest-rate cuts. One notable exception was China’s central bank, which almost did not change its policy rate at all in 2019. This was due to the spread of African swine flu that caused a spike in pork prices in China, which in turn caused consumer inflation (CPI) to exceed the central bank’s comfort zone.

Performance Contributors and Detractors:

As an all-cap strategy, the Fund benefited from the growth potential of small-cap companies during an up cycle in the market. Our stock selection among small caps in 2019, however, underperformed versus the benchmark and compared with our own track record. Thus it was not surprising that for the full-year 2019, two of three largest performance detractors were small-cap companies: Yixintang Pharmaceutical and JNBY Design, both retailers that faced significant challenges in their sectors. While Yixintang coped with changing regulations for Chinese pharmaceutical distribution and reimbursement systems, JNBY dealt with slower discretionary spending by cautious consumers. We are carefully re-evaluating whether these two companies, as relatively small operators, still have enough resources to survive the challenge. The largest performance detractor for the year was Shenwan Hongyuan. We had hoped that Shenwan Hongyuan, as China’s oldest securities broker, could close the gap with its peers given its vast retail network, but the revival plan fell below our expectations and we decided to exit the position.

From a sector perspective, our security selection in consumer discretionary was the largest performance detractor on a relative basis. This was largely due to the strong

(continued)

1	Actual 2019 expense ratios.
2	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

24	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Year	5 Year	10 Years	Since Inception		Inception Date
Investor Class (MCDFX)	5.72%	15.00%	12.54%	10.54%	9.73%	9.84%		11/30/09
Institutional Class (MICDX)	5.75%	15.16%	12.71%	10.71%	n.a.	8.87%		10/29/10
MSCI China Index[3]	14.72%	23.66%	15.75%	7.69%	5.57%	5.57%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2019			2018
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.24	$0.02	$0.26	$0.34	$0.06	$0.40
Inst’l (MICDX)	$0.25	$0.03	$0.28	$0.36	$0.07	$0.43

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.71% (Investor Class) 1.84% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/19, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.46%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/19 divided by the current price of each equity as of 12/31/19. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4	Calculated from 11/30/09.

TOP TEN HOLDINGS[5]
Security	Sector	% of Net Assets
Tencent Holdings, Ltd.	Communication Services	5.2%
New Oriental Education & Technology Group, Inc.	Consumer Discretionary	3.4%
China Merchants Bank Co., Ltd.	Financials	3.0%
Gree Electric Appliances, Inc. of Zhuhai	Consumer Discretionary	2.8%
HKBN, Ltd.	Communication Services	2.8%
Geely Automobile Holdings, Ltd.	Consumer Discretionary	2.7%
CITIC Telecom International Holdings, Ltd.	Communication Services	2.7%
Hope Education Group Co., Ltd.	Consumer Discretionary	2.6%
Melco Resorts & Entertainment, Ltd.	Consumer Discretionary	2.6%
Sun Art Retail Group, Ltd.	Consumer Staples	2.6%
% OF ASSETS IN TOP TEN		30.4%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	25

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	91.1
Taiwan	4.1
Singapore	2.2
Cash and Other Assets, Less Liabilities	2.7

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	26.0
Communication Services	15.3
Consumer Staples	11.6
Financials	9.3
Real Estate	7.9
Industrials	7.4
Information Technology	6.6
Health Care	5.1
Energy	4.2
Materials	3.8
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	24.3
Large Cap ($10B–$25B)	13.4
Mid Cap ($3B–10B)	16.3
Small Cap (under $3B)	43.3
Cash and Other Assets, Less Liabilities	2.7

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

share performance of Alibaba, which the Fund does not own due to the company’s lack of commitment to a dividend policy or payment. Not owning Alibaba alone caused a 7% relative underperformance for the Fund on a full-year basis, or 3.9% relative underperformance during the fourth quarter. As we have mentioned in earlier commentaries, the Fund generally underperforms when there is a strong rally led by a few companies concentrated in one or two sectors.

On the flip side, almost all of our top-three performance contributors doubled their share price in 2019. The three companies—New Oriental Education & Technology, China Overseas Property and Wuliangye Yibin—demonstrated that high-quality businesses with strong pricing power and consistent cash-flow generation could be rewarded handsomely.

Notable Portfolio Changes:

During the fourth quarter, the Fund initiated a position in A-share-listed Gree Electric Appliances, the largest air-conditioner maker in China. The company finalized its privatization process in 2019, as the local government sold its stake in the company to a private-equity firm. We believe that the company, with a better management incentive plan, will be able to deliver stronger growth and that the new owner also is committed to a relatively high payout ratio. We also initiated a position in Chengdu Hongqi Chain, a leading regional supermarket operator in western China. We believe the company will continue to grow in the area surrounding the city of Chengdu and that its synergy with a rival chain it acquired about three years ago will finally emerge.

We exited our position in China Gas Holdings as we believed its valuation fully reflected its growth prospectus. In addition, we exited a few companies whose growth fell below our expectations, such as Crystal International and Shenwan Hongyuan Group.

Outlook:

In 2019, China demonstrated its economic resilience under significant external and internal uncertainty. Without strong fiscal or momentary stimulus, the Chinese economy performed well, in our view. We do believe it is time for the Chinese government to deliver its promised economic reforms, however, including further opening up various sectors to foreign and private capital and accelerating the reform of its vast state-owned enterprises. And the trade deal between U.S. and China should serve as a catalyst for China to deliver these reforms for its own benefit.

Given low valuations, especially in the Hong Kong market, we believe plenty of attractive businesses have not been valued in light of the possible upside of reform. We also believe that the Fund, with its focus on high-quality businesses and improving corporate governance led by dividend policy, is well-positioned in this market.

26	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 97.3%

	Shares	Value

CONSUMER DISCRETIONARY: 26.0%
Diversified Consumer Services: 8.3%
New Oriental Education & Technology Group, Inc. ADR[b]	107,700	$13,058,625

Hope Education Group Co., Ltd.[c,d]	58,150,000	10,073,077

China East Education Holdings, Ltd.[b,c,d]	4,036,500	8,453,095

		31,584,797

Textiles, Apparel & Luxury Goods: 6.0%
Lao Feng Xiang Co., Ltd. B Shares	2,328,129	7,615,310

JNBY Design, Ltd.[d]	4,216,000	5,663,302

Nan Liu Enterprise Co., Ltd.	1,144,000	5,244,254

Pacific Textiles Holdings, Ltd.	6,504,000	4,466,045

		22,988,911

Hotels, Restaurants & Leisure: 4.6%
Melco Resorts & Entertainment, Ltd. ADR	410,300	9,916,951

Shanghai Jin Jiang Capital Co., Ltd. H Shares	37,388,000	7,671,279

		17,588,230

Household Durables: 2.8%
Gree Electric Appliances, Inc. of Zhuhai A Shares	1,137,104	10,730,287

Automobiles: 2.8%
Geely Automobile Holdings, Ltd.	5,337,000	10,449,357

Leisure Products: 1.5%
Topkey Corp.	1,197,000	5,565,685

Total Consumer Discretionary		98,907,267

COMMUNICATION SERVICES: 15.3%
Diversified Telecommunication Services: 7.9%
HKBN, Ltd.	6,346,457	10,641,379

CITIC Telecom International Holdings, Ltd.	28,155,000	10,261,546

China Unicom Hong Kong, Ltd.	9,950,000	9,369,126

		30,272,051

Interactive Media & Services: 5.2%
Tencent Holdings, Ltd.	409,600	19,732,954

Wireless Telecommunication Services: 2.2%
China Mobile, Ltd. ADR	198,930	8,408,771

Total Communication Services		58,413,776

CONSUMER STAPLES: 11.6%
Food & Staples Retailing: 6.2%
Sun Art Retail Group, Ltd.	8,021,500	9,733,268

Chengdu Hongqi Chain Co., Ltd. A Shares	7,076,941	7,678,777

Yixintang Pharmaceutical Group Co., Ltd. A Shares	1,837,200	6,149,133

		23,561,178

Food Products: 3.5%
WH Group, Ltd.[c,d]	7,588,000	7,845,795

Nissin Foods Co., Ltd.	7,141,000	5,675,132

		13,520,927

Beverages: 1.9%
Wuliangye Yibin Co., Ltd. A Shares	369,049	7,066,981

Total Consumer Staples		44,149,086

	Shares	Value

FINANCIALS: 9.4%
Capital Markets: 4.3%
China Everbright, Ltd.	4,622,000	$8,632,155

China International Capital Corp., Ltd. H Shares[c,d]	3,900,400	7,520,226

		16,152,381

Banks: 3.0%
China Merchants Bank Co., Ltd. H Shares	2,231,000	11,469,859

Insurance: 2.1%
Ping An Insurance Group Co. of China, Ltd. H Shares	674,000	7,975,757

Total Financials		35,597,997

REAL ESTATE: 7.9%
Real Estate Management & Development: 5.7%
Sunac China Holdings, Ltd.	1,630,000	9,731,152

KWG Group Holdings, Ltd.	4,181,000	5,857,932

China Overseas Property Holdings, Ltd.	5,940,000	3,735,938

Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. B Shares	2,562,195	2,476,210

		21,801,232

Equity REITs: 2.2%
CapitaLand Retail China Trust, REIT	6,943,561	8,317,110

Total Real Estate		30,118,342

INDUSTRIALS: 7.4%
Machinery: 2.7%
Shanghai Mechanical and Electrical Industry Co., Ltd. B Shares	4,976,114	7,384,314

Guangzhou Guangri Stock Co., Ltd. A Shares	2,703,110	2,917,215

		10,301,529

Marine: 2.5%
SITC International Holdings Co., Ltd.	7,806,000	9,526,192

Transportation Infrastructure: 2.2%
Guangdong Provincial Expressway Development Co., Ltd. B Shares	10,498,218	8,462,068

Total Industrials		28,289,789

INFORMATION TECHNOLOGY: 6.6%
Semiconductors & Semiconductor Equipment: 2.0%
Hua Hong Semiconductor, Ltd.[c,d]	3,258,000	7,420,989

Software: 1.9%
Shanghai Baosight Software Co., Ltd. B Shares	3,806,503	7,265,590

IT Services: 1.5%
SUNeVision Holdings, Ltd.	8,633,000	5,837,489

Electronic Equipment, Instruments & Components: 1.2%
Vivotek, Inc.	1,542,624	4,724,291

Total Information Technology		25,248,359

HEALTH CARE: 5.1%
Health Care Providers & Services: 1.6%
Genertec Universal Medical Group Co., Ltd.[c,d]	7,748,500	5,863,881

matthewsasia.com | 800.789.ASIA	27

Matthews China Dividend Fund

December 31, 2019

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
Pharmaceuticals: 1.5%
Tianjin Zhongxin Pharmaceutical Group Corp., Ltd. S Shares	6,837,100	$5,815,678

Biotechnology: 1.1%
Shanghai Haohai Biological Technology Co., Ltd. H Shares[b,c,d]	702,300	4,245,301

Life Sciences Tools & Services: 0.9%
Pharmaron Beijing Co., Ltd. H Shares[b,c,d]	625,900	3,494,046

Total Health Care		19,418,906

ENERGY: 4.2%
Oil, Gas & Consumable Fuels: 4.2%
China Petroleum & Chemical Corp. H Shares	13,470,000	8,110,707

China Suntien Green Energy Corp., Ltd. H Shares	26,906,000	7,771,001

Total Energy		15,881,708

MATERIALS: 3.8%
Construction Materials: 2.3%
Huaxin Cement Co., Ltd. B Shares	4,276,992	8,887,940

Containers & Packaging: 1.5%
Greatview Aseptic Packaging Co., Ltd.	12,346,000	5,656,253

Total Materials		14,544,193

TOTAL INVESTMENTS: 97.3%		370,569,423
(Cost $346,291,261)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.7%		10,171,196

NET ASSETS: 100.0%		$380,740,619

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $54,916,410, which is 14.42% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

28	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGER

Beini Zhou, CFA
Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MAVRX	MAVAX
CUSIP	577130693	577130685
Inception	11/30/15	11/30/15
NAV	$11.06	$10.97
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.85%	1.74%
After Fee Waiver and Reimbursement[2]	1.42%	1.24%
Portfolio Statistics
Total # of Positions		32
Net Assets		$19.8 million
Weighted Average Market Cap		$29.9 billion
Portfolio Turnover[3]		32.03%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in common stock, preferred stock and other equity securities, and convertible securities of companies located in Asia. The Fund seeks to create an investable universe of value companies that it believes trade at market values with discounts to their intrinsic value, have strong financial and market positions, have strong management and are oriented to creating value for their shareholders. Matthews assesses companies within this universe according to each of these factors.

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Asia Value Fund returned 8.23% (Investor Class) and 8.35% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 18.52%. For the fourth quarter, the Fund returned 6.66% (Investor Class) and 6.57% (Institutional Class) versus 11.85% for the Index.

Market Environment:

2019 seemed unprecedented as gold, oil, bonds and major stock markets around the world all went up by double digits. Two share prices of one stock epitomized the equity market in 2019: $142.19 and $293.65. Both are related to Apple, now the biggest company in the world in terms of market capitalization. The first number was its share price on January 3, 2019, after dropping 10% that day following a profit warning due to China. The second number was its share price on December 31, 2019. Its share price more than doubled in between those two dates. Fundamentally, it was not a good year for Apple. Its operating earnings actually declined year-over-year through its latest fiscal year. Outside of Apple, the U.S.–China trade war raged on, with resolution dates repeatedly pushed back. This uncertainty created a drag on worldwide economic growth. Finally, the Hong Kong protests that started in the summer further dampened growth in the region. What drove the excitement? It appears only one factor—the U.S. Federal Reserve reversed course and cut interest rates three times in 2019.

Performance Contributors and Detractors:

The Fund significantly lagged its benchmark index in 2019 by more than 10 percentage points. Our overweight to South Korea, one of the worst-performing major markets in 2019 in U.S dollars, was the biggest contributor to underperformance. Individual stock selection also was a moderate detractor.

Two questions arise: any lessons from 2019 and are you doing anything differently now? We wished the portfolio were more concentrated toward fewer yet higher-conviction stocks. To that end, we sold several lower-conviction holdings and ended the year with around 30 stocks in the portfolio; second, index-heavy companies like Taiwan Semiconductor Manufacturing Co. in Taiwan and Alibaba in China both did well and a lack of exposure to these companies meaningfully contributed to our underperformance. Why didn’t we consider companies like these? In fact, I looked at both closely in the past year. Both looked attractive but were put on a watch list due to valuation concerns. To be clear, simply because prevailing interest rates are substantially lower, we are not altering our criteria by lowering the minimum return rate in our valuation model. We continue to require at least a 15% annual return when buying a stock.

Among individual stocks in the portfolio, Gakujo in Japan and NAVER in South Korea were among the top contributors both for the quarter and the year. We initiated a position in Gakujo shortly after we visited the company in Osaka in the first quarter of the year. Gakujo is in the recruitment business and is one of the biggest players in Japan in recruiting college graduates and those in their 20s for internships and full-time positions. In addition to running online portals, it organizes offline college-recruiting fairs. Japan’s job market has been tight, especially

(continued)

1	Actual 2019 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. Beginning on November 1, 2019, Matthews voluntarily reduced this expense limitation to 1.20% for the Institutional Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	29

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MAVRX)	6.66%	8.23%	9.48%	8.41%	11/30/15
Institutional Class (MAVAX)	6.57%	8.35%	9.69%	8.65%	11/30/15
MSCI AC Asia ex Japan Index[4]	11.85%	18.52%	13.08%	10.85%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Naspers, Ltd.	Consumer Discretionary	China/Hong Kong	6.5%
CK Hutchison Holdings, Ltd.	Industrials	China/Hong Kong	5.3%
China National Accord Medicines Corp., Ltd.	Health Care	China/Hong Kong	4.7%
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	4.1%
Straits Trading Co., Ltd.	Materials	Singapore	4.0%
NAVER Corp.	Communication Services	South Korea	3.9%
Anhui Gujing Distillery Co., Ltd.	Consumer Staples	China/Hong Kong	3.9%
Shinyoung Securities Co., Ltd.	Financials	South Korea	3.8%
China Isotope & Radiation Corp.	Health Care	China/Hong Kong	3.7%
Gakujo Co., Ltd.	Industrials	Japan	3.4%
% OF ASSETS IN TOP TEN			43.3%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

30	MATTHEWS ASIA FUNDS

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited) (continued)

among college graduates, which provides Gakujo with a multiyear tailwind. Its earnings were depressed in the prior fiscal year due to its ramp-up in TV advertising spending. We were thus able to buy shares at only 6x EBIT. In the fourth quarter, it announced a solid full-year earnings report. Its share price has now almost doubled since we first bought it. We trimmed our position along the way but believed its share price, though far from cheap, was still not expensive.

NAVER, the internet giant in South Korea, did well in the fourth quarter and over the full year. News came out in the fourth quarter that NAVER was merging its listed Line subsidiary in Japan with Yahoo Japan. NAVER’s share price reacted positively. We believe this merger presents synergy opportunities since both players have been battling fiercely with abundant subsidies to move Japan from a still largely cash-based society toward one with digital payments. In addition, NAVER’s third-quarter earnings were solid with continuing double-digit growth in its core internet businesses in South Korea. We trimmed a bit of our position in the fourth quarter.

On the negative side, Huifu Payment was the largest detractor both for the quarter and the year. We commented on the company over past two quarters—as a contributor in the second quarter and as a detractor in the third quarter. We weren’t aware of any news about the company in the fourth quarter. The market remained skeptical about its transformation toward a software-as-a-service (SaaS) business model where it can provide value-added services to its merchant base beyond payment processing. We believe its core business as a merchant acquirer for millions of micro-merchants will continue to do well. Its shares were trading at a single-digit P/E and we believed a lot had been discounted in its depressed share price and remained patient as a shareholder.

Hyundai Greenfood in South Korea was another major detractor for the year, with its share price down a high-teen percentage in local currency for the year. Fundamentally, earnings in its core segments, including food catering and grocery retailing, continued to improve, albeit moderately, for the year. It appeared that its share price languished in a year when global investors gravitated toward growth and momentum. We trimmed the position in the fourth quarter as we aimed to allocate more toward higher-conviction holdings. We did not sell the entire position because the valuation attributed zero value to its core businesses.

Notable Portfolio Changes:

We did not initiate any new positions in the fourth quarter. The last time we initiated a new holding in the portfolio was in March 2019 when we bought a position in Gakujo, the Japanese recruiting business discussed above. We sold two positions in the fourth quarter. One notable company we eliminated was Cognizant, the global IT service provider. We sold our shares despite their valuation being no higher than 15x P/E. We met with its new CEO a couple of times in the year. We believed he was doing all the right things but grew concerned through our on-the-ground channel checks in India, where it has a big workforce. We were concerned that its turnaround over the next few years would be far less smooth than what the market was expecting. We thus sold our relatively small position—again in line with our philosophy of concentrating on fewer, yet higher-conviction, holdings.

Outlook:

As tempted as I am to say that 2019 felt much like 1999, after a year of significant underperformance as a value investor, I just don’t know—nor does anybody—whether 2020 will turn out to be like 2000 when the dot-com bubble burst. In fact, one could forcefully argue that no bubble exists this time around, given much-lower interest rates. I can even see a plausible scenario where the stock market run will continue in 2020 if U.S. interest rates dip further or enter into negative territory like the ones in Europe and Japan. I’m neither cautiously optimistic nor pessimistic. I feel comfortable owning a collection of quality businesses in the Fund, 32 of them to be precise, at undemanding valuation, come low or high interest rates.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	33.2
South Korea	26.5
Japan	13.8
Singapore	7.3
Taiwan	1.6
Malaysia	1.5
India	0.8
Cash and Other Assets, Less Liabilities	15.3

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	17.9
Industrials	15.1
Health Care	14.9
Information Technology	9.1
Communication Services	7.7
Financials	7.2
Consumer Staples	7.0
Materials	5.7
Cash and Other Assets, Less Liabilities	15.3

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	25.9
Large Cap ($10B–$25B)	6.8
Mid Cap ($3B–10B)	11.2
Small Cap (under $3B)	40.7
Cash and Other Assets, Less Liabilities	15.3

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	31

Matthews Asia Value Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 73.7%

	Shares	Value

CHINA/HONG KONG: 33.2%
Naspers, Ltd. N Shares	7,919	$1,295,921

CK Hutchison Holdings, Ltd.	110,000	1,048,904

China National Accord Medicines Corp., Ltd. B Shares	263,207	928,433

Anhui Gujing Distillery Co., Ltd. B Shares	84,000	763,616

China Isotope & Radiation Corp.	269,400	727,404

China Mobile, Ltd.	73,500	621,064

Huifu Payment, Ltd.[b,c,d]	1,304,400	416,516

Prosus N.V.[c]	5,563	416,345

Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	196,000	234,857

Clear Media, Ltd.	159,000	131,654

Total China/Hong Kong		6,584,714

SOUTH KOREA: 15.5%
NAVER Corp.	4,763	766,343

Shinyoung Securities Co., Ltd.	16,076	756,223

Geumhwa PSC Co., Ltd.	23,487	598,479

Young Poong Corp.	627	348,613

Hyundai Greenfood Co., Ltd.	29,954	306,391

DGB Financial Group, Inc.	47,285	290,687

Total South Korea		3,066,736

JAPAN: 13.8%
Gakujo Co., Ltd.	31,800	667,667

Asante, Inc.	26,000	485,305

Medikit Co., Ltd.	6,300	409,351

Ohashi Technica, Inc.	27,300	375,688

YAMADA Consulting Group Co., Ltd.	24,100	357,613

San-A Co., Ltd.	7,100	316,014

Honma Golf, Ltd.[b,d]	177,500	124,828

Total Japan		2,736,466

SINGAPORE: 7.3%
Straits Trading Co., Ltd.	501,100	789,868

Haw Par Corp., Ltd.	68,400	649,971

Total Singapore		1,439,839

TAIWAN: 1.6%
P-Duke Technology Co., Ltd.	123,500	320,639

Total Taiwan		320,639

MALAYSIA: 1.5%
Genting BHD	202,000	298,910

Total Malaysia		298,910

	Shares	Value

INDIA: 0.8%
Wipro, Ltd.	46,474	$160,027

Total India		160,027

TOTAL COMMON EQUITIES		14,607,331

(Cost $14,026,139)

PREFERRED EQUITIES: 11.0%

SOUTH KOREA: 11.0%
Samsung SDI Co., Ltd., Pfd.	10,107	805,781

Hyundai Motor Co., Ltd., 2nd Pfd.	8,095	555,331

Samsung Electronics Co., Ltd., Pfd.	10,917	427,421

Samsung Fire & Marine Insurance Co., Ltd., Pfd.	2,678	384,432

Total South Korea		2,172,965

TOTAL PREFERRED EQUITIES		2,172,965

(Cost $2,302,805)

TOTAL INVESTMENTS: 84.7%		16,780,296
(Cost $16,328,944)

CASH AND OTHER ASSETS, LESS LIABILITIES: 15.3%		3,039,577

NET ASSETS: 100.0%		$19,819,873

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $541,344, which is 2.73% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

BHD	Berhad

Pfd.	Preferred

See accompanying notes to financial statements.

32	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Taizo Ishida
Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$28.10	$28.34
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.94%
Portfolio Statistics
Total # of Positions		59
Net Assets		$1.2 billion
Weighted Average Market Cap		$42.4 billion
Portfolio Turnover[2]		38.05%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Asia Growth Fund returned 26.18% (Investor Class) and 26.34% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned 19.74%. For the fourth quarter, the Fund returned 9.61% (Investor Class) and 9.64% (Institutional Class) versus 9.51% for the Index.

Market Environment:

The health care sector was a strong performer in 2019, driven by a combination of innovation and growing demand for health care services across Asia. Aging populations, rising incomes and specific regional health care needs created opportunities for entrepreneurial health care companies of all sizes, from micro caps to mega caps. Information technology was the top-performing sector in the region for the year. Demand for high-end chips, driven by the rollout of 5G, aided the stock prices of some technology hardware companies. Meanwhile, utilities was the weakest sector.

From a country perspective, China was a strong performer in 2019, led by A-shares and select large-cap consumer discretionary, financials and communication services companies. Local A-shares were largely unfazed by trade issues and Hong Kong disruptions as local traders focused on solid corporate earnings, the prospect of increased A-share inclusion in global indices and the government’s intent in meeting growth targets and ensuring financial stability. Late in 2019, the U.S. and China agreed to “phase one” of a trade agreement. Corporate earnings are expected to lead Asia and emerging markets with growth in the mid-teens. And government policy should remain supportive, although not outright stimulative, in an effort to maintain steady growth, improve household income and continue economic rebalancing in favor of domestic consumption and services.

Japanese equity returns were some of the strongest in the region in 2019 despite headwinds related to U.S.–China trade in the first half. Low single-digit earnings growth was fortified by record-high share buybacks, relatively attractive valuations and strong developed-market stock prices. All of these trends contributed to strong equity performance in 2019. Going forward, Japan could benefit from a combined macro and micro influence. A macro global PMI recovery should lift Japanese shares due to many export links to the global economy, especially cyclical growth companies. Micro catalysts include the structural improvement in ROEs driven by buybacks and dividend payouts along with continued balance sheet usage to finance growth, including investment and M&A.

Performance Contributors and Detractors:

The Fund outperformed its benchmark for the full year and the fourth quarter. For both periods, stock selection in the health care sector was the top contributor to performance. Within the health care sector, NextCure, a clinical-stage biopharmaceutical company, was a strong contributor for the full year and the fourth quarter. The company, founded by Dr. Lieping Chen, a top-tier scientist in the field of tumor immunity at Yale University, has a strong pipeline of new products in development and we believe the company has attractive prospects for growth.

Meanwhile, the Fund’s underweight to the information technology sector detracted from performance in the full year and the fourth quarter. Within the financials sector, Sri Lanka-based Sampath Bank also was a detractor across the full year. The underperformance was due to a large rights issue in March 2019 and the negative impact from a sluggish local economy. Our long-term outlook for the bank, however, remains constructive. We believe this is one of the best banks, not only in the country but also in the whole Indian subcontinent, and that its growth profile is intact.

(continued)

1	Actual 2019 expense ratios.
2	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	33

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	9.61%	26.18%	13.78%	8.24%	8.88%	9.25%		10/31/03
Institutional Class (MIAPX)	9.64%	26.34%	13.97%	8.44%	n.a.	7.41%		10/29/10
MSCI AC Asia Pacific Index[3]	9.51%	19.74%	11.11%	7.25%	6.43%	7.22%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4	Calculated from 10/31/03.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
HDFC Bank, Ltd.	Financials	India	4.2%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	3.9%
CSL, Ltd.	Health Care	Australia	3.9%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	3.8%
Sony Corp.	Consumer Discretionary	Japan	3.7%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.4%
Keyence Corp.	Information Technology	Japan	2.7%
Terumo Corp.	Health Care	Japan	2.7%
M3, Inc.	Health Care	Japan	2.6%
Jiangsu Hengrui Medicine Co., Ltd.	Health Care	China/Hong Kong	2.6%
% OF ASSETS IN TOP TEN			33.5%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

34	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

In the fourth quarter, we initiated a handful of positions in Japanese micro/small caps, including: Sansan, Japan’s largest SaaS (software as a service) company for sharing business contact information; Rozetta, an online automatic-translation service; and Bushiroad, a premier intellectual property development company in Japan via anime, trading cards and professional wrestling entertainment. We see attractive long-term growth potential for these entrepreneurial companies. We also trimmed our exposure to household and baby products manufacturer Pigeon, which has been a long-term Fund holding. The security has performed well during the time we have held it and the company continues to be well-managed, but we feel its growth phase may be slowing.

Outlook:

Demand for innovative health care services in Asia remains a long-term secular growth trend that we continue to follow. The sector benefits from organic growth opportunities that tend to be present over a full market cycle and don’t require macroeconomic tailwinds for expansion. We see the build-out of the health care sector in Asia as a multiyear trend with an extended runway for growth.

While China’s domestic stock markets were strong performers in 2019, valuations remain reasonable and we continue to see opportunities in China. Notably, China’s economy is primarily driven by consumption and innovation, rather than exports. Consumption remains healthy, benefiting many of the consumer-related sectors we tend to favor. In addition, while GDP growth has slowed slightly, China’s policymakers continue to take a prudent, surgical approach to managing their fiscal and monetary stimulus. Stimulus in recent years has been modest and strategic. In the absence of any sudden shocks to China’s economy, we do not expect much major stimulus ahead.

Japanese corporate earnings tend to be procyclical, with higher earnings volatility than developed-market peers. At the same time, we believe the earnings capability of Japanese companies has improved meaningfully over the past economic cycle, driven by better corporate governance and a higher focus on capital efficiency. We saw a record level of share buybacks in 2019, which will be an important earnings-per-share growth and return-on-equity improvement driver in a relatively muted macro growth environment. We continue to be optimistic about the alpha-generation opportunities within Japanese equities as multiyear structural trends such as productivity growth, health care, technology and material science innovation—where Japanese corporations excel versus global peers—remain intact.

COUNTRY ALLOCATION (%)[6,7]
Japan	42.9
China/Hong Kong	31.6
Australia	4.9
Indonesia	4.5
India	4.2
Bangladesh	3.0
Sri Lanka	2.6
United States	2.3
Vietnam	1.3
Cash and Other Assets, Less Liabilities	2.7

SECTOR ALLOCATION (%)[7]
Health Care	36.5
Consumer Discretionary	20.3
Financials	13.3
Communication Services	9.3
Industrials	8.8
Information Technology	4.5
Consumer Staples	3.7
Energy	1.1
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	33.8
Large Cap ($10B–$25B)	22.2
Mid Cap ($3B–10B)	16.2
Small Cap (under $3B)	25.1
Cash and Other Assets, Less Liabilities	2.7

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	35

Matthews Asia Growth Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 97.3%

	Shares	Value

JAPAN: 42.9%
Sony Corp.	656,600	$44,581,640

Keyence Corp.	93,800	32,936,799

Terumo Corp.	921,900	32,703,780

M3, Inc.	1,049,000	31,633,232

Nintendo Co., Ltd.	74,900	29,957,015

TechnoPro Holdings, Inc.	399,800	27,902,468

Nitori Holdings Co., Ltd.	174,800	27,592,417

SoftBank Group Corp.	552,400	23,983,577

SBI Holdings, Inc.	1,050,600	22,180,555

PeptiDream, Inc.[b]	411,000	21,003,477

Nidec Corp.	140,900	19,244,659

Rozetta Corp.b,†	516,600	18,601,381

Hikari Tsushin, Inc.	73,700	18,520,657

Eisai Co., Ltd.	238,500	17,846,001

Kudan, Inc.[b]	226,500	17,258,190

Kyoritsu Maintenance Co., Ltd.	320,200	15,164,227

HEALIOS KKb	980,300	13,399,260

Ariake Japan Co., Ltd.	176,100	13,089,560

FANUC Corp.	63,400	11,707,756

Bushiroad, Inc.[b]	330,000	11,378,110

Takeda Pharmaceutical Co., Ltd.	280,800	11,106,264

Sosei Group Corp.[b]	550,900	10,939,686

Sysmex Corp.	153,200	10,430,613

Japan Elevator Service Holdings Co., Ltd.	402,600	10,107,642

SanBio Co., Ltd.[b]	364,200	8,750,541

Pigeon Corp.	204,600	7,491,673

Freee KKb	72,400	2,148,912

CYBERDYNE, Inc.[b]	401,300	2,082,376

Seria Co., Ltd.	60,600	1,650,958

Sansan, Inc.[b]	25,200	1,279,748

Total Japan		516,673,174

CHINA/HONG KONG: 31.6%
Wuxi Biologics Cayman, Inc.[b,c,d]	3,693,000	46,773,500

Shenzhou International Group Holdings, Ltd.	3,155,000	46,110,564

Jiangsu Hengrui Medicine Co., Ltd. A Shares	2,492,224	31,373,133

Alibaba Group Holding, Ltd. ADR[b]	146,700	31,115,070

BeiGene, Ltd. ADR[b]	174,100	28,858,816

Huazhu Group, Ltd. ADR	686,700	27,516,069

Genscript Biotech Corp.[b]	11,934,000	27,116,733

Baozun, Inc. ADR[b]	818,500	27,108,720

Bilibili, Inc. ADR[b]	1,434,500	26,710,390

Alphamab Oncology[b,c,d]	11,948,000	21,466,319

Autohome, Inc. ADR[b]	248,400	19,874,484

Shenzhen Inovance Technology Co., Ltd. A Shares	4,069,575	17,940,549

Innovent Biologics, Inc.[b,c,d]	4,908,500	16,753,552

Hansoh Pharmaceutical Group Co., Ltd.[b,c,d]	3,472,000	11,562,943

Total China/Hong Kong		380,280,842

AUSTRALIA: 4.9%
CSL, Ltd.	240,892	46,704,607

Oil Search, Ltd.	2,481,915	12,655,379

Total Australia		59,359,986

	Shares	Value

INDONESIA: 4.5%
PT Bank Rakyat Indonesia Persero	129,492,600	$40,987,766

PT Mayora Indah	54,105,900	7,985,311

PT Ace Hardware Indonesia	46,718,400	5,031,256

Total Indonesia		54,004,333

INDIA: 4.2%
HDFC Bank, Ltd.	2,837,251	50,626,616

Total India		50,626,616

BANGLADESH: 3.0%
Square Pharmaceuticals, Ltd.	9,381,451	20,996,239

BRAC Bank, Ltd.[b]	22,667,262	15,245,900

Total Bangladesh		36,242,139

SRI LANKA: 2.6%
Sampath Bank PLC†	21,899,216	19,610,214

LOLC Holdings PLC[b]	11,792,496	11,540,554

Total Sri Lanka		31,150,768

UNITED STATES: 2.3%
Frequency Therapeutics, Inc.[b]	437,079	7,661,995

Turning Point Therapeutics, Inc.[b]	118,000	7,350,220

NextCure, Inc.[b]	120,000	6,759,600

Oyster Point Pharma, Inc.[b]	225,000	5,499,000

Total United States		27,270,815

VIETNAM: 1.3%
Vietnam Dairy Products JSC	3,116,592	15,679,749

Total Vietnam		15,679,749

TOTAL INVESTMENTS: 97.3%		1,171,288,422
(Cost $864,736,839)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.7%		32,045,967

NET ASSETS: 100.0%		$1,203,334,389

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $96,556,314, which is 8.02% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

36	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Sharat Shroff, CFA
Lead Manager

Rahul Gupta	Raymond Deng
Co-Manager	Co-Manager

Inbok Song
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$28.74	$28.71
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.08%	0.93%
After Fee Waiver and Reimbursement[2]	1.05%	0.91%
Portfolio Statistics
Total # of Positions		60
Net Assets		$8.7 billion
Weighted Average Market Cap		$102.4 billion
Portfolio Turnover[3]		17.08%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Pacific Tiger Fund returned 10.72% (Investor Class) and 10.90% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 18.52% over the same period. For the fourth quarter, the Fund returned 7.09% (Investor Class) and 7.15% (Institutional Class) versus 11.85% for the Index.

Market Environment:

Asian equity markets generated attractive gains in 2019. The rally was narrow in scope, however, led by a small group of stocks. Information technology and consumer discretionary were the only two sectors to outperform Asia’s broader markets. Information technology stocks in particular outperformed the rest of the market by a wide margin. In addition, market gains were concentrated among large and mega-cap stocks. While large and mega-cap stocks have been in favor since 2015, we believe that a deepening macroeconomic recovery might also lead to a favorable economic backdrop for smaller and midsize companies.

Volatility lingered throughout much of the year. Many factors impacting markets over the short term were political in nature, as U.S.–China trade tensions, Hong Kong protests and Indian election results made headlines. By the fourth quarter, however, sentiment throughout the region seemed largely improved on easing trade tensions and a sense of political stability throughout the region. Asian currencies were largely stable in 2019, recovering from earlier weakness in 2018.

From a country perspective, domestic Chinese and Taiwanese markets were top performers, while South Korea’s market was the weakest. There was a welcome détente in U.S.–China trade tensions toward the end of 2019, although the contours of a trade deal had not yet taken shape. Nonetheless, foreign sentiment toward Chinese shares was notably improved at year end. China’s performance in 2019 was led by A-shares and select large-cap consumer discretionary, financials and communication services companies.

Elsewhere, India’s equity markets were positive in 2019, but lagged the broader region. Throughout much of 2017 and 2018, Indian policymakers dealt with sticky inflation and persistent current and fiscal account deficits. At the same time, India implemented financial reforms to increase tax collections and create a more-level playing field for businesses. These reforms were positive for the long term, but created softer growth in the short term. The incumbent Bharatiya Janata Party scored a resounding election victory in 2019, giving the majority party a clear mandate for action. India’s policymakers gave markets a positive surprise in the second half of 2019 by lowering interest rates and cutting corporate taxes, both of which should be positive for growth.

Performance Contributors and Detractors:

The Strategy’s underweight to information technology and Taiwan, home to many of the region’s IT hardware companies, was the single-biggest detractor from 2019’s relative performance. The IT hardware sector attracted investor attention in 2019 on the back of two drivers. First, there was increased demand for high-end chips as necessitated by the rollout of 5G. Second, trade-related tension between the U.S. and China may increase demand for local sources of semiconductors within Asia. Both of these trends aided semiconductor and IT hardware stocks, principally in Taiwan. We remained cautious about expectations that seemed to be getting priced into many hardware companies across the region. At the same time, we recognized that our underweight in tech hardware detracted from performance. Accordingly, the team re-examined the IT hardware ecosystem in Asia (outside of Japan). We identified a handful of businesses that we believe are able to maintain and grow their profitability across cycles, including a new holding discussed in the next section.

The Strategy’s overweight to India also detracted from relative performance in 2019, as did stock selection in India. Stock-selection underperformance in India largely came from a single security, Tata Power. The company faced short-term regulatory setbacks regarding its ownership of mines in Indonesia that created negative sentiment toward

(continued)

1	Actual 2019 expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2021 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	37

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPTX)	7.09%	10.72%	11.27%	6.30%	7.50%	8.48%		9/12/94
Institutional Class (MIPTX)	7.15%	10.90%	11.45%	6.48%	n.a.	6.11%		10/29/10
MSCI AC Asia ex Japan Index[4]	11.85%	18.52%	13.08%	6.86%	6.33%	4.68%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

5	Calculated from 8/31/94.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	5.5%
NAVER Corp.	Communication Services	South Korea	4.6%
China Resources Land, Ltd.	Real Estate	China/Hong Kong	4.4%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	4.2%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	4.1%
AIA Group, Ltd.	Financials	China/Hong Kong	3.7%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.7%
China Resources Beer Holdings Co., Ltd.	Consumer Staples	China/Hong Kong	3.3%
PT Bank Central Asia	Financials	Indonesia	2.8%
Housing Development Finance Corp., Ltd.	Financials	India	2.6%
% OF ASSETS IN TOP TEN			38.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

38	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited) (continued)

the company. We believe the market may have misinterpreted the situation and have faith in the company’s long-term prospects. Changes in tariffs, asset monetization by the company and decent growth in the company’s renewables portfolio should be fruitful for the company long term. On a positive note, stock selection in the communication services sector was a contributor to relative performance year to date. From a country standpoint, Indonesia, China/Hong Kong and South Korea were contributors to relative performance for the full year.

Notable Portfolio Changes:

During the fourth quarter we initiated a new position in Midea Group, a Chinese company that manufactures, markets and installs household electrical appliances. The company has built a complete portfolio spanning many segments of consumer demand including higher end, innovative products. Midea has an opportunity to continue to grow in China, but also to expand in other parts of South Asia with its affordable value proposition.

We also initiated a position in Taiwan Semiconductor Manufacturing Co. (TSMC), a leading semiconductor foundry company globally. Over the years, TSMC has distanced itself from other global companies in its adoption of advanced manufacturing technology. A key business change that became more noticeable in recent periods was the diversification in its underlying demand, which is much less exposed to single-industry risk, and broad diversification across end clients and segments. We find TSMC an attractive way to gain exposure to this sector.

In addition, we exited Line Corp. (a subsidiary of NAVER), a leading company in the field of mobile applications and internet services in Japan and other parts of Asia. Late in the year, the company decided to enter into an alliance with its primary competitor in Japan, which is likely to lead to a significant improvement in its financials. As such, the stock rerated sharply and we decided to use that capital in other positions in the portfolio.

Outlook:

For many economies in the region, 2019 capped a period of challenges as well as strengths. On one hand, trade-related tensions inhibited private-sector investment, and growth rates across the region continued to moderate as the year unfolded. On the other, policymakers in many parts of Asia made policy choices that painted the macroeconomic backdrop favorably as we look over the short to medium term.

China’s broader economy has slowed a bit. The quality of China’s growth, however, may be a more interesting factor to watch. Rising incomes and consumption patterns, along with an expansion of the private sector, create more-sustainable growth opportunities. U.S.–China trade tensions have eased, meanwhile, improving foreign investor sentiment. Domestic Chinese investor sentiment already was positive, creating an encouraging near-term backdrop. Over the long term, we expect China’s growth to be led by the services sector.

In Southeast Asia and India, which played defense for so long, we see policymakers going on the offense in terms of fiscal and monetary stimulus. Several central banks in the region lowered interest rates and created an adequate liquidity environment that will slowly lower the cost of capital for businesses. Meanwhile, finance ministers, especially in countries like India and Indonesia, are looking to stimulate demand through measures like tax cuts and structural reforms.

Elsewhere, we find a lot to be optimistic about in India’s future. The recently lowered corporate taxes and improving liquidity should benefit earnings for better-managed companies. Earnings were revised up in response to lower taxes, but the sustainability will depend on the pickup in investment spending among private-sector companies. Risks to India’s economy include potential shocks to oil prices based on geopolitical conflicts, as India imports most of its energy, and prolonged disruption in the financial system.

While these economic measures are being rolled out, expectations among sell-side analysts for long-term growth in Asia are among the lowest in many years. While it may seem counterintuitive at first glance, we find the combination of realistic expectations and favorable valuations to be a constructive environment for equity-market gains because markets have not been overhyped.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	42.9
India	16.9
South Korea	12.9
Indonesia	8.1
Taiwan	5.3
Thailand	4.1
Philippines	2.9
Switzerland	2.5
Malaysia	1.6
Vietnam	1.5
United States	1.0
Cash and Other Assets, Less Liabilities	0.3

SECTOR ALLOCATION (%)[8]
Financials	25.4
Consumer Staples	18.1
Communication Services	14.8
Consumer Discretionary	13.3
Information Technology	8.3
Real Estate	8.2
Industrials	5.8
Health Care	3.3
Utilities	1.6
Materials	0.8
Cash and Other Assets, Less Liabilities	0.3

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	53.8
Large Cap ($10B–$25B)	21.1
Mid Cap ($3B–10B)	18.4
Small Cap (under $3B)	6.4
Cash and Other Assets, Less Liabilities	0.3

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	39

Matthews Pacific Tiger Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 99.7%

	Shares	Value

CHINA/HONG KONG: 42.9%
Alibaba Group Holding, Ltd. ADR[b]	2,255,700	$478,433,970

China Resources Land, Ltd.	76,938,000	382,792,424

Tencent Holdings, Ltd.	7,567,800	364,587,526

Ping An Insurance Group Co. of China, Ltd. H Shares	30,234,000	357,773,065

AIA Group, Ltd.	31,026,800	326,338,841

China Resources Beer Holdings Co., Ltd.	52,131,775	288,371,299

Hong Kong Exchanges & Clearing, Ltd.	6,114,000	198,629,993

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	43,074,808	191,751,526

Yum China Holdings, Inc.	3,536,910	169,807,049

Kweichow Moutai Co., Ltd. A Shares	917,973	156,313,579

Fuyao Glass Industry Group Co., Ltd. H Sharesc,d,†	49,288,400	150,920,324

Guotai Junan Securities Co., Ltd. H Sharesc,d,†	82,304,600	145,823,286

China East Education Holdings, Ltd.[b,c,d]	50,787,000	106,356,326

Dairy Farm International Holdings, Ltd.	17,718,146	101,170,614

China Mobile, Ltd. ADR	1,725,293	72,928,135

Fuyao Glass Industry Group Co., Ltd. A Shares	17,242,604	59,408,931

Tencent Music Entertainment Group ADR[b]	4,655,200	54,652,048

Midea Group Co., Ltd. A Shares	5,349,743	44,880,856

Wuxi Biologics Cayman, Inc.[b,c,d]	2,817,000	35,678,567

Wise Talent Information Technology Co., Ltd.[b,d]	16,143,400	31,678,850

Hansoh Pharmaceutical Group Co., Ltd.[b,c,d]	8,058,000	26,835,884

Total China/Hong Kong		3,745,133,093

INDIA: 16.9%
Housing Development Finance Corp., Ltd.	6,719,550	227,204,473

HDFC Bank, Ltd.	12,446,818	222,095,359

Kotak Mahindra Bank, Ltd.	8,173,731	192,918,104

Titan Co., Ltd.	9,015,327	150,117,214

Tata Power Co., Ltd.†	180,316,487	142,780,167

Dabur India, Ltd.	21,117,482	135,675,772

ITC, Ltd.	39,202,500	130,576,972

Container Corp. of India, Ltd.	16,080,979	128,844,918

Sun Pharmaceutical Industries, Ltd.	11,673,532	70,741,344

United Spirits, Ltd.[b]	6,778,030	56,953,008

Just Dial, Ltd.[b]	1,765,000	14,128,031

Total India		1,472,035,362

SOUTH KOREA: 12.9%
NAVER Corp.	2,473,810	398,023,498

Samsung Electronics Co., Ltd.	6,742,883	324,918,504

DB Insurance Co., Ltd.	3,495,200	157,883,625

Cheil Worldwide, Inc.	5,057,779	105,183,609

Orion Holdings Corp.†	5,656,566	86,931,374

S-1 Corp.	483,483	39,173,641

Hugel, Inc.[b]	27,266	9,376,703

Total South Korea		1,121,490,954

	Shares	Value

INDONESIA: 8.1%
PT Bank Central Asia	100,580,000	$241,895,562

PT Telekomunikasi Indonesia Persero	538,840,700	154,365,668

PT Indofood CBP Sukses Makmur	181,522,600	145,767,355

PT Mitra Keluarga Karyasehat[d]	363,065,700	69,772,498

PT Surya Citra Media	533,163,200	54,093,170

PT Telekomunikasi Indonesia Persero ADR	1,577,240	44,951,340

Total Indonesia		710,845,593

TAIWAN: 5.3%
Delta Electronics, Inc.	33,921,182	171,653,882

President Chain Store Corp.	15,271,608	155,078,184

Taiwan Semiconductor Manufacturing Co., Ltd.	8,292,000	91,774,444

Synnex Technology International Corp.	36,359,921	45,502,125

Total Taiwan		464,008,635

THAILAND: 4.1%
Central Pattana Public Co., Ltd.	93,802,300	195,745,634

Kasikornbank Public Co., Ltd.	18,431,800	93,423,964

The Siam Cement Public Co., Ltd.	5,353,750	70,454,609

Total Thailand		359,624,207

PHILIPPINES: 2.9%
SM Prime Holdings, Inc.	164,670,771	136,678,223

GT Capital Holdings, Inc.	7,000,953	117,085,738

Total Philippines		253,763,961

SWITZERLAND: 2.5%
DKSH Holding AG†	4,039,869	219,652,228

Total Switzerland		219,652,228

MALAYSIA: 1.6%
IHH Healthcare BHD	47,676,300	63,832,580

Public Bank BHD	11,705,594	55,673,405

IHH Healthcare BHD	11,543,000	15,915,801

Total Malaysia		135,421,786

VIETNAM: 1.5%
Vietnam Dairy Products JSC	25,995,440	130,784,513

Total Vietnam		130,784,513

UNITED STATES: 1.0%
Cognizant Technology Solutions Corp. Class A	1,407,200	87,274,544

Total United States		87,274,544

TOTAL INVESTMENTS: 99.7%		8,700,034,876
(Cost $5,903,516,679)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		25,823,814

NET ASSETS: 100.0%		$8,725,858,690

40	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

December 31, 2019

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $465,614,387, which is 5.34% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	41

PORTFOLIO MANAGERS

Vivek Tanneeru
Lead Manager

Winnie Chwang
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$11.08	$11.06
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.54%	1.41%
After Fee Waiver and Reimbursement[2]	1.42%	1.24%
Portfolio Statistics
Total # of Positions		58
Net Assets		$55.3 million
Weighted Average Market Cap		$17.0 billion
Portfolio Turnover[3]		29.67%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities, of Asian companies.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Asia ESG Fund returned 12.55% (Investor Class) and 12.74% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 18.52%. For the fourth quarter, the Fund returned 6.16% (Investor Class) and 6.14% (Institutional Class) versus 11.85% for the Index.

Market Environment:

Asia ex Japan equities performed well in 2019 despite periodic volatility due to U.S.–China trade tensions. The MSCI All Country Asia ex Japan Index returned nearly 12% in December alone after a trade deal was announced, accounting for nearly two-thirds of the year’s return.

While index returns were strong in aggregate, they tended to be concentrated in the information technology sector (up 43% for the full year 2019) on investor expectations around 5G rollout globally, among other factors. Technology and internet sectors can be a bit of a double-edged sword for ESG-minded investors, creating both opportunities for generating attractive returns and pitfalls inherent in the sector—especially in areas such as data privacy, surveillance, human rights and governance structures. Meanwhile, utilities (up 2%) and health care (up 3%) were the worst-performing sectors for the full year for the index.

Taiwan (up 37%), led by its technology sector, was the best-performing Asian market in 2019, followed by China (up 21%), while Malaysia (down 2%) was the worst-performing market. South East Asian currencies in general and the Thai baht (up 8.6%) in particular had strong performance against the U.S. dollar in 2019. The South Korean won (-3.5%) and Indian rupee (-2.25%) depreciated the most against the U.S. dollar during the year.

Performance Contributors and Detractors:

The Fund’s underweight to the information technology and communication services sectors, as well as stock selection in these sectors, detracted from performance for the year. Technology was a big driver of index returns, but some of the companies with the biggest gains in the index did not meet the Fund’s positive ESG screening process. We were positive on the tech sector, but maintained a selective exposure to it, in line with the Fund’s focus on creating positive ESG outcomes.

Stock selection in health care, meanwhile, was a strong contributor to relative performance despite the overweight allocation to the sector detracting a bit from performance. The health care sector has an outsized influence on ESG outcomes, as good health care at affordable prices is essential to Asia’s citizens leading healthy, productive lives. Access to affordable health care remains a core tenet of our investing philosophy.

From a geographic perspective, the Fund’s overweight to India, as well as stock selection, detracted from relative performance for the year. India’s equity markets were positive in 2019, but lagged the broader region. The lingering aftereffects of demonetization, GST implementation and more recently the fallout from a mishandled non-banking financial company (NBFC) crisis led to a material slowdown in GDP growth. The slowdown was manifested in weak auto sales, weak credit off-take and rising non-performing loans in the banking system and weak rural demand. Turning to individual companies domiciled in India, automobile and tractor maker Mahindra & Mahindra was the biggest

(continued)

1	Actual 2019 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. Beginning on November 1, 2019, Matthews voluntarily reduced this expense limitation to 1.20% for the Institutional Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

42	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Year	Since Inception	Inception Date
Investor Class (MASGX)	6.16%	12.55%	10.77%	4.75%	4/30/15
Institutional Class (MISFX)	6.14%	12.74%	11.01%	4.99%	4/30/15
MSCI AC Asia ex Japan Index[4]	11.85%	18.52%	13.08%	4.69%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	5.1%
Unicharm Corp.	Consumer Staples	Japan	3.8%
IndusInd Bank, Ltd.	Financials	India	3.6%
CSPC Pharmaceutical Group, Ltd.	Health Care	China/Hong Kong	3.4%
Shriram City Union Finance, Ltd.	Financials	India	3.2%
Bandhan Bank, Ltd.	Financials	India	3.2%
China Conch Venture Holdings, Ltd.	Industrials	China/Hong Kong	3.2%
Yonghui Superstores Co., Ltd.	Consumer Staples	China/Hong Kong	3.0%
MTR Corp., Ltd.	Industrials	China/Hong Kong	3.0%
Hong Kong Exchanges & Clearing, Ltd.	Financials	China/Hong Kong	2.9%
% OF ASSETS IN TOP TEN			34.4%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	43

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	31.1
India	18.0
Japan	14.0
Taiwan	9.1
South Korea	6.2
Indonesia	4.8
Bangladesh	4.6
Singapore	4.2
Thailand	2.5
Philippines	2.3
Vietnam	1.0
Pakistan	0.9
Cash and Other Assets, Less Liabilities	1.2

SECTOR ALLOCATION (%)[7]
Financials	21.4
Industrials	16.0
Consumer Discretionary	14.8
Health Care	13.7
Consumer Staples	10.2
Information Technology	9.6
Communication Services	7.2
Real Estate	3.4
Materials	1.6
Utilities	0.9
Cash and Other Assets, Less Liabilities	1.2

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	14.1
Large Cap ($10B-$25B)	29.9
Mid Cap ($3B-10B)	18.6
Small Cap (under $3B)	36.2
Cash and Other Assets, Less Liabilities	1.2

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited) (continued)

detractor during the year. Its strong tractor franchise also suffered weak sales due to the rural downturn but maintained its strong industry leadership. The stock was trading at attractive valuations and we remained confident in its ability to introduce new products and grow profitably as the cycle improves.

In contrast, stock selection in China/Hong Kong was a strong contributor to relative performance for the year. China’s broader equity markets were a particularly strong performer within the region, led by A-shares and select large-cap consumer discretionary, financials and communication services companies. Key themes impacting China’s equity markets during the year included U.S.–China trade tensions, the health of China’s economy, corporate earnings for Chinese companies and Hong Kong protests. Against this backdrop, Chinese equities climbed a wall of worry and posted strong returns for the year. Turning to individual stocks in China, biologics company Wuxi Biologics was a strong performer for the year. Chinese health care companies exhibited strong innovation against the constructive backdrop of a reformed regulatory and drug-approval process. China increasingly is part of an interoperable global regulatory regime and also has strong domestic and overseas-trained research talent, excellent enabling infrastructure and abundant venture-capital funding. Our holdings delivered strong profit growth during the year and generated strong performance.

Notable Portfolio Changes:

During the fourth quarter, the Fund initiated a position in Yonghui Superstores, a leading Chinese supermarket operator. Yonghui is well-known for its ability to directly source, distribute and retail fresh food nationally and had the highest share of fresh food as a percentage of sales among national players. Its direct sourcing and supply-chain capabilities enable it to sell low-priced fresh produce to price-sensitive customers while having one of the lowest food-wastage rates in the industry. The company has perhaps the best direct-sourcing capabilities in the industry, given its large dedicated and distributed procurement teams, and it also made strategic investments in producers, which ensure quality control, food safety and supply-chain traceability. The company also has a differentiated profit-sharing and partnership plan for most of its purchasing and retail store-based staff.

Outlook:

Asia enters 2020 with a positive backdrop of a partial U.S.–China trade truce, an improved global economic outlook, cyclically bottoming sectors such as computer memory, strong expectations of a 5G network rollout and central banks with ammunition to stimulate growth.

In India, the incumbent Bharatiya Janata Party won a resounding election victory in 2019, giving it a clear mandate for action. The government unfortunately focused on its political priorities and not on turning around the weak economy for a few months after it came back to power. But policymakers gave markets a positive surprise toward the end of 2019 by lowering interest rates and cutting corporate taxes, both of which should aid the economy and market over the coming year.

South Korean corporate earnings suffered significantly in 2019 due to a weak information technology cycle (especially computer memory) and strong minimum-wage hikes. Going into 2020, South Korea could benefit from the uplift in global sentiment and trade along with an expected boost in DRAM prices, cyclical reflation and a low base of earnings. Turning to China, we continue to look out for trade-related friction as the U.S and China work through the more-substantial and difficult negotiations involving things such as intellectual property protections and state support to certain industries.

Quality-of-life concerns are becoming increasingly important for Asia’s middle class. Rising incomes mean that consumers increasingly seek products and services that address issues such as air and water pollution, financial inclusion, access to affordable health care and product safety. We believe these developments create attractive investment opportunities.

44	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 93.7%

	Shares	Value

CHINA/HONG KONG: 31.1%
CSPC Pharmaceutical Group, Ltd.	788,000	$1,880,482

China Conch Venture Holdings, Ltd.	402,000	1,753,488

Yonghui Superstores Co., Ltd. A Shares	1,536,795	1,666,063

MTR Corp., Ltd.	276,500	1,633,981

Hong Kong Exchanges & Clearing, Ltd.	49,900	1,621,138

AIA Group, Ltd.	126,000	1,325,264

Meituan Dianping Class Bb,c	93,400	1,220,379

Wuxi Biologics Cayman, Inc.[b,c,d]	96,000	1,215,883

New Oriental Education & Technology Group, Inc. ADR[b]	9,300	1,127,625

HKBN, Ltd.	567,000	950,713

Haier Electronics Group Co., Ltd.	258,000	806,079

Tencent Music Entertainment Group ADR[b]	68,600	805,364

Xinyi Glass Holdings, Ltd.	476,000	630,690

Guangdong Investment, Ltd.	248,000	518,707

Beijing Urban Construction Design & Development Group Co., Ltd. H Shares[c,d]	199,000	58,971

Total China/Hong Kong		17,214,827

INDIA: 18.0%
IndusInd Bank, Ltd.	94,425	1,997,927

Shriram City Union Finance, Ltd.	90,434	1,776,555

Bandhan Bank, Ltd.[c,d]	247,532	1,763,241

Mahindra & Mahindra, Ltd.	215,746	1,607,639

Lupin, Ltd.	72,862	779,824

Syngene International, Ltd.[c,d]	126,017	565,220

NBCC India, Ltd.	1,117,223	545,598

Minda Industries, Ltd.	106,071	522,864

TeamLease Services, Ltd.[b]	11,562	401,935

Total India		9,960,803

JAPAN: 14.0%
Unicharm Corp.	62,600	2,113,828

Tsukui Corp.	263,800	1,425,211

Sohgo Security Services Co., Ltd.	19,000	1,028,374

Fuji Seal International, Inc.	39,100	867,226

UT Group Co., Ltd.	24,800	739,073

Koa Corp.	40,400	502,001

Bunka Shutter Co., Ltd.	54,100	476,705

Sosei Group Corp.[b]	21,300	422,972

LITALICO, Inc.[b]	7,600	162,971

Total Japan		7,738,361

TAIWAN: 9.1%
Sporton International, Inc.	139,903	994,815

Poya International Co., Ltd.	59,000	829,559

Zhen Ding Technology Holding, Ltd.	161,000	772,490

Taiwan Sakura Corp.	437,000	687,472

Delta Electronics, Inc.	121,000	612,305

Merida Industry Co., Ltd.	99,000	582,171

Taiwan Semiconductor Manufacturing Co., Ltd.	46,000	509,120

Sitronix Technology Corp.	4,000	22,368

Total Taiwan		5,010,300

	Shares	Value

INDONESIA: 4.8%
PT Bank Rakyat Indonesia Persero	4,677,300	$1,480,487

PT Jaya Real Property	19,083,700	824,632

PT BFI Finance Indonesia	8,772,200	352,085

Total Indonesia		2,657,204

BANGLADESH: 4.6%
BRAC Bank, Ltd.[b]	2,261,362	1,520,982

GrameenPhone, Ltd.	243,341	819,210

Square Pharmaceuticals, Ltd.	97,314	217,795

Total Bangladesh		2,557,987

SINGAPORE: 4.2%
SATS, Ltd.	183,100	689,210

Raffles Medical Group, Ltd.	756,400	562,400

Delfi, Ltd.	744,400	551,263

Ascendas India Trust	450,000	518,607

Total Singapore		2,321,480

THAILAND: 2.5%
Total Access Communication Public Co., Ltd. NVDR	776,900	1,388,382

Total Thailand		1,388,382

PHILIPPINES: 2.4%
Puregold Price Club, Inc.	1,649,330	1,294,518

Total Philippines		1,294,518

SOUTH KOREA: 1.1%
iMarketKorea, Inc.	58,673	526,216

Eugene Technology Co., Ltd.	6,207	88,432

Total South Korea		614,648

VIETNAM: 1.0%
Nam Long Investment Corp.	462,599	549,242

Total Vietnam		549,242

PAKISTAN: 0.9%
Abbott Laboratories Pakistan, Ltd.	171,950	496,070

Total Pakistan		496,070

TOTAL COMMON EQUITIES		51,803,822

(Cost $48,257,410)

PREFERRED EQUITIES: 5.1%

SOUTH KOREA: 5.1%
Samsung SDI Co., Ltd., Pfd.	35,270	2,811,902

Total South Korea		2,811,902

TOTAL PREFERRED EQUITIES		2,811,902

(Cost $2,558,392)

TOTAL INVESTMENTS: 98.8%		54,615,724
(Cost $50,815,802)

matthewsasia.com | 800.789.ASIA	45

Matthews Asia ESG Fund

December 31, 2019

Schedule of Investmentsa (continued)

PREFERRED EQUITIES (continued)

Value

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%	$683,108

NET ASSETS: 100.0%	$55,298,832

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $3,603,315, which is 6.52% of net assets.

ADR	American Depositary Receipt

NVDR	Non-voting Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

46	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Taizo Ishida	Robert Harvey, CFA
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$12.07	$12.13
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.65%	1.51%
After Fee Waiver and Reimbursement[2]	1.46%	1.25%
Portfolio Statistics
Total # of Positions		57
Net Assets		$320.2 million
Weighted Average Market Cap		$1.9 billion
Portfolio Turnover[3]		18.77%
Benchmark
MSCI Emerging Markets Asia Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality, of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Emerging Asia Fund returned -1.01% (Investor Class) and -0.85% (Institutional Class), while its benchmark the MSCI Emerging Markets Asia Index, returned 19.65%. For the fourth quarter, the Fund returned 5.94% (Investor Class) and 5.91% (Institutional Class) versus 12.59% for the Index.

Market Environment:

The North Asian markets of Taiwan, China and South Korea were strong performers in 2019, while the South and Southeast Asian markets of India, Malaysia, the Philippines and Indonesia ended the year with positive, but less robust, returns. Despite U.S.–China trade tensions and political protests in Hong Kong, Chinese equities climbed a wall of worry and delivered some of the highest returns in the region. Meanwhile, expectations for 5G rollout globally led to positive sentiment for IT hardware companies in Taiwan.

In contrast, sentiment was weaker in 2019 toward many frontier and less-developed markets in Asia. India’s economy suffered a significant slowdown in growth throughout the year, which depressed earnings in many sectors—especially in consumer discretionary, health care and industrials. India’s broader equity market generated positive, but single digit, returns. A bombing in Sri Lanka in April 2019 caused economic disruption and dampened sentiment. In Pakistan, sharp currency weakness and the resulting tepid economy may have kept some investors on the sidelines, even as equity prices showed modest gains. Thailand’s equity markets were slightly negative for the year.

While equity returns in less-developed parts of Asia lagged their more-developed peers in the benchmark, there were positive developments in 2019 for frontier Asia economies. Policymakers in many frontier and less-developed Asian markets took constructive steps to support growth. Interest rates remained low across much of the region. And U.S.–China trade tensions, while appearing to ease, nonetheless spurred interest in building out local supply chains within Asia, including in South and Southeast Asia.

Performance Contributors and Detractors:

The Fund’s focus on less-developed markets accounted for much of the Fund’s relative underperformance versus its benchmark for the full year 2019. Taiwan, China and South Korea collectively made up more than three-quarters of the benchmark at year-end 2019, resulting in benchmark returns heavily swayed by more-developed countries within Asia. The Fund has no holdings in Taiwan, China or South Korea. Over longer time horizons, we believe that less-developed markets have attractive growth potential and are fertile environments for active management.

From an individual stock perspective, PC Jeweller was a detractor from performance in 2019. The stock price declined amid negative investor sentiment about the company, subject to persistent rumors and hearsay. We decided to exit the stock. Other detractors include two cigarette producers: Gudang Garam, based in Indonesia; and British American Tobacco, based in Bangladesh. The primary reasons for the softness in share prices were concerns over higher local excise taxes

(continued)

1	Actual 2019 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. Beginning on November 1, 2019, Matthews voluntarily reduced this expense limitation to 1.20% for the Institutional Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	47

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MEASX)	5.94%	-1.01%	-1.14%	2.34%	4.13%	4/30/13
Institutional Class (MIASX)	5.91%	-0.85%	-0.94%	2.57%	4.36%	4/30/13
MSCI Emerging Markets Asia Index[4]	12.59%	19.65%	13.30%	7.00%	6.35%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
PT Kino Indonesia	Consumer Staples	Indonesia	3.7%
Cosco Capital, Inc.	Consumer Staples	Philippines	3.7%
Sampath Bank PLC	Financials	Sri Lanka	3.5%
Phu Nhuan Jewelry JSC	Consumer Discretionary	Vietnam	3.5%
Vinh Hoan Corp.	Consumer Staples	Vietnam	3.4%
L&T Finance Holdings, Ltd.	Financials	India	3.1%
John Keells Holdings PLC	Industrials	Sri Lanka	3.0%
PT Bank Mandiri Persero	Financials	Indonesia	2.8%
PT Adira Dinamika Multi Finance	Financials	Indonesia	2.8%
Indus Motor Co., Ltd.	Consumer Discretionary	Pakistan	2.7%
% OF ASSETS IN TOP TEN			32.2%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

48	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited) (continued)

and the potential for “vaping” to reduce demand longer term. Globally the sector was weak, but we believe the companies are well-run and have a solid track record of profitability. We continue to hold and monitor the positions.

Turning to contributors, three small-cap companies stood out as strong performers. Bank Tabungan Pensiunan Nasional Syariah is a microlender in Indonesia. Following strong price gains for its shares (making valuations look expensive) and disappointing changes in management, we decided to sell the entire position late in the year to realize a solid profit. LOLC Holdings, a non-banking financial company based in Sri Lanka, was another strong contributor. The company announced the sale of its stake in a Cambodian business, generating attractive gains from the sale proceeds. PT Kino Indonesia is an Indonesian consumer staples company. The company’s management team made significant enhancements to the firm’s marketing and distribution teams through restructuring. The firm also has what we believe is a competitive range of products tailored to the needs of local consumers in Indonesia, possibly giving it an edge over global brands that may not recognize similar opportunities in Indonesia’s market.

Notable Portfolio Changes:

A notable change in the portfolio was the sale of our remaining positions in Hong Kong. The portfolio held no securities in China/Hong Kong at the end of 2019. The change allowed us to sharpen our focus on less-developed economies in Asia. As mentioned earlier, we also sold our positions in PC Jeweller and Pensiunan Nasional Syariah. With PC Jeweller, we lost faith in the management team and exited our small remaining position. With Pensiunan Nasional Syariah, valuations looked high on recent stock gains and we also were disappointed with recent management changes.

Outlook:

Looking ahead, we believe the structural opportunities in Asia’s most undeveloped equity markets remain attractive. With relatively young, large populations, low levels of development and relatively fast-growing economies, many of these markets have an attractive growth trajectory. In terms of risks, smaller markets tend to be inefficient and can experience large performance swings. They also can be subject to a negative impact from sudden changes in global oil prices, as many economies import much of their energy.

We expect the business cycles in Indonesia, Pakistan and Sri Lanka to pick up in 2020 after a number of difficult years. We believe these recovering economies and more-stable currencies will deliver strong earnings growth in future years. Valuations for the Fund’s holdings are the lowest we have seen since the Fund’s inception, suggesting considerable room for upward movement. Improving business cycles should support both earnings growth and better stock-market performance over the long term. We continue to offer exposure to the most underdeveloped markets in Asia, with a focus on valuations and consumer-facing growth opportunities.

COUNTRY ALLOCATION (%)[6,7]
Vietnam	22.2
Indonesia	17.8
Pakistan	16.6
Sri Lanka	15.0
Bangladesh	11.9
Philippines	7.5
India	6.8
Australia	0.9
Singapore	0.9
Cash and Other Assets, Less Liabilities	0.4

SECTOR ALLOCATION (%)[7]
Consumer Staples	30.4
Financials	25.2
Consumer Discretionary	20.5
Industrials	7.9
Health Care	6.7
Materials	3.7
Real Estate	3.2
Information Technology	1.1
Energy	0.9
Cash and Other Assets, Less Liabilities	0.4

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	2.8
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	11.5
Small Cap (under $3B)	85.4
Cash and Other Assets, Less Liabilities	0.4

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	49

Matthews Emerging Asia Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 99.6%

	Shares	Value

VIETNAM: 22.2%
Phu Nhuan Jewelry JSC	2,996,054	$11,127,768

Vinh Hoan Corp.	6,310,160	10,799,328

Taisun International Holding Corp.	1,739,000	7,947,527

Nam Long Investment Corp.	6,263,982	7,437,208

Mobile World Investment Corp.	1,360,605	6,697,750

Saigon Beer Alcohol Beverage Corp.	596,480	5,868,915

Military Commercial Joint Stock Bank	6,050,438	5,439,006

Domesco Medical Import Export JSC	1,463,950	4,548,685

Vietnam National Seed Group JSC†	1,126,522	4,375,315

Thien Long Group Corp.	1,888,750	3,252,179

Tien Phong Plastic JSC	1,404,936	1,958,331

Lix Detergent JSC	854,305	1,585,289

Total Vietnam		71,037,301

INDONESIA: 17.8%
PT Kino Indonesia	48,121,000	11,889,431

PT Bank Mandiri Persero	16,343,800	9,030,988

PT Adira Dinamika Multi Finance	11,898,800	8,909,063

PT Gudang Garam	2,023,300	7,718,175

PT Ramayana Lestari Sentosa	89,534,600	6,867,396

PT Hexindo Adiperkasa	20,441,800	5,109,530

PT BFI Finance Indonesia	68,884,100	2,764,761

PT Mayora Indah	17,293,700	2,552,320

PT Catur Sentosa Adiprana	70,131,000	2,273,290

Total Indonesia		57,114,954

PAKISTAN: 16.6%
Indus Motor Co., Ltd.	1,171,670	8,797,883

PAK Suzuki Motor Co., Ltd.†	5,221,400	7,778,239

United Bank, Ltd.	6,916,900	7,347,238

Hascol Petroleum, Ltd.[b]	41,934,510	7,284,011

Meezan Bank, Ltd.	10,953,697	6,728,604

Shifa International Hospitals, Ltd.	2,676,951	5,788,637

GlaxoSmithKline Consumer Healthcare Pakistan, Ltd.	2,736,257	4,530,598

ICI Pakistan, Ltd.	812,500	3,540,604

Honda Atlas Cars Pakistan, Ltd.	995,500	1,407,386

Total Pakistan		53,203,200

SRI LANKA: 15.0%
Sampath Bank PLC	12,474,412	11,170,532

John Keells Holdings PLC	10,252,786	9,474,111

LOLC Holdings PLC[b]	6,955,959	6,807,348

Teejay Lanka PLC	27,135,984	6,104,194

Ceylon Cold Stores PLC	1,300,382	5,699,814

Commercial Bank of Ceylon PLC	6,007,112	3,146,385

Expolanka Holdings PLC	94,231,424	2,649,650

Ceylon Tobacco Co. PLC	361,292	2,191,755

LB Finance PLC	1,100,000	929,731

Total Sri Lanka		48,173,520

	Shares	Value

BANGLADESH: 11.9%
British American Tobacco Bangladesh Co., Ltd.	763,745	$8,735,239
Square Pharmaceuticals, Ltd.	3,776,829	8,452,765

Berger Paints Bangladesh, Ltd.	512,128	8,327,849

BRAC Bank, Ltd.[b]	8,380,277	5,636,537

Marico Bangladesh, Ltd.	208,701	4,113,958

Olympic Industries, Ltd.	1,378,031	2,678,310

Total Bangladesh		37,944,658

PHILIPPINES: 7.5%
Cosco Capital, Inc.	86,645,900	11,721,066

Universal Robina Corp.	1,752,830	5,018,469

Shakey’s Pizza Asia Ventures, Inc.	21,421,400	4,176,000

STI Education Systems Holdings, Inc.	266,965,000	3,162,780

Total Philippines		24,078,315

INDIA: 6.8%
L&T Finance Holdings, Ltd.	5,911,586	9,824,972

Vakrangee, Ltd.	5,467,880	3,667,023

Praj Industries, Ltd.	2,015,566	2,898,146

Shriram Transport Finance Co., Ltd.	174,855	2,868,843

Caplin Point Laboratories, Ltd.	407,888	1,721,118

Poly Medicure, Ltd.	295,905	903,947

Total India		21,884,049

AUSTRALIA: 0.9%
Oil Search, Ltd.	551,433	2,811,778

Total Australia		2,811,778

SINGAPORE: 0.9%
Yoma Strategic Holdings, Ltd.[b]	10,610,166	2,761,191

Total Singapore		2,761,191

TOTAL INVESTMENTS: 99.6%		319,008,966
(Cost $332,094,702)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.4%		1,173,033

NET ASSETS: 100.0%		$320,181,999

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

JSC	Joint Stock Co.

See accompanying notes to financial statements.

50	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Tiffany Hsiao, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$14.55	$14.64
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.19%	1.05%
Portfolio Statistics
Total # of Positions		36
Net Assets		$304.5 million
Weighted Average Market Cap		$117.6 billion
Portfolio Turnover[2]		80.10%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Asia Innovators Fund returned 29.60% (Investor Class) and 29.71% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 18.52% over the same period. For the quarter of the year, the Fund returned 13.21% (Investor Class) and 13.30% (Institutional Class) versus 11.85% for the Index.

Market Environment:

Asia ex Japan equities generated attractive returns in 2019, amid periods of volatility. China was a particularly strong performer, led by A-shares and select large-cap consumer discretionary, financials and communication services companies. Key themes impacting China’s equity markets during the year included U.S.–China trade tensions, the health of China’s economy, corporate earnings for Chinese companies and Hong Kong protests. Against this background, Chinese equities climbed a wall of worry and posted strong returns.

India’s equity market was positive in 2019, but lagged the broader region. Over the past couple of years, India implemented financial reforms to increase tax collections and create a more-level playing field for businesses. These reforms were positive for the long term, but created softer growth in the short term. India’s policymakers gave markets a positive surprise in the second half of 2019 by lowering interest rates and cutting corporate taxes, both of which should be positive for growth.

South Korea’s equities also underperformed broader Asia and emerging markets in 2019. Government policies showed mixed results as corporate earnings and hiring tendencies were negatively affected by stiff hikes in the minimum wage over the past two years. In fact, South Korean corporate earnings suffered significantly in 2019, which was a primary reason for underperformance. Going into 2020, however, South Korea should benefit from an uplift in global sentiment and trade, along with an expected boost in DRAM prices, cyclical reflation and a low base of earnings.

Performance Contributors and Detractors:

The Fund outperformed its benchmark for the full year 2019. The largest contributor to performance was the Fund’s overweight to China. Despite all the media noise over U.S.–China trade tensions, we believed that fundamentals ultimately drove China’s strong returns. With conviction in our bottom-up stock selection process, we stuck to our investment thesis around our China holdings. Notably, we looked for companies that we believed had the potential to perform well regardless of the outcome of U.S.–China trade negotiations. Chinese information-technology company Silergy was a performance contributor for the year. As China’s largest analog semiconductor company, its share price benefited from China’s trend of looking for local technology solutions, as well as the semiconductor demand recovery.

The Fund’s underweight to Taiwan, meanwhile, was a detractor. Sentiment toward information technology hardware companies, particularly those domiciled in Taiwan, was strong during the year on investor expectations related to the rollout of 5G globally. South Korean confectionary maker Orion also detracted from performance. The company was slow to introduce new products into China, but recent product launches showed momentum. We remain constructive on the company’s underlying business and continue to monitor the position.

Notable Portfolio Changes:

In the fourth quarter, we initiated a position in Alphamab Oncology, a Chinese clinical-stage biopharmaceutical company, by participating in the company’s initial

(continued)

1	Actual 2019 expense ratios.
2	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	51

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	13.21%	29.60%	17.26%	8.90%	10.22%	4.12%		12/27/99
Institutional Class (MITEX)	13.30%	29.71%	17.48%	9.09%	n.a.	11.88%		4/30/13
MSCI AC Asia ex Japan Index[3]	11.85%	18.52%	13.08%	6.86%	6.33%	6.44%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4	Calculated from 12/31/99.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	8.3%
HDFC Bank, Ltd.	Financials	India	5.1%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	4.6%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	4.5%
AIA Group, Ltd.	Financials	China/Hong Kong	4.3%
Sea, Ltd.	Communication Services	Singapore	4.3%
TAL Education Group	Consumer Discretionary	China/Hong Kong	4.2%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	3.8%
Jiangsu Hengrui Medicine Co., Ltd.	Health Care	China/Hong Kong	3.7%
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd.	Consumer Staples	China/Hong Kong	3.6%
% OF ASSETS IN TOP TEN			46.4%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

52	MATTHEWS ASIA FUNDS

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited) (continued)

public offering (IPO). Growing demand for innovative health care drugs in China is a long-term secular trend that we believe could benefit the company over the long term. We joined the IPO as a cornerstone investor and the company’s stock rose considerably after becoming publicly traded. We also exited a position in Bank Tabungan Pensiunan Nasi, a small Indonesian bank. The company did well and the valuation became too high in our view. Accordingly, we took profits and exited the position.

Outlook:

The progress of U.S.–China trade negotiations waxed and waned in 2019. During the fourth quarter, however, trade tensions eased and foreign sentiment improved considerably. While details of a U.S.–China deal were sparse at year end, market participants seemed encouraged by improvements in rhetoric and tone. A larger trend we are following is that China is increasingly finding local supply-chain solutions in order to reduce the potential impact of global trade tensions on its economy. We expect this localization trend to continue, with China replacing much of its dependence on foreign technology with domestic know-how.

China and South Korea experienced their own political and trade-related tensions in recent years, which seemed to be easing as well. China and South Korea’s relationship appeared to be improving, increasing opportunities for interregional trade. South Korea’s domestic macroeconomic outlook remains a bit sluggish, but many Korean companies serve consumers across Asia and globally, creating growth opportunities for innovative Korean businesses. As always, active security selection remains key. As a core regional equity growth strategy, the Fund will continue to look for long-term secular growth opportunities driven by rising incomes, growing consumption and innovative, entrepreneurial companies across Asia.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	65.6
India	12.3
South Korea	11.3
Singapore	4.3
Vietnam	2.8
Indonesia	1.9
Philippines	1.0
Cash and Other Assets, Less Liabilities	0.9

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	26.2
Financials	19.2
Communication Services	16.0
Consumer Staples	12.3
Health Care	11.3
Information Technology	11.2
Real Estate	3.0
Cash and Other Assets, Less Liabilities	0.9

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	53.6
Large Cap ($10B–$25B)	22.4
Mid Cap ($3B–10B)	12.2
Small Cap (under $3B)	10.9
Cash and Other Assets, Less Liabilities	0.9

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	53

Matthews Asia Innovators Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 94.6%

	Shares	Value

CHINA/HONG KONG: 65.6%
Alibaba Group Holding, Ltd.[b]	948,800	$25,228,926

Tencent Holdings, Ltd.	292,800	14,105,979

AIA Group, Ltd.	1,256,200	13,212,670

TAL Education Group ADR[b]	267,900	12,912,780

Wuxi Biologics Cayman, Inc.[b,c,d]	910,000	11,525,558

Jiangsu Hengrui Medicine Co., Ltd. A Shares	903,255	11,370,543

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. A Shares	685,650	10,904,877

Silergy Corp.	301,000	9,583,937

Huazhu Group, Ltd. ADR	236,930	9,493,785

Bilibili, Inc. ADR[b]	498,200	9,276,484

China Resources Land, Ltd.	1,850,000	9,204,372

Ping An Insurance Group Co. of China, Ltd. H Shares	751,500	8,892,851

China International Travel Service Corp., Ltd. A Shares	638,772	8,173,925

Meituan Dianping Class Bb,d	567,100	7,409,816

HUYA, Inc. ADR[b]	299,100	5,368,845

Alphamab Oncology[b,c,d]	2,916,000	5,239,018

Sun Art Retail Group, Ltd.	3,948,500	4,791,100

Midea Group Co., Ltd. A Shares	534,589	4,484,853

Proya Cosmetics Co., Ltd. A Shares	353,938	4,481,406

Kingdee International Software Group Co., Ltd.	4,385,000	4,386,931

Haidilao International Holding, Ltd.[c,d]	890,000	3,574,438

Innovent Biologics, Inc.[b,c,d]	1,037,500	3,541,165

Venus MedTech Hangzhou, Inc. H Shares[b,c,d]	568,000	2,733,468

Total China/Hong Kong		199,897,727

INDIA: 12.3%
HDFC Bank, Ltd.	869,846	15,521,137

Housing Development Finance Corp., Ltd.	262,324	8,869,818

Info Edge India, Ltd.	192,322	6,816,992

Kotak Mahindra Bank, Ltd.	262,569	6,197,208

Total India		37,405,155

SOUTH KOREA: 6.8%
Orion Corp.	83,682	7,631,868

LG Household & Health Care, Ltd.	6,100	6,626,140

SK Hynix, Inc.	78,469	6,382,492

Total South Korea		20,640,500

SINGAPORE: 4.3%
Sea, Ltd. ADR[b]	325,900	13,107,698

Total Singapore		13,107,698

VIETNAM: 2.8%
Mobile World Investment Corp.	983,293	4,840,384

Phu Nhuan Jewelry JSC	955,983	3,550,656

Total Vietnam		8,391,040

	Shares	Value

INDONESIA: 1.9%
PT Bank Rakyat Indonesia Persero	18,125,800	$5,737,286

Total Indonesia		5,737,286

PHILIPPINES: 0.9%
Puregold Price Club, Inc.	3,696,270	2,901,110

Total Philippines		2,901,110

TOTAL COMMON EQUITIES		288,080,516

(Cost $222,894,750)

PREFERRED EQUITIES: 4.5%

SOUTH KOREA: 4.5%
Samsung Electronics Co., Ltd., Pfd.	349,862	13,697,746

Total South Korea		13,697,746

TOTAL PREFERRED EQUITIES		13,697,746

(Cost $11,451,493)

TOTAL INVESTMENTS: 99.1%		301,778,262
(Cost $234,346,243)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		2,770,917

NET ASSETS: 100.0%		$304,549,179

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $26,613,647, which is 8.74% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

See accompanying notes to financial statements.

54	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Andrew Mattock, CFA
Lead Manager

Winnie Chwang
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$19.12	$19.08
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.91%
Portfolio Statistics
Total # of Positions		44
Net Assets		$902.4 million
Weighted Average Market Cap		$189.7 billion
Portfolio Turnover[2]		68.93%
Benchmarks
MSCI China Index
MSCI China All Shares Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews China Fund returned 34.56% (Investor Class) and 34.90% (Institutional Class), while its benchmark, the MSCI China Index, returned 23.66%. For the fourth quarter, the Fund returned 16.56% (Investor Class) and 16.59% (Institutional Class) versus 14.72% for the Index.

Market Environment:

Amid bouts of volatility, Chinese equities ultimately generated attractive performance over the course of 2019. Key themes impacting China’s equity markets during the year included U.S.–China trade tensions, the health of China’s economy, corporate earnings for Chinese companies and Hong Kong protests. Against this backdrop, Chinese equities climbed a wall of worry and posted strong returns for the Fund.

Amid global macroeconomic concerns, China’s domestic A-share market (represented by the Shanghai and Shenzhen stock exchanges) performed considerably better during the reporting period than the offshore China Hong Kong stock exchange and U.S.-listed Chinese American depositary receipts (ADRs). Companies listed in the A-share market tend to represent domestic demand and the domestic consumer base, where local sentiment was fairly optimistic. In contrast, companies listed on the Hong Kong exchange and U.S. exchanges tend to have a larger share of foreign investors, whose sentiment was weak during the year on global macroeconomic worries. Accordingly, we often saw more-attractive relative valuations in the Hong Kong and U.S. markets compared with China’s onshore markets. Notably, the Fund takes an all-shares approach and has the flexibility to buy securities on the exchanges where valuations appear attractive.

In terms of global macroeconomic headlines, the progress of U.S.–China trade negotiations waxed and waned considerably during the period. During the fourth quarter, trade tensions eased and foreign sentiment improved considerably. While details of a U.S.–China trade deal were sparse at year end, market participants seemed encouraged by the improvement in rhetoric and tone, as well as a possible rollback of tariffs. Amid trade tensions, we noticed an impetus on the ground in China for companies to substitute foreign technology for domestic know-how. Regardless of the outcome of trade tensions, we believe China is on a path toward greater technological independence. New supply-chain formations are creating opportunities for long-term investors in China’s equity markets, in our view.

Performance Contributors and Detractors:

The Fund outperformed its benchmark for the full-year 2019, as well as in the fourth quarter. From a sector perspective, consumer staples and health care were contributors to performance. Liquor producer Wuliangye Yibin is an example of positive stock selection in the consumer staples sector for the Fund. As the second-largest liquor company in China, Wuliangye Yibin specializes in manufacturing “baijiu,” a clear liquor made from grain. Demonstrating high return on invested capital, Wuliangye Yibin also enjoyed improving earnings and a solid growth outlook. Sino Biopharmaceutical is an example of positive stock selection in the health care sector. Sino Biopharm is a leading pharmaceutical drug manufacturer in China. Despite the government’s push for affordable health care and the overhang of price cuts in generic drugs, Sino Biopharm executed well in terms of diversifying and enhancing its product mix to include more innovative oncology drugs, which showed considerable growth.

In contrast, the consumer discretionary sector was a detractor. Travel and leisure-related names such as Trip.com, Galaxy and Shangri-La all contributed to underperformance in this sector. Official statistics painted a mixed picture of the health

(continued)

1	Actual 2019 expense ratios.
2	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	55

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MCHFX)	16.56%	34.56%	19.00%	10.35%	5.79%	9.92%		2/19/98
Institutional Class (MICFX)	16.59%	34.90%	19.23%	10.53%	n.a.	4.63%		10/29/10
MSCI China Index[3]	14.72%	23.66%	15.75%	7.69%	5.57%	4.80%	[4]
MSCI China All Shares Index[3]	13.08%	27.87%	11.60%	4.50%	4.37%	n.a.	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4	Calculated from 2/28/98.

5	Index performance data prior to 11/25/08 is not available.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Alibaba Group Holding, Ltd.	Consumer Discretionary	14.3%
Tencent Holdings, Ltd.	Communication Services	11.8%
JD.com, Inc.	Consumer Discretionary	4.9%
China Construction Bank Corp.	Financials	4.7%
China Merchants Bank Co., Ltd.	Financials	4.4%
Ping An Insurance Group Co. of China, Ltd.	Financials	4.2%
AIA Group, Ltd.	Financials	3.9%
New China Life Insurance Co., Ltd.	Financials	2.9%
China International Capital Corp., Ltd.	Financials	2.8%
Midea Group Co., Ltd.	Consumer Discretionary	2.6%
% OF ASSETS IN TOP TEN		56.5%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

56	MATTHEWS ASIA FUNDS

Matthews China Fund

Portfolio Manager Commentary  (unaudited) (continued)

of travel, but largely the travel and leisure industry in China remained lukewarm in 2019 on the back of a year of rising trade tensions, a weaker renminbi and also decreased visitation to Hong Kong. We exited Shangri-La earlier in the year and Trip.com in the fourth quarter. We remain constructive on Galaxy over the long term and will continue to monitor the position.

Notable Portfolio Changes:

In April 2019, the Fund adopted a secondary benchmark, the MSCI China All Shares Index, which includes a larger weight to China’s domestically listed stocks. Over the course of the year, we increasingly positioned the Fund as an “all-share” strategy. Accordingly, we considered all exchanges where Chinese shares trade and looked for the most-attractive valuations and long-term growth opportunities.

In the fourth quarter, we initiated a position in Meituan Dianping, China’s largest delivery-food service provider. Chinese consumers have embraced food-service delivery and we expect that consumer uptake can continue to expand. China has a large network of local delivery people, helping to keep the costs of delivery low and affordable for consumers. Couriers tend to use motorcycles to make deliveries. The company enjoyed scale in its industry and continued to gain market share.

We also exited Trip.com in the fourth quarter. As the company expanded globally, we felt it may face stronger competition and decided to sell the stock.

Outlook:

The strength of China’s domestic markets reflected several key investment themes we are following. Notably, China’s economy is primarily driven by consumption, rather than exports, so local investor sentiment is stronger than foreign sentiment. Consumption remains healthy, benefiting many of the consumer-related sectors we tend to favor. In addition, while GDP growth has slowed slightly, China’s policymakers continue to take a prudent, surgical approach to managing their fiscal and monetary stimulus. Stimulus in recent years has been modest and strategic. In the absence of sudden shocks to China’s economy, we do not expect much major stimulus ahead.

We continue to see value in the Hong Kong market. The Hong Kong market tends to be more impacted by foreign investor sentiment, which was weak through much of 2019. While foreign sentiment improved in the fourth quarter on easing trade tensions, valuations remain lower in Hong Kong than in China’s domestic markets. We continue to look for opportunities across all markets, reflecting the Fund’s all-share philosophy.

In addition, we continue to follow the theme of income growth in China, particularly in lower tier, less-developed urban centers. While much of the developed world has neglected its less-developed and interior cities, China’s policymakers are developing these areas through strategic infrastructure planning, including the expansion of high-speed rail networks, as well as through housing policies that encourage educated workers to live in these areas. From a bottom-up perspective, we seek to find companies with attractive growth potential with the ability to tap into rising middle-class income. When viewed through a lens of active stock selection, we believe China’s domestic growth engine creates compelling opportunities for long-term investors.

COUNTRY ALLOCATION (%)[6]
China/Hong Kong	99.1
Cash and Other Assets, Less Liabilities	0.9

SECTOR ALLOCATION (%)[6]
Consumer Discretionary	29.5
Financials	27.5
Communication Services	13.6
Real Estate	7.7
Health Care	6.3
Information Technology	4.9
Materials	4.6
Consumer Staples	3.6
Industrials	1.3
Cash and Other Assets, Less Liabilities	0.9

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	68.2
Large Cap ($10B–$25B)	8.4
Mid Cap ($3B–10B)	17.9
Small Cap (under $3B)	4.6
Cash and Other Assets, Less Liabilities	0.9

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	57

Matthews China Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 99.1%

	Shares	Value

CONSUMER DISCRETIONARY: 29.5%
Internet & Direct Marketing Retail: 20.6%

Alibaba Group Holding, Ltd. ADR[b]	609,500	$129,274,950

JD.com, Inc. ADR[b]	1,250,079	44,040,283

Meituan Dianping Class Bb,c	1,000,700	13,075,300

		186,390,533

Household Durables: 2.6%
Midea Group Co., Ltd. A Shares	2,795,652	23,453,698

Specialty Retail: 1.6%
Zhongsheng Group Holdings, Ltd.	3,454,000	14,145,851

Hotels, Restaurants & Leisure: 1.5%

Galaxy Entertainment Group, Ltd.	1,301,000	9,577,460
China International Travel Service Corp., Ltd. A Shares	318,978	4,081,742

		13,659,202

Automobiles: 1.2%
Brilliance China Automotive Holdings, Ltd.	10,336,000	10,727,283

Auto Components: 1.0%
Fuyao Glass Industry Group Co., Ltd. H Shares[c,d]	2,910,800	8,912,825

Diversified Consumer Services: 1.0%
New Oriental Education & Technology Group, Inc. ADR[b]	71,600	8,681,500

Total Consumer Discretionary		265,970,892

FINANCIALS: 27.6%
Banks: 11.7%

China Construction Bank Corp. H Shares	49,201,660	42,659,909

China Merchants Bank Co., Ltd. A Shares	7,404,026	40,038,781

Agricultural Bank of China, Ltd. H Shares	51,990,000	22,883,987

		105,582,677

Insurance: 11.1%

AIA Group, Ltd.	3,354,800	35,285,674

New China Life Insurance Co., Ltd. H Shares	6,040,400	25,968,281
Ping An Insurance Group Co. of China, Ltd. A Shares	1,933,411	23,774,252
Ping An Insurance Group Co. of China, Ltd. H Shares	1,221,500	14,454,581

		99,482,788

Capital Markets: 4.8%
China International Capital Corp., Ltd. H Shares[c,d]	13,052,000	25,165,110

CITIC Securities Co., Ltd. H Shares	4,129,500	9,421,161

Hong Kong Exchanges & Clearing, Ltd.	274,600	8,921,131

		43,507,402

Total Financials		248,572,867

COMMUNICATION SERVICES: 13.6%
Interactive Media & Services: 13.6%

Tencent Holdings, Ltd.	2,202,400	106,103,169

58.com, Inc. ADR[b]	137,500	8,900,375

Momo, Inc. ADR	223,800	7,497,300

Total Communication Services		122,500,844

	Shares	Value

REAL ESTATE: 7.7%
Real Estate Management & Development: 7.7%

Times China Holdings, Ltd.	9,852,000	$19,632,286

CIFI Holdings Group Co., Ltd.	21,900,000	18,517,216

China Resources Land, Ltd.	3,670,000	18,259,484

China Overseas Property Holdings, Ltd.	20,725,000	13,034,901

Total Real Estate		69,443,887

HEALTH CARE: 6.3%
Pharmaceuticals: 2.0%
Sino Biopharmaceutical, Ltd.	13,258,000	18,548,176

Health Care Equipment & Supplies: 1.8%
Lepu Medical Technology Beijing Co., Ltd. A Shares	3,405,481	16,211,913

Life Sciences Tools & Services: 1.1%
Wuxi Biologics Cayman, Inc.[b,c,d]	770,500	9,758,728

Health Care Providers & Services: 0.9%
Sinopharm Group Co., Ltd. H Shares	2,344,800	8,555,915

Health Care Technology: 0.5%
Ping An Healthcare and Technology Co., Ltd.[b,c,d]	571,800	4,173,393

Total Health Care		57,248,125

INFORMATION TECHNOLOGY: 4.9%
Electronic Equipment, Instruments & Components: 3.2%

NAURA Technology Group Co., Ltd. A Shares	1,100,433	13,929,769
AVIC Jonhon Optronic Technology Co., Ltd. A Shares	1,549,984	8,700,840

Luxshare Precision Industry Co., Ltd. A Shares	1,270,011	6,678,989

		29,309,598

IT Services: 1.7%
Chinasoft International, Ltd.	27,128,000	15,313,233

Total Information Technology		44,622,831

MATERIALS: 4.6%
Chemicals: 3.0%

Wanhua Chemical Group Co., Ltd. A Shares	2,581,250	20,887,408

Skshu Paint Co., Ltd. A Shares	510,100	5,915,833

		26,803,241

Construction Materials: 1.6%
Anhui Conch Cement Co., Ltd. A Shares	1,849,942	14,574,371

Total Materials		41,377,612

CONSUMER STAPLES: 3.6%
Beverages: 3.6%

Kweichow Moutai Co., Ltd. A Shares	108,123	18,411,318

Wuliangye Yibin Co., Ltd. A Shares	735,947	14,092,773

Total Consumer Staples		32,504,091

INDUSTRIALS: 1.3%
Transportation Infrastructure: 0.5%
Beijing Capital International Airport Co., Ltd. H Shares	5,122,000	4,961,425

Machinery: 0.5%
Estun Automation Co., Ltd. A Shares	2,684,400	4,348,771

58	MATTHEWS ASIA FUNDS

Matthews China Fund

December 31, 2019

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
Commercial Services & Supplies: 0.3%
Times Neighborhood Holdings, Ltd.[b,c]	4,199,730	$2,613,951

Total Industrials		11,924,147

TOTAL INVESTMENTS: 99.1%		894,165,296
(Cost $782,836,701)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		8,229,729

NET ASSETS: 100.0%		$902,395,025

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $48,010,056, which is 5.32% of net assets.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	59

PORTFOLIO MANAGERS

Peeyush Mittal,CFA
Lead Manager

Sharat Shroff, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$23.27	$23.55
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.11%	0.94%
Portfolio Statistics
Total # of Positions		46
Net Assets		$964.4 million
Weighted Average Market Cap		$19.7 billion
Portfolio Turnover[2]		24.00%
Benchmark
S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews India Fund returned -0.88% (Investor Class) and -0.76% (Institutional Class), while its benchmark, the S&P Bombay Stock Exchange 100 Index, returned 8.53%. For the fourth quarter, the Fund returned 2.15% (Investor Class) and 2.13% (Institutional Class), while its benchmark returned 4.95%.

Market Environment:

India’s equity markets experienced a significant divergence between the returns of large-cap and small-cap stocks in 2019. Investors, led by fears of an economic slowdown, sought safety in large-cap stocks but shunned mid-cap and small-cap stocks. Modi’s landslide victory in elections held in May 2019 assured investors of continuity of reforms and accelerated economic growth. Lack of liquidity provided to small and medium-size companies, however, was a substantial headwind to economic growth. Non-bank financial lenders continued to suffer due to a lack of funding availability. This consequently led to diminished funds availability to many small businesses and consumers. Lower loan approvals for consumers hindered the durable goods and real estate sectors.

From a policy perspective, India moved from defense to offense in the second half of 2019, as Indian policymakers surprised markets by announcing a series of stimulative policies. In August, the prior- announced surcharge on capital gains (both domestic and foreign) was reversed, new capital injections into public sector banks were announced and tweaks to tax depreciation rules and expedited Goods and Services Tax refunds were implemented. In September, the Indian government announced a significant cut in corporate tax rates from an effective rate of 30% to roughly 22% with additional cuts for manufacturing companies. In addition, a series of rate cuts was implemented by the central bank throughout 2019. Going into 2020, aggregate policy actions along with expected fiscal spending should stabilize economic growth and earnings from a relatively low base, providing a more-favorable backdrop for equities.

Performance Contributors and Detractors:

Similar to 2018, the Fund’s higher allocation to small caps and lower allocation to mega-cap stocks hurt relative performance in 2019. Given the fears of an economic slowdown and distress in the financial sector, investors continued to move away from small- and mid-cap stocks. We believe small caps can be a rich source of alpha over a full market cycle and that recent stimulus may benefit smaller companies as we look ahead, but our overweight to small caps was a detractor in the reporting period.

By sector, our higher allocation in health care and significant underweight in the energy sector were also detractors. In health care, pricing pressure led by the fast pace of new drug approvals by the U.S. Food and Drug Administration continued to drag down growth and profitability for Indian generic drug manufacturers. The financial sector was another detractor as investors favored large-cap banks and highly rated non-bank financials as compared to relatively small non-bank financial companies that were adversely impacted by liquidity concerns throughout 2019. Shriram City Union Finance was one such stock that detracted from our performance. An impending change in ownership structure combined with liquidity issues and a change in senior management hurt the stock price in the reporting period. We continue to like the business, however, given the retail nature of its customers and the attractive valuation at which the stock was recently trading.

Our avoidance of holdings in the utilities and metals sector and stock selection within industrials and information technology were performance contributors.

(continued)

1	Actual 2019 expense ratios.
2	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

60	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	2.15%	-0.88%	6.56%	3.82%	7.48%	10.04%		10/31/05
Institutional Class (MIDNX)	2.13%	-0.76%	6.74%	4.02%	n.a.	4.86%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	4.95%	8.53%	13.12%	6.75%	5.56%	10.05%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from S&P BSE 100 Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4	Calculated from 10/31/05.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	7.1%
Eicher Motors, Ltd.	Consumer Discretionary	5.7%
Kotak Mahindra Bank, Ltd.	Financials	5.2%
Cholamandalam Investment and Finance Co., Ltd.	Financials	5.1%
VST Industries, Ltd.	Consumer Staples	5.0%
Axis Bank, Ltd.	Financials	3.9%
Wipro, Ltd.	Information Technology	3.7%
Zydus Wellness, Ltd.	Consumer Staples	3.7%
Shriram City Union Finance, Ltd.	Financials	3.2%
Infosys, Ltd.	Information Technology	3.0%
% OF ASSETS IN TOP TEN		45.6%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	61

COUNTRY ALLOCATION (%)[6]
India	96.2
Japan	3.0
United States	0.5
Cash and Other Assets, Less Liabilities	0.3

SECTOR ALLOCATION (%)[6]
Financials	42.7
Consumer Staples	13.9
Consumer Discretionary	11.9
Information Technology	11.4
Health Care	9.2
Industrials	6.0
Communication Services	4.0
Materials	0.7
Cash and Other Assets, Less Liabilities	0.3

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	29.0
Large Cap ($10B–$25B)	10.1
Mid Cap ($3B–10B)	23.3
Small Cap (under $3B)	37.3
Cash and Other Assets, Less Liabilities	0.3

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews India Fund

Portfolio Manager Commentary  (unaudited) (continued)

One such stock was InterGlobe Aviation, which operates a passenger airline called Indigo. Indigo is the largest passenger airline in India and consequently has the lowest cost structure in an otherwise highly competitive business. Shares of InterGlobe did well as the second-largest airline Jet Airways filed for bankruptcy earlier in the year.

Notable Portfolio Changes:

During the year, we exited or trimmed many companies across sectors where we deemed risks to outweigh rewards. In the fourth quarter of the year, we exited eClerx Services. Growing use of artificial intelligence, robotics and automation hurt demand for the firm’s services. We also added new positions across sectors in information technology, consumer discretionary, financials and communication services. One such addition was a large private-sector bank that had a good balance of corporate and retail exposure on its loan book, a large retail depositor base and new management that was taking calibrated decisions to strengthen the company’s balance sheet, improve credit quality and increase return on equity for the business.

Outlook:

India’s equity market could experience volatility in the near term, but we remain optimistic in our long-term outlook. While headlines remain negative, a number of drivers are in play that should improve economic growth. The positive, longer term effects of monetary policy actions completed in 2019 may continue to bring down the cost of capital in the market, despite the likelihood that monetary policy easing has run its course in the current cycle. Monsoon rainfall was far above normal. That bodes well for improvement in demand in agrarian markets, which was fairly subdued over the past 12 to 18 months. Harvest in the upcoming Rabi season is expected to improve and that should help tame the surge in inflation seen in the past few months.

In addition, we already are seeing demand stabilizing in the automotive sector and there is a lot of optimism for continued improvement post-implementation of new emission standards in April 2020. India’s central government is taking bold steps to unclog the jam in the country’s real estate sector. The formation of the Alternate Investment Fund (AIF) to provide last-mile funding to real estate projects near completion may release significant capital that could be put to productive use. Large-cap stocks are trading at a premium and look less attractive to us as long-term investors. Valuations among small and mid caps, in contrast, have corrected to long-term averages and we are seeing more investable ideas among smaller companies.

62	MATTHEWS ASIA FUNDS

Matthews India Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 99.7%

	Shares	Value

FINANCIALS: 42.7%
Banks: 25.0%

HDFC Bank, Ltd.	3,821,190	$68,183,576

Kotak Mahindra Bank, Ltd.	2,137,174	50,442,026

Axis Bank, Ltd.	3,579,374	37,837,181

DCB Bank, Ltd.	11,626,772	28,000,755

Bandhan Bank, Ltd.[b,c]	3,262,697	23,241,125

ICICI Bank, Ltd.	2,451,130	18,588,800

AU Small Finance Bank, Ltd.[b,c]	1,329,253	14,964,862

		241,258,325

Consumer Finance: 12.5%
Cholamandalam Investment and Finance Co., Ltd.	11,547,816	49,432,104

Shriram City Union Finance, Ltd.	1,560,929	30,664,096

Bajaj Finance, Ltd.	420,962	24,987,369

Sundaram Finance, Ltd.	673,608	15,398,429

		120,481,998

Thrifts & Mortgage Finance: 4.5%

Housing Development Finance Corp., Ltd.	800,733	27,074,748

Aavas Financiers, Ltd.[d]	568,116	15,768,055

		42,842,803

Capital Markets: 0.7%
Indian Energy Exchange, Ltd.[b,c,d]	3,497,308	6,996,757

Total Financials		411,579,883

CONSUMER STAPLES: 13.9%
Tobacco: 6.2%

VST Industries, Ltd.†	820,937	48,471,387

ITC, Ltd.	3,337,649	11,117,151

		59,588,538

Personal Products: 4.0%

Bajaj Consumer Care, Ltd.	4,465,145	14,777,044

Marico, Ltd.	3,003,568	14,377,446

Dabur India, Ltd.	1,556,944	10,003,067

		39,157,557

Food Products: 3.7%
Zydus Wellness, Ltd.	1,734,795	35,734,592

Total Consumer Staples		134,480,687

CONSUMER DISCRETIONARY: 11.9%
Automobiles: 9.2%

Eicher Motors, Ltd.	175,043	55,278,119

Suzuki Motor Corp.	683,700	28,538,975

Hero MotoCorp, Ltd.	145,675	4,987,226

		88,804,320

Household Durables: 2.7%

Symphony, Ltd.	1,598,176	26,027,568

LA Opala RG, Ltd.	74,856	153,219

		26,180,787

Total Consumer Discretionary		114,985,107

	Shares	Value

INFORMATION TECHNOLOGY: 11.4%
IT Services: 11.4%

Wipro, Ltd.	10,387,699	$35,768,525

Infosys, Ltd.	2,817,711	29,016,890

Mphasis, Ltd.	1,128,617	14,582,432

Larsen & Toubro Infotech, Ltd.[b,c]	568,209	13,934,935

NIIT Technologies, Ltd.	538,468	11,994,029

Cognizant Technology Solutions Corp. Class A	82,100	5,091,842

Total Information Technology		110,388,653

HEALTH CARE: 9.2%
Pharmaceuticals: 7.0%

Alembic Pharmaceuticals, Ltd.	3,123,359	24,998,897

Caplin Point Laboratories, Ltd.	3,722,941	15,709,266

Lupin, Ltd.	1,337,380	14,313,642

Natco Pharma, Ltd.	1,478,768	12,294,727

		67,316,532

Life Sciences Tools & Services: 1.4%
Syngene International, Ltd.[b,c]	3,020,160	13,546,222

Health Care Equipment & Supplies: 0.8%

Poly Medicure, Ltd.	2,439,150	7,451,253

Total Health Care		88,314,007

INDUSTRIALS: 6.0%
Machinery: 3.8%

AIA Engineering, Ltd.	628,021	14,513,134

Escorts, Ltd.	1,479,806	13,065,315

Ashok Leyland, Ltd.	7,415,926	8,477,264

		36,055,713

Airlines: 1.2%
InterGlobe Aviation, Ltd.[b,c]	638,311	11,925,493

Air Freight & Logistics: 1.0%
Blue Dart Express, Ltd.	315,534	9,654,583

Total Industrials		57,635,789

COMMUNICATION SERVICES: 4.0%
Interactive Media & Services: 2.9%
Info Edge India, Ltd.	780,646	27,670,560

Wireless Telecommunication Services: 0.8%
Bharti Airtel, Ltd.[d]	1,146,353	7,320,275

Media: 0.3%
Zee Entertainment Enterprises, Ltd.	768,621	3,146,496

Total Communication Services		38,137,331

MATERIALS: 0.6%
Chemicals: 0.6%
Pidilite Industries, Ltd.	322,373	6,275,949

Total Materials		6,275,949

TOTAL INVESTMENTS: 99.7%		961,797,406
(Cost $846,271,485)

matthewsasia.com | 800.789.ASIA	63

Matthews India Fund

December 31, 2019

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		$2,609,498

NET ASSETS: 100.0%		$964,406,904

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $84,609,394, which is 8.77% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

See accompanying notes to financial statements.

64	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Taizo Ishida
Lead Manager

Shuntaro Takeuchi
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$21.51	$21.55
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	0.93%	0.88%
Portfolio Statistics
Total # of Positions		56
Net Assets		$2.3 billion
Weighted Average Market Cap		$27.7 billion
Portfolio Turnover[2]		25.42%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Japan Fund returned 26.08% (Investor Class) and 26.10% (Institutional Class), while its benchmark, the MSCI Japan Index, returned 20.07%. For the fourth quarter of the year, the Fund returned 8.62% (Investor Class) and 8.61% (Institutional Class), versus 7.67% for the Index.

Market Environment:

Japanese equities rose strongly in the fourth quarter, as global manufacturing activity formed a bottom and climbed out of contraction amid a tepid macroeconomic environment.

2019 started strongly for equity markets as the U.S. Federal Reserve’s pause on rate increases improved investor sentiment and Japan equity valuations came back from their lowest levels since the start of the Abenomics era. In May, trade frictions between the U.S. and China intensified, with tariff hikes and a temporary U.S. ban on Huawei products dampening shares of export companies and the technology sector in particular. As bond yields increased worldwide in summer, global investors started to increase their weighting to Japan for early-cycle exposure.

The larger macro environment did not indicate a full-fledged recovery, but started to form a bottom and return to a growth trend. Global manufacturing PMI for December came in at 50.1, the second-straight month of an above-50 reading after six months of sub-50, indicating a contraction of manufacturing activity. The Bank of Japan’s Tankan Survey for December 2019 showed further deterioration in the manufacturing sector while productivity-enhancement investments in software and IT services remained strong. Domestic consumption remained sluggish as the consumption tax increased to 10% from 8% as scheduled in October 2019.

Performance Contributors and Detractors:

For 2019 as a whole, quality and growth factors worked well in general, except for a few months during late August to mid-November when we saw a reversal in value factors.

With regard to market cap, 2019 saw mega cap (over US$25 billion) and large cap (US$10 billion to US$25 billion) outperform small and mid cap (under US$10 billion). As small and midsize companies make up roughly half of the portfolio, the allocation effect was a negative drag but the Fund was able to overcome and generate outperformance via stock selection.

From a sector perspective, our three key overweight sectors—information technology, industrials and health care—all contributed positively to performance. Our focus on productivity improvement through software, IT services and automation helped capture attractive returns within the sector amid the cyclical downturn.

Turning to individual securities, Lasertec was the top contributor to Fund performance for both the fourth quarter and full-year 2019. Leading-edge development in areas such as extreme ultraviolet (EUV) picked up momentum, benefiting the company that makes EUV mask blank inspection systems and EUV mask-defect inspection systems.

Media and technology conglomerate Sony also contributed to performance in the fourth quarter. We meaningfully increased our weight in the company in the first quarter of 2019 when Sony shares were pressured in a semiconductor downturn and a potential competitive threat in Google’s announcement of Stadia games. In the end, Sony succeeded to further increase its dominant market share in complementary metal oxide semiconductor (CMOS) sensors and also produced robust cash flow from its PlayStation business.

(continued)

1	Actual 2019 expense ratios.
2	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	65

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MJFOX)	8.62%	26.08%	10.24%	10.20%	9.75%	6.22%		12/31/98
Institutional Class (MIJFX)	8.61%	26.10%	10.32%	10.29%	n.a.	9.91%		10/29/10
MSCI Japan Index[3]	7.67%	20.07%	9.30%	8.07%	6.87%	3.81%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definitions.

4	Calculated from 12/31/98.

TOP TEN HOLDINGS[5]
	Sector	% Net Assets
Sony Corp.	Consumer Discretionary	4.0%
Tokio Marine Holdings, Inc.	Financials	3.5%
Nippon Telegraph & Telephone Corp.	Communication Services	3.5%
Terumo Corp.	Health Care	3.0%
Nitori Holdings Co., Ltd.	Consumer Discretionary	3.0%
Daikin Industries, Ltd.	Industrials	3.0%
Keyence Corp.	Information Technology	3.0%
Lasertec Corp.	Information Technology	3.0%
TechnoPro Holdings, Inc.	Industrials	2.9%
Asahi Intecc Co., Ltd.	Health Care	2.8%
% OF ASSETS IN TOP TEN		31.7%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

66	MATTHEWS ASIA FUNDS

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited) (continued)

The largest detractor from performance for 2019 was dollar-shop retailer Seria. Seria long enjoyed much higher operating margins than its peers. Competition intensified, however, while the overall retail environment remained sluggish. As a result, the company’s same-store sales struggled to maintain positive growth.

Baby-product company Pigeon also was a major detractor to performance for the fourth quarter and the full year. The company revised down its full-year guidance in December due to a decline in inbound sales and an unfavorable Japanese yen–Chinese renminbi exchange rate. We agree with the company’s view of per-baby consumption driving growth in China, overcoming the birth-rate decline, but we continue to monitor and evaluate its execution abilities.

Notable Portfolio Changes:

Our portfolio actions in 2019 were in two phases. For the first half, we reduced our exposure to cyclical companies and shifted to defensive growth. For the second half, we took profits in companies that performed well, but traded at the higher end of the valuation range, to increase our exposure to cyclical growth companies.

Regarding new holdings, we initiated a position in electronic-component maker TDK. The company’s recent driver of earnings was the batteries business, where it commanded a leadership position in high-end smartphone batteries and continued to expand market share despite sluggish overall smartphone-unit growth. As the 5G era approaches, we believe TDK’s economic moat of higher density per area, design and safety capabilities will increase its value proposition.

We also initiated a position in marine-boat engine and motorcycle manufacturer Yamaha Motor. The company is a global leader in marine engines amid a structural shift to outboard motors and increased appetite for more-powerful engines in Europe and the U.S. Its stock price halved due to market-share losses and a sluggish macro environment in the motorcycle business, both in emerging markets and in Europe. While the timing of its turnaround remained uncertain, the company took action in each market and we concluded shares were undervalued given the company’s overall ability to generate free cash flow.

To fund these positions, we exited Z Holdings, Sysmex, Persol, Misumi and Mercari.

Outlook:

Throughout 2019, we maintained our constructive stance on Japan equities, given valuation levels were at the lower end of the range in the Abenomics era and our view that the current macro downturn will be a six- to nine-month month contraction rather than a multiyear, prolonged recession.

We believe there will be a mid-cycle recovery phase in 2020 after Global Manufacturing PMI contracted for the six months from May 2019 to October 2019. In this environment, we think Japanese equities will trade around the midpoint of the past seven-year historical range of 11.5X to 15.5X price-to-earnings ratio (P/E) based on forward 12 months consensus earnings. After a strong rebound since late August 2019, the MSCI Japan Index was already trading at 14X forward 12 months consensus P/E. As a result, we think earnings growth will be a driver of total returns in 2020.

While Japanese corporate earnings tend to be procyclical, with higher earnings volatility than developed-market peers, we continue to believe the earnings capability of Japanese companies has improved meaningfully over the past economic cycle, driven by better corporate governance and a higher focus on capital efficiency. We saw a record level of share buybacks in 2019, which will be an important earnings-per-share growth and return-on-equity improvement driver in a relatively muted macro growth environment.

We continue to be optimistic about the alpha-generation opportunities within Japanese equities as multiyear structural trends such as productivity growth, health care, technology and material science innovation—where Japanese corporations excel versus global peers—remain intact.

COUNTRY ALLOCATION (%)[6]
Japan	97.6
Cash and Other Assets, Less Liabilities	2.4

SECTOR ALLOCATION (%)[6]
Information Technology	22.4
Industrials	19.8
Consumer Discretionary	16.8
Health Care	15.3
Communication Services	7.3
Financials	7.2
Consumer Staples	6.6
Real Estate	2.2
Cash and Other Assets, Less Liabilities	2.4

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	36.7
Large Cap ($10B–$25B)	15.3
Mid Cap ($3B–10B)	27.0
Small Cap (under $3B)	18.7
Cash and Other Assets, Less Liabilities	2.4

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	67

Matthews Japan Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 97.6%

	Shares	Value

INFORMATION TECHNOLOGY: 22.4%
Electronic Equipment, Instruments & Components: 9.3%
Keyence Corp.	194,600	$68,331,568

Murata Manufacturing Co., Ltd.	854,700	52,605,591

Shimadzu Corp.	1,530,800	47,873,002

TDK Corp.	413,100	46,423,823

		215,233,984

IT Services: 6.3%
NET One Systems Co., Ltd.	2,389,600	61,011,651

ITOCHU Techno-Solutions Corp.	1,806,900	50,886,182

Otsuka Corp.	843,100	33,669,146

		145,566,979

Semiconductors & Semiconductor Equipment: 5.2%
Lasertec Corp.	1,345,600	68,242,137

Rohm Co., Ltd.	343,300	27,391,597

Disco Corp.	103,500	24,304,398

		119,938,132

Software: 1.6%
Infomart Corp.	3,252,200	29,348,692

Freee KKb	152,600	4,529,336

Sansan, Inc.[b]	53,500	2,716,924

		36,594,952

Total Information Technology		517,334,047

INDUSTRIALS: 19.8%
Professional Services: 7.2%
TechnoPro Holdings, Inc.	947,200	66,106,097

Nihon M&A Center, Inc.	1,583,600	54,496,033

Recruit Holdings Co., Ltd.	1,224,000	45,845,353

		166,447,483

Building Products: 6.3%
Daikin Industries, Ltd.	488,900	68,978,819

Aica Kogyo Co., Ltd.	1,363,600	44,995,544

Sanwa Holdings Corp.	2,721,100	30,491,940

		144,466,303

Machinery: 2.6%
SMC Corp.	92,000	42,073,020

Komatsu, Ltd.	764,800	18,356,314

		60,429,334

Construction & Engineering: 2.2%
Kyowa Exeo Corp.	2,060,400	52,120,619

Electrical Equipment: 1.5%
Nidec Corp.	250,000	34,145,952

Total Industrials		457,609,691

CONSUMER DISCRETIONARY: 16.8%
Household Durables: 4.0%
Sony Corp.	1,364,600	92,653,223

Specialty Retail: 3.8%
Nitori Holdings Co., Ltd.	437,200	69,012,613

Hikari Tsushin, Inc.	72,800	18,294,489

		87,307,102

	Shares	Value
Distributors: 1.9%
PALTAC Corp.	919,700	$43,931,915

Auto Components: 1.7%
Nifco, Inc.	830,000	22,666,499

Denso Corp.	379,000	17,116,527

		39,783,026

Automobiles: 1.7%
Yamaha Motor Co., Ltd.	1,947,300	39,010,233

Leisure Products: 1.4%
Bandai Namco Holdings, Inc.	526,500	32,028,152

Hotels, Restaurants & Leisure: 1.2%
Kyoritsu Maintenance Co., Ltd.	596,000	28,225,732

Multiline Retail: 1.1%
Ryohin Keikaku Co., Ltd.	919,200	21,423,190

Seria Co., Ltd.	104,100	2,836,051

		24,259,241

Total Consumer Discretionary		387,198,624

HEALTH CARE: 15.3%
Health Care Equipment & Supplies: 6.6%
Terumo Corp.	1,955,700	69,377,137

Asahi Intecc Co., Ltd.	2,210,100	64,714,472

Nakanishi, Inc.	970,300	18,491,832

		152,583,441

Pharmaceuticals: 4.5%
Shionogi & Co., Ltd.	732,200	45,295,006

Eisai Co., Ltd.	460,900	34,487,303

Takeda Pharmaceutical Co., Ltd.	594,800	23,525,662

		103,307,971

Biotechnology: 2.3%
PeptiDream, Inc.[b]	1,052,400	53,781,167

Health Care Technology: 1.9%
M3, Inc.	1,421,300	42,860,164

Total Health Care		352,532,743

COMMUNICATION SERVICES: 7.3%
Diversified Telecommunication Services: 3.5%
Nippon Telegraph & Telephone Corp.	3,183,600	80,461,322

Entertainment: 2.0%
Nintendo Co., Ltd.	115,800	46,315,386

Wireless Telecommunication Services: 1.8%
SoftBank Group Corp.	960,800	41,715,099

Total Communication Services		168,491,807

FINANCIALS: 7.2%
Insurance: 4.5%
Tokio Marine Holdings, Inc.	1,449,400	81,150,210

Dai-ichi Life Holdings, Inc.	1,363,000	22,462,622

		103,612,832

Banks: 1.7%
Mitsubishi UFJ Financial Group, Inc.	7,067,400	38,208,743

68	MATTHEWS ASIA FUNDS

Matthews Japan Fund

December 31, 2019

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
Capital Markets: 1.0%
SBI Holdings, Inc.	1,095,900	$23,136,941

Total Financials		164,958,516

CONSUMER STAPLES: 6.6%
Personal Products: 2.8%
Kao Corp.	537,900	44,363,357

Kose Corp.	138,300	20,159,157

		64,522,514

Food Products: 1.5%
Ariake Japan Co., Ltd.	480,300	35,700,827

Food & Staples Retailing: 1.4%
San-A Co., Ltd.	699,100	31,116,297

Household Products: 0.9%
Pigeon Corp.	565,100	20,691,811

Total Consumer Staples		152,031,449

	Shares	Value

REAL ESTATE: 2.2%
Real Estate Management & Development: 2.2%
Relo Group, Inc.	1,022,200	$28,433,437

Mitsui Fudosan Co., Ltd.	941,800	23,017,525

Total Real Estate		51,450,962

TOTAL INVESTMENTS: 97.6%		2,251,607,839
(Cost $1,845,967,971)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		55,061,351

NET ASSETS: 100.0%		$2,306,669,190

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	69

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Elli Lee
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$4.38	$4.42
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.05%
Portfolio Statistics
Total # of Positions		37
Net Assets		$136.8 million
Weighted Average Market Cap		$79.2 billion
Portfolio Turnover[2]		36.63%
Benchmark
Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Korea Fund returned 3.80% (Investor Class) and 4.01% (Institutional Class), while its benchmark, the Korea Composite Stock Price Index, returned 4.46%. For the fourth quarter, the Fund returned 10.81% (Investor Class) and 10.73% (Institutional Class) versus 10.41% for the Index.

Market Environment:

South Korea’s equities generated modest gains in 2019. The strongest sector was information technology, as share prices rose on expectations related to the rollout of 5G and easing U.S.–China trade tensions. Looking back at 2017 and 2018, information technology (IT) company share prices suffered amid weaker-than-expected demand, so they started 2019 with relatively low valuations. Shares of IT companies then rebounded sharply in 2019, outperforming all other sectors globally. While sentiment seems to have improved ahead of the actual recovery, we expect to see a more balanced supply-and-demand environment for semiconductor memory products ahead. The surge in IT stock prices created a notable divergence in equity returns between the sector and the broader market.

Equity prices in other sectors were softer. Consumer-related companies were hard hit, especially in the consumer staples, consumer discretionary and health care sectors. Government policies showed mixed results as corporate earnings and hiring tendencies were negatively affected by stiff hikes in the minimum wage over the past two years and controlling working hours. South Korea continued to experience soft disposable-income growth as tax-related expenses rose. Going into 2020, we remain cautious on domestic stocks that may lack clear catalysts for growth. We believe bottom-up stock selection remains key in South Korea’s equity market, particularly in the current environment.

Performance Contributors and Detractors:

For the full year 2019, the Fund underperformed its benchmark. The Fund’s underweight to the IT sector was the biggest detractor from relative performance. Close to a third of the benchmark is concentrated in the IT sector, which generated the strongest returns of any sector in the year. While maintaining a meaningful allocation to IT, the Fund was underweight relative to the benchmark. We have a positive view of the IT sector, but also seek to avoid significant sector concentrations and maintain a diversified approach to investing in South Korea. Stock selection in health care and communication services, meanwhile, was a contributor for the year and helped to reduce the impact of our underweight to IT.

Turning to individual securities, household products manufacturer Lock & Lock was a detractor from performance. The company was still going through a restructuring and revamping of its product lineup. We think the restructuring is close to an end and remain optimistic about the company’s prospects. The company appears to have a strong vision for its marketing channels and products, so we expect to see healthy revenue growth along with margin improvement.

South Korean search engine and internet content provider NAVER was a strong contributor to performance. As South Korea lacks a dominant e-commerce platform, consumers increasingly are using NAVER’s search-engine functions as a primary shopping tool. NAVER also has introduced its own digital-payments service, turning its search engine into an e-commerce platform. The company reported stronger-than-expected results for its core business in the second quarter of 2019, noting that it expected losses at a subsidiary to have peaked. NAVER also announced it would spin off its payments platform to enhance competitiveness and revealed plans to spin off other businesses via public offerings in the next few years.

(continued)

1	Actual 2019 expense ratios.
2	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

70	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAKOX)	10.81%	3.80%	5.08%	4.59%	6.82%	5.61%		01/03/95
Institutional Class (MIKOX)	10.73%	4.01%	5.28%	4.73%	n.a.	6.26%		10/29/10
Korea Composite Stock Price Index[3]	10.41%	4.46%	5.82%	3.35%	4.29%	3.09%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Korea Composite Stock Price Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4	Calculated from 1/3/95.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	14.1%
Samsung Electronics Co., Ltd.	Information Technology	6.7%
Hyundai Mobis Co., Ltd.	Consumer Discretionary	5.1%
SK Hynix, Inc.	Information Technology	5.0%
NAVER Corp.	Communication Services	4.6%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	4.4%
Orion Corp.	Consumer Staples	4.1%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	Financials	3.1%
Shinhan Financial Group Co., Ltd.	Financials	3.1%
Kakao Corp.	Communication Services	3.1%
% OF ASSETS IN TOP TEN		53.3%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	71

COUNTRY ALLOCATION (%)[6]
South Korea	98.1
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)[6]
Information Technology	33.3
Consumer Staples	14.3
Financials	12.6
Consumer Discretionary	12.0
Communication Services	7.7
Health Care	7.4
Materials	5.5
Industrials	1.9
Energy	1.9
Real Estate	1.6
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	34.4
Large Cap ($10B–$25B)	29.6
Mid Cap ($3B–10B)	7.9
Small Cap (under $3B)	26.2
Cash and Other Assets, Less Liabilities	1.9

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

In the fourth quarter, we initiated a new position in LEENO Industrial, a South Korea-based company that develops and manufactures components used in the semiconductor industry. The company is a provider of test pins to a broad range of technology industries. Increasingly, its application is used for the health care area. As its pin is used in the research and development (R&D) stage, the company provides a good way to invest in R&D with a favorable valuation. We believe the company’s customer base is well-diversified and that the management team is strong. We were able to buy the stock when valuations appeared attractive for technical reasons. We also exited travel and tourism company Modetour. As a package tour operator, Modetour was negatively impacted by weakness in consumer spending and South Korea and Japan issues. The company was also facing increased competition, losing market share to online travel agency platforms.

Outlook:

Information technology plays a big role in South Korea’s economy. Looking ahead, we remain positive in our outlook for the sector, mainly due to improving supply-and-demand dynamics in 2020. When the sector is performing well, it can help the entire value chain across South Korea in some way. Apart from the IT sector, we think South Korean automotive companies can enjoy an earnings recovery from improving product cycles in 2020. With a generational change in its management team, Hyundai Motor has been launching better products globally and continues to improve corporate governance. We remain positive on South Korean EV battery manufacturers in 2020, driven by Europe to meet emission-reduction targets in 2020-2021. These trends are positive to potential benchmark returns, as the Korea Composite Stock Price Index is heavily concentrated among a few large weights within the IT sector.

In 2020, consumer spending in South Korea could remain softer over the near term, but the share prices of individual companies may grow attractively, in our view. Bottom-up stock selection becomes even more important, as the number of companies generating growth appears limited to a select group of innovators. As ever, we also look to invest in South Korean companies with exposure to customers across Asia and globally. We continue to look for companies with better growth profiles, whether serving domestic Korean consumers, Asian consumers more broadly or global consumers.

72	MATTHEWS ASIA FUNDS

Matthews Korea Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 67.8%

	Shares	Value

INFORMATION TECHNOLOGY: 19.1%
Semiconductors & Semiconductor Equipment: 8.5%
SK Hynix, Inc.	84,602	$6,881,337

Koh Young Technology, Inc.	27,749	2,528,668

LEENO Industrial, Inc.	40,936	2,275,444

		11,685,449

Technology Hardware, Storage & Peripherals: 6.7%
Samsung Electronics Co., Ltd.	191,600	9,232,607

Electronic Equipment, Instruments & Components: 3.1%
SFA Engineering Corp.	55,932	2,233,971

Samsung SDI Co., Ltd.	9,812	1,998,836

		4,232,807

IT Services: 0.8%
Cafe24 Corp.[b]	24,277	1,071,814

Total Information Technology		26,222,677

FINANCIALS: 9.4%
Banks: 5.5%
Shinhan Financial Group Co., Ltd.	112,636	4,223,038

KB Financial Group, Inc.	79,741	3,285,166

		7,508,204

Capital Markets: 3.9%
Shinyoung Securities Co., Ltd.	67,692	3,184,267

Kiwoom Securities Co., Ltd.	32,474	2,223,270

		5,407,537

Total Financials		12,915,741

CONSUMER STAPLES: 8.7%
Food Products: 5.3%
Orion Corp.	60,817	5,546,561

Maeil Dairies Co., Ltd.	22,380	1,659,321

		7,205,882

Tobacco: 1.9%
KT&G Corp.	32,742	2,649,076

Food & Staples Retailing: 1.5%
BGF Retail Co., Ltd.	14,296	2,087,549

Total Consumer Staples		11,942,507

CONSUMER DISCRETIONARY: 8.1%
Auto Components: 5.1%
Hyundai Mobis Co., Ltd.	31,722	7,018,194

Automobiles: 1.8%
Kia Motors Corp.	62,033	2,369,072

Specialty Retail: 1.2%
Cuckoo Homesys Co., Ltd.	45,015	1,681,567

Total Consumer Discretionary		11,068,833

COMMUNICATION SERVICES: 7.7%
Interactive Media & Services: 7.7%
NAVER Corp.	39,367	6,333,951

Kakao Corp.	31,706	4,199,291

Total Communication Services		10,533,242

	Shares	Value

HEALTH CARE: 7.4%
Pharmaceuticals: 4.2%
Yuhan Corp.	14,419	$2,942,562

DongKook Pharmaceutical Co., Ltd.	35,478	2,727,392

		5,669,954

Biotechnology: 2.1%
Hugel, Inc.[b]	8,445	2,904,213

Health Care Equipment & Supplies: 1.1%
Interojo Co., Ltd.	65,879	1,509,614

Total Health Care		10,083,781

MATERIALS: 3.4%
Containers & Packaging: 2.0%
Lock&Lock Co., Ltd.	224,790	2,765,765

Chemicals: 1.4%
Chunbo Co., Ltd.	34,757	1,842,229

Total Materials		4,607,994

INDUSTRIALS: 1.9%
Commercial Services & Supplies: 1.9%
S-1 Corp.	31,882	2,583,201

Total Industrials		2,583,201

REAL ESTATE: 1.6%
Equity REITs: 1.6%
LOTTE Reit Co., Ltd.[b]	402,599	2,144,502

Total Real Estate		2,144,502

ENERGY: 0.5%
Oil, Gas & Consumable Fuels: 0.5%
S-Oil Corp.	8,335	684,569

Total Energy		684,569

TOTAL COMMON EQUITIES		92,787,047

(Cost $83,951,527)

PREFERRED EQUITIES: 30.3%

INFORMATION TECHNOLOGY: 14.1%
Technology Hardware, Storage & Peripherals: 14.1%
Samsung Electronics Co., Ltd., Pfd.	492,162	19,269,055

Total Information Technology		19,269,055

CONSUMER STAPLES: 5.6%
Personal Products: 5.6%
LG Household & Health Care, Ltd., Pfd.	8,992	5,990,904

Amorepacific Corp., Pfd.	21,643	1,672,132

Total Consumer Staples		7,663,036

CONSUMER DISCRETIONARY: 3.9%
Automobiles: 3.9%
Hyundai Motor Co., Ltd., 2nd Pfd.	58,650	4,023,494

Hyundai Motor Co., Ltd., Pfd.	21,772	1,348,491

Total Consumer Discretionary		5,371,985

matthewsasia.com | 800.789.ASIA	73

Matthews Korea Fund

December 31, 2019

Schedule of Investmentsa (continued)

PREFERRED EQUITIES (continued)

FINANCIALS: 3.2%
Insurance: 3.2%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	29,919	4,294,934

Total Financials		4,294,934

MATERIALS: 2.1%
Chemicals: 2.1%
LG Chem, Ltd., Pfd.	19,078	2,850,029

Total Materials		2,850,029

ENERGY: 1.4%
Oil, Gas & Consumable Fuels: 1.4%
S-Oil Corp., Pfd.	41,239	1,937,455

Total Energy		1,937,455

TOTAL PREFERRED EQUITIES		41,386,494

(Cost $34,411,511)

TOTAL INVESTMENTS: 98.1%		134,173,541
(Cost $118,363,038)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		2,640,402

NET ASSETS: 100.0%		$136,813,943

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

Pfd.	Preferred

See accompanying notes to financial statements.

74	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Lydia So, CFA
Lead Manager

Beini Zhou, CFA	Tiffany Hsiao, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$18.10	$18.06
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.60%	1.46%
After Fee Waiver and Reimbursement[2]	1.45%	1.24%
Portfolio Statistics
Total # of Positions		78
Net Assets		$181.2 million
Weighted Average Market Cap		$1.3 billion
Portfolio Turnover[3]		59.10%
Benchmark
MSCI AC Asia ex Japan Small Cap Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews Asia Small Companies Fund returned 17.38% (Investor Class) and 17.65% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, returned 7.58%. For the fourth quarter, the Fund returned 4.08% (Investor Class) and 4.12% (Institutional Class), while its benchmark returned 7.64%.

Market Environment:

For most of 2019, the anticipation of U.S Federal Reserve rate cuts and uncertainty around the U.S–China trade war dominated market sentiment. China implemented accommodative economic polices such as value-added tax cuts and payroll-tax reductions that helped drive consumer spending. The targeted stimulus for helping small to medium-sized enterprises announced near the end of the second quarter also helped business sentiment in the second half of the year. In the fourth quarter, the two countries agreed to a partial trade deal, which the market embraced with enthusiasm.

Meanwhile in India, macroeconomic data pointed toward lackluster economic activity after India’s GDP growth slowed to a 26-quarter low in the third quarter of 2019. Despite Prime Minister Narendra Modi being re-elected and winning a strong mandate, India’s economy continued to struggle given the weak capital position of public-sector banks and challenges of poor credit quality in the shadow-banking system.

Several Southeast Asian countries concluded national-level elections in the first half of the year, which helped relieve uncertainty on the public policy front. Southeast Asian countries generally missed out on the global rally in the fourth quarter, however, as they were not major beneficiaries of a U.S.–China trade conflict resolution.

Performance Contributors and Detractors:

The Fund outperformed its benchmark for the full-year 2019. The portfolio’s overweights in the information technology, health care and industrials sectors were primary sources of absolute performance. Our long-term holding Silergy was the largest contributor to absolute performance. Silergy is one of China’s largest fabless analog semiconductor companies. It has a strong, diverse product portfolio that we believe can meet its clients’ various needs. As China tries to become less reliant on foreign-sourced technology, we believe Silergy is poised to gain market share, due in part to import substitution.

The portfolio’s outperformance over the benchmark was attributed to favorable stock selection across multiple sectors where the portfolio’s holdings exhibited resilience and an improving earnings trajectory. A handful of holdings in the communication services and consumer discretionary sectors performed poorly due to negative company-specific reasons, however, and hence detracted from performance. For example, Wise Talent Information Technology, an online recruitment platform in China, and Yeah1 Group, a multi-channel digital media network operator in Vietnam, both struggled to execute their business plans in 2019. Hence, the share prices of both companies fell sharply.

(continued)

1	Actual 2019 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. Beginning on November 1, 2019, Matthews voluntarily reduced this expense limitation to 1.20% for the Institutional Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	75

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MSMLX)	4.08%	17.38%	7.90%	2.32%	6.04%	9.83%		09/15/08
Institutional Class (MISMX)	4.12%	17.65%	8.14%	2.54%	n.a.	3.61%		04/30/13
MSCI AC Asia ex Japan Small Cap Index[4]	7.64%	7.58%	5.42%	2.11%	3.19%	6.35%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

5	Calculated from 9/15/08.

TOP TEN HOLDINGS[6]
	Sector	Country	% Net Assets
Silergy Corp.	Information Technology	China/Hong Kong	3.0%
Great Tree Pharmacy Co., Ltd.	Consumer Staples	Taiwan	2.5%
Times China Holdings, Ltd.	Real Estate	China/Hong Kong	2.0%
Advanced Ceramic X Corp.	Information Technology	Taiwan	2.0%
AP Thailand Public Co., Ltd.	Real Estate	Thailand	1.9%
ICICI Securities, Ltd.	Financials	India	1.9%
Sunny Friend Environmental Technology Co., Ltd.	Industrials	Taiwan	1.9%
PT Arwana Citramulia	Industrials	Indonesia	1.8%
Sunonwealth Electric Machine Industry Co., Ltd.	Industrials	Taiwan	1.8%
Alphamab Oncology	Health Care	China/Hong Kong	1.8%
% OF ASSETS IN TOP TEN			20.6%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

76	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

By country, holdings in China/Hong Kong, Taiwan and India registered healthy gains, generating the bulk of the absolute performance for the year. Yihai International, a dominant hot-pot soup company based in China, performed strongly on the back of strong revenue and profit growth. Some holdings in Vietnam and Singapore performed below expectations, however, detracting from absolute performance. Delfi in Singapore, a leading chocolate-confectionary maker with a meaningful market presence in Indonesia, delivered lackluster performance as consumption activities in Indonesia remained soft.

Notable Portfolio Changes:

In 2019, the portfolio accumulated a number of new holdings in India as the sell-off among India’s small caps presented attractive opportunities. The portfolio gained new exposure to India’s rural economy through companies that we believe are well-positioned to benefit from improving demand. In China/Hong Kong, we focused on companies that are competitive and adaptive to the high value-adding segments of the economy by initiating positions in companies in biopharmaceuticals, software and tech hardware-related industries. The portfolio also increased its positions in a number of A-share companies that are poised to grow nicely as their businesses are primed to address rising domestic consumption and corporate demand.

We also were mindful of valuations. As a result, we trimmed positions in some consumer staples high-flyers and exited positions that we believed had an unattractive risk/reward profile after a share price run-up. The portfolio also exited holdings in companies that failed to show earnings improvement after several quarters. The proceeds were deployed in initiating positions in a handful of South Korean and Taiwanese companies. Toward the second half of 2019, the team increased weightings in a number of companies that are positioned to participate in the recovery of the semiconductor supply chain.

Outlook:

2019 concluded with cheery market sentiment thanks to a partial resolution of the U.S–China trade war. There still could be bumps along the way as the two countries work out their differences. The upcoming U.S. presidential election and recent geopolitical tensions could contribute to more investor uncertainty.

To be sure, large Asian economies such as China and India are in transition as well. China is experiencing short-term pains in deleveraging its economy while India’s economy is hampered by the immediate negative impact of continued disruption in the non-banking financial sector. We recognize that global macroeconomic events can be unpredictable. We continue to focus on identifying structural drivers of Asia’s evolving economy, especially in areas such as consumption upgrades, productivity improvements and innovations.

We seek to identify companies that possess competitive moats and financial strengths to execute their business plans. Entrepreneurial and nimble companies in Asia present some of the world’s most exciting growth opportunities for long-term investors. We are optimistic that there will be an expanding opportunity set in the small-cap universe in Asia, where many long-term winners may emerge.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	27.5
Taiwan	18.7
India	14.9
South Korea	12.7
Thailand	5.9
Vietnam	5.4
Indonesia	3.2
Malaysia	1.6
Philippines	1.4
Japan	1.4
Singapore	1.2
Australia	1.2
Cash and Other Assets, Less Liabilities	4.8

SECTOR ALLOCATION (%)[8]
Information Technology	21.1
Industrials	17.4
Health Care	14.7
Consumer Discretionary	11.1
Consumer Staples	8.8
Real Estate	7.0
Financials	6.2
Materials	5.5
Communication Services	3.3
Cash and Other Assets, Less Liabilities	4.8

MARKET CAP EXPOSURE (%)[8,9]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	10.8
Small Cap (under $3B)	84.4
Cash and Other Assets, Less Liabilities	4.8

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

9

The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

matthewsasia.com | 800.789.ASIA	77

Matthews Asia Small Companies Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 95.2%

	Shares	Value

CHINA/HONG KONG: 27.5%
Silergy Corp.	168,000	$5,349,174

Times China Holdings, Ltd.	1,854,000	3,694,505

Alphamab Oncology[b,c,d]	1,795,000	3,224,978

Jiajiayue Group Co., Ltd. A Shares	811,989	2,838,468

Innovent Biologics, Inc.[b,c,d]	828,000	2,826,106

Joyoung Co., Ltd. A Shares	779,711	2,820,753

China Isotope & Radiation Corp.	1,022,600	2,761,110

BBI Life Sciences Corp.[d]	8,709,000	2,725,000

Hua Hong Semiconductor, Ltd.[b,d]	1,165,000	2,653,607

Aoyuan Healthy Life Group Co., Ltd.[d]	3,274,000	2,460,994

Kingdee International Software Group Co., Ltd.	2,396,000	2,397,055

SITC International Holdings Co., Ltd.	1,915,000	2,337,005

Vitasoy International Holdings, Ltd.	604,000	2,191,080

Precision Tsugami China Corp., Ltd.[d]	2,368,000	2,030,098

Mobvista, Inc.[b,d]	4,288,000	1,864,047

SUNeVision Holdings, Ltd.	2,752,000	1,860,856

Genscript Biotech Corp.[c]	750,000	1,704,169

Centre Testing International Group Co., Ltd. A Shares	712,470	1,528,273

Yihai International Holding, Ltd.	210,000	1,232,740

Venus MedTech Hangzhou, Inc. H Shares[b,c,d]	185,500	892,708

Times Neighborhood Holdings, Ltd.[c,d]	790,326	491,906

Total China/Hong Kong		49,884,632

TAIWAN: 18.7%
Great Tree Pharmacy Co., Ltd.	1,632,282	4,448,659

Advanced Ceramic X Corp.	302,000	3,559,477

Sunny Friend Environmental Technology Co., Ltd.	431,000	3,360,406

Sunonwealth Electric Machine Industry Co., Ltd.	2,039,000	3,225,116

Chroma ATE, Inc.	600,000	2,918,078

Global Unichip Corp.	302,000	2,430,860

Taiwan Paiho, Ltd.	846,000	2,378,763

Chief Telecom, Inc.	303,000	2,223,744

Foxsemicon Integrated Technology, Inc.	361,000	2,154,600

Global PMX Co., Ltd.	360,000	2,087,981

FIT Hon Teng, Ltd.[b,d]	5,405,000	1,818,823

K.S. Terminals, Inc.	1,101,000	1,817,971

Kuobrothers Corp.	1,103,952	1,430,715

Total Taiwan		33,855,193

INDIA: 14.9%
ICICI Securities, Ltd.[b,d]	593,149	3,382,969

Galaxy Surfactants, Ltd.[d]	131,835	2,772,388

Syngene International, Ltd.[b,d]	531,669	2,384,677

Procter & Gamble Health, Ltd.	36,693	2,244,767

Amrutanjan Health Care, Ltd.	355,487	2,192,841

NIIT Technologies, Ltd.	76,602	1,706,260

Cholamandalam Investment and Finance Co., Ltd.	398,560	1,706,094

Zydus Wellness, Ltd.	78,857	1,624,355

Elgi Equipments, Ltd.	446,725	1,609,078

M.M. Forgings, Ltd.	276,964	1,486,324

Escorts, Ltd.	166,169	1,467,118

Gabriel India, Ltd.	824,086	1,417,770

DCB Bank, Ltd.	547,544	1,318,650

Shankara Building Products, Ltd.	272,933	1,199,323

Spencer’s Retail, Ltd.[c]	671,221	532,251

Total India		27,044,865

	Shares	Value

SOUTH KOREA: 12.7%
Value Added Technology Co., Ltd.	121,233	$3,057,306

Yuhan Corp.	12,500	2,550,942

Chunbo Co., Ltd.	47,360	2,510,227

Koentec Co., Ltd.	258,946	2,224,989

SFA Engineering Corp.	53,103	2,120,979

LEENO Industrial, Inc.	35,854	1,992,959

Hy-Lok Corp.	116,533	1,934,584

Douzone Bizon Co., Ltd.	27,603	1,929,611

Cafe24 Corp.[c]	35,372	1,561,651

Vitzrocell Co., Ltd.[c]	109,300	1,262,891

Tongyang Pile, Inc.[c]	377,111	1,017,141

Cosmecca Korea Co., Ltd.	91,586	897,052

Total South Korea		23,060,332

THAILAND: 5.9%
AP Thailand Public Co., Ltd.	13,707,300	3,426,919

Humanica Public Co., Ltd.	11,168,100	2,888,028

Rich Sport Public Co., Ltd.	22,687,700	2,502,700

Plan B Media Public Co., Ltd. F Shares	7,289,000	1,859,851

Total Thailand		10,677,498

VIETNAM: 5.4%
Nam Long Investment Corp.	2,600,002	3,086,975

Saigon Cargo Service Corp.	482,000	2,496,062

Ho Chi Minh City Securities Corp.	2,234,190	2,062,784

FPT Digital Retail JSC	1,105,180	1,003,950

FPT Corp.	360,000	906,539

Mobile World Investment Corp.	40,000	196,905

Total Vietnam		9,753,215

INDONESIA: 3.2%
PT Arwana Citramulia	103,521,400	3,251,239

PT Sarimelati Kencana[d]	31,809,100	2,543,353

Total Indonesia		5,794,592

MALAYSIA: 1.6%
Bursa Malaysia BHD	1,904,500	2,836,526

Total Malaysia		2,836,526

PHILIPPINES: 1.5%
Wilcon Depot, Inc.	7,384,400	2,624,528

Total Philippines		2,624,528

JAPAN: 1.4%
CKD Corp.	151,000	2,505,485

Total Japan		2,505,485

SINGAPORE: 1.2%
Delfi, Ltd.	3,032,700	2,245,858

Total Singapore		2,245,858

78	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

December 31, 2019

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

AUSTRALIA: 1.2%
OZ Minerals, Ltd.	302,465	$2,244,604

Total Australia		2,244,604

TOTAL INVESTMENTS: 95.2%		172,527,328
(Cost $172,438,182)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.8%		8,706,928

NET ASSETS: 100.0%		$181,234,256

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $19,047,915, which is 10.51% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

BHD	Berhad

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	79

PORTFOLIO MANAGERS

Tiffany Hsiao, CFA
Lead Manager

Lydia So, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCSMX	MICHX
CUSIP	577125404	577125842
Inception	5/31/11	11/30/17
NAV	$12.84	$12.86
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.62%	1.51%
After Fee Waiver and Reimbursement[2]	1.42%	1.24%
Portfolio Statistics
Total # of Positions		56
Net Assets		$95.8 million
Weighted Average Market Cap		$2.3 billion
Portfolio Turnover[3]		68.17%
Benchmark
MSCI China Small Cap Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2019, the Matthews China Small Companies Fund returned 35.41% (Investor Class) and 35.68% (Institutional Class), outperforming its benchmark, the MSCI China Small Cap Index, which returned 6.63% over the same period. For the fourth quarter of the year, the Fund returned 11.16% (Investor Class) and 11.21% (Institutional Class), versus 7.19% for the Index.

Market Environment:

Thanks to accommodative monetary policies around the globe and a U.S.–China trade truce, Chinese equity markets performed well in the fourth quarter. We expect the trade negotiations to be an ongoing process for the foreseeable future while China works on areas of self-sufficiency.

Economic data from China were generally healthy in 2019. On the consumer end, value-added tax cuts and payroll tax reductions drove positive effects on consumer spending, keeping retail sales in high single-digit growth year-over-year into the fourth quarter. The targeted stimulus toward helping small to medium enterprises announced near the end of the second quarter also helped business sentiment. The Caixin China General Manufacturing PMI signaled continued expansion toward a three-year high. Longer term, we still expect structural growth in China’s economy—particularly among companies that benefit from an increase in domestic sourcing of key value-added components as trade conflicts remain a risk.

From both a top-down and bottom-up perspective, we anticipate long-term sustainable growth in the Chinese economy and in corporate earnings. Market concerns over trade tensions should, in our view, have little impact on China’s smaller companies, given their domestic focus and lower dependence on financial leverage.

Performance Contributors and Detractors:

During the fourth quarter, strong stock selection in the consumer discretionary, information technology and health care sectors contributed most of the Fund’s outperformance versus the benchmark. Our overweight in consumer staples was a drag on performance. For the full-year 2019, all sectors provided positive attribution to performance. The largest positive performance attributors were strong stock selection in information technology, industrials, health care, consumer staples and consumer discretionary.

Top contributors to Fund performance during the fourth quarter included Silergy and China Meidong Auto. Top contributors for the year included Silergy, Yihai International and China Meidong Auto. Silergy is our top holding and is the largest fabless analog semiconductor company in China. Silergy has strong product, process and systems technologies to allow it to make integrated analog circuits for its clients’ various needs. In a seemingly deglobalizing world, Silergy’s scarcity value has emerged as China tries to become more self-sufficient. Although the semiconductor cycle is still far from a full recovery, we expect Silergy to gain share as the cycle recovers. China Meidong Auto is one of the largest luxury import car dealers and service companies in China, specializing in Lexus, BMW and Porsche. The company has embraced data-driven decision-making and management to successfully expand its business. Yihai is a company we discussed throughout the year. It is a top condiment and hot-pot sauce provider in China. It strives to offer

(continued)

1	Actual 2019 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. Beginning on November 1, 2019, Matthews voluntarily reduced this expense limitation to 1.20% for the Institutional Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2021 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2019 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

80	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2019
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception		Inception date
Investor Class (MCSMX)	11.16%	35.41%	19.71%	11.76%	6.31%		05/31/11
Institutional Class (MICHX)	11.21%	35.68%	n.a.	n.a.	8.66%		11/30/17
MSCI China Small Cap Index[4]	7.19%	6.63%	2.26%	0.80%	-0.19%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

5	Calculated from 5/31/11

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Silergy Corp.	Information Technology	8.8%
SITC International Holdings Co., Ltd.	Industrials	5.1%
China Meidong Auto Holdings, Ltd.	Consumer Discretionary	3.8%
Asia Cement China Holdings Corp.	Materials	3.1%
China Overseas Property Holdings, Ltd.	Real Estate	2.7%
China Youzan, Ltd.	Information Technology	2.6%
Zai Lab, Ltd.	Health Care	2.5%
Greentown Service Group Co., Ltd.	Industrials	2.4%
Alphamab Oncology	Health Care	2.3%
Venus MedTech Hangzhou, Inc.	Health Care	2.1%
% OF ASSETS IN TOP TEN		35.4%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	81

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	84.8
Taiwan	3.4
Japan	1.2
Cash and Other Assets, Less Liabilities	10.6

SECTOR ALLOCATION (%)[7]
Information Technology	18.2
Health Care	17.4
Industrials	16.7
Consumer Discretionary	15.0
Consumer Staples	10.0
Real Estate	7.3
Materials	3.1
Energy	1.2
Communication Services	0.5
Cash and Other Assets, Less Liabilities	10.6

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	18.9
Small Cap (under $3B)	70.5
Cash and Other Assets, Less Liabilities	10.6

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8

The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

innovative products with strict quality standards and a strong brand name. As consumption upgrades continue in China both for the restaurant market and cook-at-home young families, complex sauces such as the ones Yihai provides are increasing in popularity.

FIT Hon Teng and Honma Golf were the top detractors to Fund performance during the fourth quarter. Honma Golf and Huami were the top two detractors to Fund performance for the full year. Honma Golf is a luxury golf brand originating in Japan. The company struggled with the headwind of a sluggish golf-equipment market, despite its success in signing Justin Rose as its sponsored golfer. The company’s turnaround was slower than our expectations and we reduced our position throughout the year. FIT Hon Teng, a subsidiary of Hon Hai, focuses on manufacturing connectors and cables for the consumer electronics industry. The company suffered from a de-rating event in the fourth quarter as it reversed part of its acquisition of Avago’s optical module group. We were disappointed with the company’s inability to move up the value chain and become an original design manufacturer but still saw value in its business given the structural growth in wireless charging and wireless consumer electronics. We will continue to closely monitor developments. Huami is a Chinese wearables brand and a wearables original-design manufacturer. We exited Huami in the first half of the year after the trade war escalation had an irreversible negative impact on the company’s ability to recoup its research and development expenses.

Notable Portfolio Changes:

During the fourth quarter, we initiated positions in Alphamab Oncology and Venus MedTech. Alphamab Oncology is a clinical-stage biopharmaceutical company dedicated to the discovery, development manufacturing and commercialization of innovative biologics for cancer therapy globally. The company has a unique technology platform that is being used in its global potentially first-in-class PD-L1 and CTLA-4 bispecific antibody, which could serve as a backbone combination in immuno-oncology treatments of various cancer types. We look forward to new data releases as the company moves forward with its clinical trials and partnerships. Venus MedTech is a leading structured heart-device company in China. Its transcatheter aortic valve replacement (TAVR) product leads the Chinese market for high-risk patients and may expand into lower-risk patients, similar to approvals in the U.S. This product helps heart-disease patients avoid open-heart surgery and reduces in-patient hospital time. Both companies are in therapeutic areas that are rapidly expanding off of a smaller base in China with well-validated targets and approaches.

During the fourth quarter we exited our position in Glodon, a leading software solution provider for the construction industry in China. Over the long run, we saw expansion in its addressable market in construction digitalization in China. We expected slower growth and higher costs in the medium term, however, as the company continued to educate the market.

Outlook:

We remain optimistic about China’s small-cap market amid heightened market volatility as we focus rigorously on the sound fundamentals of our portfolio companies. From a macroeconomic perspective, we believe China can stabilize its economy through fiscal spending, tax reform, interest-rate adjustments and currency management. In addition, we believe that steps to correct China’s structural issues are on the right track, despite the near-term pains of a deleveraging economy. We are focused on finding innovative and capital-efficient small companies that are relatively insulated from macroeconomic uncertainties. We will continue to seek companies with sustainable, quality earnings streams, strong cash flows and good balance sheets that can weather uncertain economic conditions. We believe sectors such as industrial automation, consumer, health care and technology are among the most attractive from a secular growth perspective.

82	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

December 31, 2019

Schedule of Investmentsa

COMMON EQUITIES: 89.4%

	Shares	Value

INFORMATION TECHNOLOGY: 18.2%
Semiconductors & Semiconductor Equipment: 9.9%
Silergy Corp.	265,000	$8,437,685

Alchip Technologies, Ltd.	131,000	1,026,594

		9,464,279

Software: 4.8%
China Youzan, Ltd.[b]	39,388,000	2,506,329

Kingdee International Software Group Co., Ltd.	1,243,000	1,243,548

Sangfor Technologies, Inc. A Shares	52,406	861,131

		4,611,008

IT Services: 2.7%
SUNeVision Holdings, Ltd.	2,505,000	1,693,839

GDS Holdings, Ltd. ADR[b]	17,100	882,018

		2,575,857

Electronic Equipment, Instruments & Components: 0.8%
FIT Hon Teng, Ltd.[c,d]	2,438,000	820,405

China High Precision Automation Group, Ltd.[b,e]	195,000	250

		820,655

Total Information Technology		17,471,799

HEALTH CARE: 17.4%
Biotechnology: 7.6%
Zai Lab, Ltd. ADR[b]	57,900	2,408,061

Alphamab Oncology[b,c,d]	1,208,000	2,170,348

Amoy Diagnostics Co., Ltd. A Shares	108,760	1,044,386

CStone Pharmaceuticals[b,c,d]	597,000	785,011

Shanghai Haohai Biological Technology Co., Ltd. H Shares[b,c,d]	76,400	461,827

Innovent Biologics, Inc.[b,c,d]	129,000	440,299

		7,309,932

Health Care Equipment & Supplies: 5.4%
Venus MedTech Hangzhou, Inc. H Shares[b,c,d]	424,500	2,042,882

AK Medical Holdings, Ltd.[c,d]	1,112,000	1,254,745

China Isotope & Radiation Corp.	381,600	1,030,354

Beijing Chunlizhengda Medical Instruments Co., Ltd. H Shares	135,400	796,161

		5,124,142

Pharmaceuticals: 1.8%
CanSino Biologics, Inc. H Shares[b,c,d]	231,800	1,750,725

Life Sciences Tools & Services: 1.5%
Genscript Biotech Corp.[b]	312,000	708,934

BBI Life Sciences Corp.[d]	2,253,000	704,952

		1,413,886

Health Care Providers & Services: 1.1%
C-MER Eye Care Holdings, Ltd.[d]	1,634,000	1,051,322

Total Health Care		16,650,007

INDUSTRIALS: 16.7%
Commercial Services & Supplies: 5.7%
Greentown Service Group Co., Ltd.[d]	2,116,000	2,309,811

Ever Sunshine Lifestyle Services Group, Ltd.[d]	2,566,000	1,734,795

Sunny Friend Environmental Technology Co., Ltd.	176,000	1,372,231

Times Neighborhood Holdings, Ltd.[b,d]	95,486	59,431

		5,476,268

Marine: 5.1%
SITC International Holdings Co., Ltd.	3,994,000	4,874,150

	Shares	Value
Machinery: 2.7%
TK Group Holdings, Ltd.	1,860,000	$934,903

Impro Precision Industries, Ltd.[c,d]	2,132,000	876,329

Precision Tsugami China Corp., Ltd.[d]	894,000	766,431

		2,577,663

Transportation Infrastructure: 1.7%
Yuexiu Transport Infrastructure, Ltd.	1,796,000	1,597,856

Professional Services: 1.5%
Centre Testing International Group Co., Ltd. A Shares	683,912	1,467,015

Total Industrials		15,992,952

CONSUMER DISCRETIONARY: 15.0%
Specialty Retail: 3.8%
China Meidong Auto Holdings, Ltd.	2,788,000	3,651,505

Household Durables: 3.6%
Joyoung Co., Ltd. A Shares	531,800	1,923,888

Q Technology Group Co., Ltd.[b,d]	903,000	1,495,229

		3,419,117

Diversified Consumer Services: 2.8%
Koolearn Technology Holding, Ltd.[b,c,d]	678,500	1,617,885

China Yuhua Education Corp., Ltd.[c,d]	1,632,000	1,102,920

		2,720,805

Textiles, Apparel & Luxury Goods: 1.8%
Pacific Textiles Holdings, Ltd.	2,446,000	1,679,574

Leisure Products: 1.2%
Honma Golf, Ltd.[c,d]	1,613,500	1,134,707

Internet & Direct Marketing Retail: 1.0%
Baozun, Inc. ADR[b]	30,100	996,912

Hotels, Restaurants & Leisure: 0.8%
Huangshan Tourism Development Co., Ltd. B Shares	900,596	807,141

Total Consumer Discretionary		14,409,761

CONSUMER STAPLES: 10.0%
Food Products: 5.4%
Yihai International Holding, Ltd.	345,000	2,025,216

Sichuan Teway Food Group Co., Ltd. A Shares	245,800	1,584,395

Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd. A Shares	279,124	1,578,987

		5,188,598

Food & Staples Retailing: 2.6%
Jiajiayue Group Co., Ltd. A Shares	479,485	1,676,134

Yixintang Pharmaceutical Group Co., Ltd. A Shares	254,626	852,237

		2,528,371

Personal Products: 2.0%
Proya Cosmetics Co., Ltd. A Shares	149,900	1,897,968

Total Consumer Staples		9,614,937

REAL ESTATE: 7.3%
Real Estate Management & Development: 7.3%
China Overseas Property Holdings, Ltd.	4,115,000	2,588,112

Aoyuan Healthy Life Group Co., Ltd.[d]	1,871,000	1,406,389

Midea Real Estate Holding, Ltd.[c,d]	413,200	1,267,015

Joy City Property, Ltd.	11,392,000	1,255,940

Times China Holdings, Ltd.	224,000	446,370

Total Real Estate		6,963,826

matthewsasia.com | 800.789.ASIA	83

Matthews China Small Companies Fund

December 31, 2019

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

MATERIALS: 3.1%
Construction Materials: 3.1%
Asia Cement China Holdings Corp.	1,991,500	$2,975,053

Total Materials		2,975,053

ENERGY: 1.2%
Oil, Gas & Consumable Fuels: 1.2%
Sinopec Kantons Holdings, Ltd.	2,624,000	1,104,675

Total Energy		1,104,675

COMMUNICATION SERVICES: 0.5%
Media: 0.5%
Mobvista, Inc.[c,d]	1,072,000	466,012

Total Communication Services		466,012

TOTAL INVESTMENTS: 89.4%		85,649,022
(Cost $74,405,493)

CASH AND OTHER ASSETS, LESS LIABILITIES: 10.6%		10,159,271

NET ASSETS: 100.0%		$95,808,293

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2019, the aggregate value is $16,191,110, which is 16.90% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

e	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of Level 3 security is $250 and 0.00% of net assets.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

84	MATTHEWS ASIA FUNDS

Index Definitions

The Markit iBoxx Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local currency denominated, high quality and liquid bonds in Asia ex Japan. The ALBI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market capitalization-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea and Thailand.

The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization-weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization-weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization-weighted index of the stock markets of China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Taiwan and Thailand.

The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float-adjusted market capitalization-weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float-adjusted market capitalization-weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization-weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

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Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2019. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

86	MATTHEWS ASIA FUNDS

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

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December 31, 2019

Disclosure of Fund Expenses (unaudited) (continued)

	Investor Class				Institutional Class
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expense Ratio	Operating Expenses Paid During Period 7/1/19– 12/31/19[1]	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expense Ratio	Operating Expenses Paid During Period 7/1/19– 12/31/19[1]
ASIA FIXED INCOME STRATEGIES
Matthews Asia Total Return Bond Fund
Actual Fund Return	$1,000.00	$1,042.50	1.00%	$5.15	$1,000.00	$1,042.10	0.90%	$4.63
Hypothetical 5% Returns	$1,000.00	$1,020.16	1.00%	$5.09	$1,000.00	$1,020.67	0.90%	$4.58
Matthews Asia Credit Opportunities Fund
Actual Fund Return	$1,000.00	$1,036.10	1.09%	$5.59	$1,000.00	$1,037.00	0.90%	$4.62
Hypothetical 5% Returns	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.67	0.90%	$4.58

ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,038.50	1.06%	$5.45	$1,000.00	$1,039.30	0.92%	$4.73
Hypothetical 5% Returns	$1,000.00	$1,019.86	1.06%	$5.40	$1,000.00	$1,020.57	0.92%	$4.69
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,050.60	1.02%	$5.27	$1,000.00	$1,051.70	0.93%	$4.81
Hypothetical 5% Returns	$1,000.00	$1,020.06	1.02%	$5.19	$1,000.00	$1,020.52	0.93%	$4.74
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$995.60	1.17%	$5.89	$1,000.00	$996.40	1.01%	$5.08
Hypothetical 5% Returns	$1,000.00	$1,019.31	1.17%	$5.96	$1,000.00	$1,020.11	1.01%	$5.14

ASIA VALUE STRATEGY
Matthews Asia Value Fund
Actual Fund Return	$1,000.00	$1,011.50	1.32%	$6.69	$1,000.00	$1,011.20	1.23%	$6.24
Hypothetical 5% Returns	$1,000.00	$1,018.55	1.32%	$6.72	$1,000.00	$1,019.00	1.23%	$6.26

ASIA GROWTH STRATEGIES
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,089.80	1.09%	$5.74	$1,000.00	$1,090.20	0.95%	$5.01
Hypothetical 5% Returns	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.42	0.95%	$4.84
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,028.60	1.06%	$5.42	$1,000.00	$1,029.60	0.92%	$4.71
Hypothetical 5% Returns	$1,000.00	$1,019.86	1.06%	$5.40	$1,000.00	$1,020.57	0.92%	$4.69
Matthews Asia ESG Fund
Actual Fund Return	$1,000.00	$1,026.70	1.36%	$6.95	$1,000.00	$1,027.40	1.23%	$6.29
Hypothetical 5% Returns	$1,000.00	$1,018.35	1.36%	$6.92	$1,000.00	$1,019.00	1.23%	$6.26
Matthews Emerging Asia Fund
Actual Fund Return	$1,000.00	$1,006.80	1.41%	$7.13	$1,000.00	$1,006.70	1.23%	$6.22
Hypothetical 5% Returns	$1,000.00	$1,018.10	1.41%	$7.17	$1,000.00	$1,019.00	1.23%	$6.26
Matthews Asia Innovators Fund
Actual Fund Return	$1,000.00	$1,088.20	1.18%	$6.21	$1,000.00	$1,088.40	1.05%	$5.53
Hypothetical 5% Returns	$1,000.00	$1,019.26	1.18%	$6.01	$1,000.00	$1,019.91	1.05%	$5.35
Matthews China Fund
Actual Fund Return	$1,000.00	$1,100.60	1.09%	$5.77	$1,000.00	$1,101.50	0.90%	$4.77
Hypothetical 5% Returns	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.67	0.90%	$4.58
Matthews India Fund
Actual Fund Return	$1,000.00	$969.10	1.12%	$5.56	$1,000.00	$969.80	0.96%	$4.77
Hypothetical 5% Returns	$1,000.00	$1,019.56	1.12%	$5.70	$1,000.00	$1,020.37	0.96%	$4.89
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,108.30	0.93%	$4.94	$1,000.00	$1,108.70	0.88%	$4.68
Hypothetical 5% Returns	$1,000.00	$1,020.52	0.93%	$4.74	$1,000.00	$1,020.77	0.88%	$4.48
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,047.10	1.12%	$5.78	$1,000.00	$1,046.90	1.04%	$5.37
Hypothetical 5% Returns	$1,000.00	$1,019.56	1.12%	$5.70	$1,000.00	$1,019.96	1.04%	$5.30

1	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.

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December 31, 2019

Disclosure of Fund Expenses (unaudited) (continued)

	Investor Class				Institutional Class
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expense Ratio	Operating Expenses Paid During Period 7/1/19– 12/31/19[1]	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expense Ratio	Operating Expenses Paid During Period 7/1/19– 12/31/19[1]
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,042.00	1.39%	$7.15	$1,000.00	$1,043.60	1.23%	$6.34
Hypothetical 5% Returns	$1,000.00	$1,018.20	1.39%	$7.07	$1,000.00	$1,019.00	1.23%	$6.26
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$1,141.00	1.35%	$7.29	$1,000.00	$1,041.40	1.23%	$6.64
Hypothetical 5% Returns	$1,000.00	$1,018.40	1.35%	$6.87	$1,000.00	$1,019.00	1.23%	$6.26

1	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.

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Statements of Assets and Liabilities	December 31, 2019

	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$109,726,142	$82,991,011	$1,437,303,535

Cash	5,008,888	8,027,941	28,431,752

Segregated foreign currency at value	20,046	6,801	—

Foreign currency at value (B)	413	173	159,104

Dividends, interest and other receivable	2,246,270	1,462,233	3,482,968

Receivable for securities sold	—	—	1,551,724

Receivable for capital shares sold	79,340	728,529	2,693,167

Unrealized appreciation on forward foreign currency exchange contracts	357,223	—	—

Unrealized appreciation on interest rate swaps	167,864	—	—

Prepaid expenses	19,720	6,044	23,440
TOTAL ASSETS	117,625,906	93,222,732	1,473,645,690

LIABILITIES:

Cash received as collateral for forward foreign currency exchange contracts	330,000	—	—

Payable for securities purchased	—	642,225	4,466

Payable for capital shares redeemed	137,522	17,633	3,736,272

Unrealized depreciation on forward foreign currency exchange contracts	218,836	—	—

Deferred foreign capital gains tax liability (Note 2-F)	61,727	—	659,509

Due to Advisor (Note 5)	48,283	37,364	821,090

Administration and accounting fees payable (Note 5)	2,326	1,428	28,866

Administration and shareholder servicing fees payable (Note 5)	13,965	9,933	174,338

Custodian fees payable	9,134	4,302	65,911

Intermediary service fees payable (Note 5)	17,503	8,952	206,082

Professional fees payable	52,930	53,701	54,080

Transfer agent fees payable	1,175	332	13,147

Accrued other expenses payable	18,841	12,134	115,590
TOTAL LIABILITIES	912,242	788,004	5,879,351

NET ASSETS	$116,713,664	$92,434,728	$1,467,766,339

NET ASSETS:

Investor Class	$39,485,237	$12,996,824	$723,815,053

Institutional Class	77,228,427	79,437,904	743,951,286
TOTAL	$116,713,664	$92,434,728	$1,467,766,339

See accompanying notes to financial statements.

90	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	3,551,964	1,229,386	46,024,614

Institutional Class	6,946,586	7,514,950	47,391,541
TOTAL	10,498,550	8,744,336	93,416,155

NET ASSET VALUE:
Investor Class, offering price and redemption price	$11.12	$10.57	$15.73
Institutional Class, offering price and redemption price	$11.12	$10.57	$15.70

NET ASSETS CONSISTS OF:

Capital paid-in	$114,479,171	$90,701,284	$1,288,852,754

Total distributable earnings/(accumulated loss)	2,234,493	1,733,444	178,913,585
NET ASSETS	$116,713,664	$92,434,728	$1,467,766,339

(A) Investments at cost:

Unaffiliated Issuers	$106,237,540	$81,454,387	$1,249,476,795

(B) Foreign Currency at Cost	$411	$173	$158,563

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$4,347,880,247	$370,569,423	$16,780,296

Affiliated issuers	960,969,376	—	—

Cash	29,935,486	10,498,304	2,766,742

Segregated foreign currency at value	159,096	20,410	—

Foreign currency at value (B)	14,551,625	1,123,067	2,645

Dividends, interest and other receivable	14,881,901	293,203	102,939

Receivable for securities sold	10,299,779	492,173	113,353

Receivable for capital shares sold	5,077,281	754,531	142,210

Prepaid expenses	27,569	22,416	18,916
TOTAL ASSETS	5,383,782,360	383,773,527	19,927,101

LIABILITIES:

Payable for securities purchased	39,022	331,124	—

Payable for capital shares redeemed	7,969,365	2,261,080	12,406

Deferred foreign capital gains tax liability (Note 2-F)	—	—	7,651

Due to Advisor (Note 5)	3,020,220	209,196	3,019

Administration and accounting fees payable (Note 5)	110,393	7,299	417

Administration and shareholder servicing fees payable (Note 5)	625,173	44,454	2,322

Custodian fees payable	319,634	26,324	6,740

Intermediary service fees payable (Note 5)	754,597	66,384	3,485

Professional fees payable	78,145	46,338	54,030

Transfer agent fees payable	24,594	3,418	636

Accrued other expenses payable	385,343	37,291	16,522
TOTAL LIABILITIES	13,326,486	3,032,908	107,228

NET ASSETS	$5,370,455,874	$380,740,619	$19,819,873

NET ASSETS:

Investor Class	$2,312,559,619	$258,110,786	$13,245,948

Institutional Class	3,057,896,255	122,629,833	6,573,925
TOTAL	$5,370,455,874	$380,740,619	$19,819,873

See accompanying notes to financial statements.

92	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	132,366,600	15,936,651	1,197,738

Institutional Class	175,076,229	7,571,238	599,192
TOTAL	307,442,829	23,507,889	1,796,930

NET ASSET VALUE:
Investor Class, offering price and redemption price	$17.47	$16.20	$11.06
Institutional Class, offering price and redemption price	$17.47	$16.20	$10.97

NET ASSETS CONSISTS OF:

Capital paid-in	$4,462,161,862	$362,935,095	$22,361,852

Total distributable earnings/(accumulated loss)	908,294,012	17,805,524	(2,541,979)
NET ASSETS	$5,370,455,874	$380,740,619	$19,819,873

(A) Investments at cost:

Unaffiliated Issuers	$3,626,116,213	$346,291,261	$16,328,944

Affiliated Issuers	664,911,165	—	—

(B) Foreign Currency at Cost	$14,452,210	$1,119,169	$2,645

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,133,076,827	$7,953,927,497	$54,615,724

Affiliated issuers	38,211,595	746,107,379	—

Cash	48,814,469	40,485,774	1,524,233

Segregated foreign currency at value	—	167,240	730

Foreign currency at value (B)	—	4,085,643	62

Dividends, interest and other receivable	677,235	20,641,665	102,039

Receivable for securities sold	3,976,284	6,418,716	231,964

Receivable for capital shares sold	4,743,970	9,583,152	389,840

Prepaid expenses	33,430	26,262	5,687
TOTAL ASSETS	1,229,533,810	8,781,443,328	56,870,279

LIABILITIES:

Foreign currency overdraft	10	—	—

Payable for securities purchased	23,766,565	5,126,500	1,333,741

Payable for capital shares redeemed	998,377	11,959,781	9,529

Deferred foreign capital gains tax liability (Note 2-F)	246,697	30,615,315	98,020

Due to Advisor (Note 5)	667,769	4,770,992	33,262

Administration and accounting fees payable (Note 5)	23,162	172,773	1,013

Administration and shareholder servicing fees payable (Note 5)	141,925	951,934	6,330

Custodian fees payable	77,327	554,160	18,075

Intermediary service fees payable (Note 5)	148,676	990,194	5,617

Professional fees payable	51,983	98,905	48,218

Transfer agent fees payable	7,708	27,474	316

Accrued other expenses payable	69,222	316,610	17,326
TOTAL LIABILITIES	26,199,421	55,584,638	1,571,447

NET ASSETS	$1,203,334,389	$8,725,858,690	$55,298,832

NET ASSETS:

Investor Class	$504,537,860	$2,536,843,513	$19,291,271

Institutional Class	698,796,529	6,189,015,177	36,007,561
TOTAL	$1,203,334,389	$8,725,858,690	$55,298,832

See accompanying notes to financial statements.

94	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	17,956,645	88,254,849	1,741,172

Institutional Class	24,656,895	215,588,527	3,255,731
TOTAL	42,613,540	303,843,376	4,996,903

NET ASSET VALUE:
Investor Class, offering price and redemption price	$28.10	$28.74	$11.08
Institutional Class, offering price and redemption price	$28.34	$28.71	$11.06

NET ASSETS CONSISTS OF:

Capital paid-in	$893,520,702	$5,893,619,623	$51,583,134

Total distributable earnings/(accumulated loss)	309,813,687	2,832,239,067	3,715,698
NET ASSETS	$1,203,334,389	$8,725,858,690	$55,298,832

(A) Investments at cost:

Unaffiliated Issuers	$818,002,898	$4,770,562,285	$50,815,802

Affiliated Issuers	46,733,941	1,132,954,394	—

(B) Foreign Currency at Cost	$—	$4,108,548	$62

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews China Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$306,855,412	$301,778,262	$894,165,296

Affiliated issuers	12,153,554	—	—

Cash	—	884,473	10,663,673

Segregated foreign currency at value	—	8,077	34,448

Foreign currency at value (B)	4,455,135	2,956,015	1,225

Dividends, interest and other receivable	1,328,893	294,761	—

Receivable for securities sold	5,139,198	—	—

Receivable for capital shares sold	1,079,130	1,222,827	1,045,401

Prepaid expenses	6,987	16,953	22,080
TOTAL ASSETS	331,018,309	307,161,368	905,932,123

LIABILITIES:

Cash overdraft	4,233,838	—	—

Payable for securities purchased	2,174,671	726,899	—

Payable for capital shares redeemed	1,798,095	520,065	2,467,062

Deferred foreign capital gains tax liability (Note 2-F)	1,745,395	1,000,929	—

Due to Advisor (Note 5)	208,094	165,439	496,132

Administration and accounting fees payable (Note 5)	7,415	5,731	17,115

Administration and shareholder servicing fees payable (Note 5)	41,391	35,165	105,295

Custodian fees payable	155,491	29,947	29,298

Foreign capital gains tax payable (Note 2-F)	329,738	—	—

Intermediary service fees payable (Note 5)	53,401	44,885	126,643

Professional fees payable	50,302	46,363	46,467

Transfer agent fees payable	2,987	4,604	18,026

Accrued other expenses payable	35,492	32,162	231,060
TOTAL LIABILITIES	10,836,310	2,612,189	3,537,098

NET ASSETS	$320,181,999	$304,549,179	$902,395,025

NET ASSETS:

Investor Class	$84,543,037	$177,638,556	$718,632,959

Institutional Class	235,638,962	126,910,623	183,762,066
TOTAL	$320,181,999	$304,549,179	$902,395,025

See accompanying notes to financial statements.

96	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews China Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	7,007,202	12,207,820	37,585,979

Institutional Class	19,428,870	8,667,456	9,632,127
TOTAL	26,436,072	20,875,276	47,218,106

NET ASSET VALUE:
Investor Class, offering price and redemption price	$12.07	$14.55	$19.12
Institutional Class, offering price and redemption price	$12.13	$14.64	$19.08

NET ASSETS CONSISTS OF:

Capital paid-in	$364,001,282	$236,696,430	$823,735,748

Total distributable earnings/(accumulated loss)	(43,819,283)	67,852,749	78,659,277
NET ASSETS	$320,181,999	$304,549,179	$902,395,025

(A) Investments at cost:

Unaffiliated Issuers	$313,708,791	$234,346,243	$782,836,701

Affiliated Issuers	18,385,911	—	—

(B) Foreign Currency at Cost	$4,455,823	$2,933,119	$1,225

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$913,326,019	$2,251,607,839	$134,173,541

Affiliated issuers	48,471,387	—	—

Cash	18,584,395	44,924,736	1,391,214

Foreign currency at value (B)	3,540,703	—	—

Dividends, interest and other receivable	1,138,623	2,646,837	1,692,303

Receivable for securities sold	601,416	25,824,162	—

Receivable for capital shares sold	1,345,642	7,024,196	52,345

Prepaid expenses	24,456	11,741	12,085
TOTAL ASSETS	987,032,641	2,332,039,511	137,321,488

LIABILITIES:

Foreign currency overdraft	—	345	—

Payable for securities purchased	853,626	12,728,487	—

Payable for capital shares redeemed	7,164,859	10,345,265	317,397

Deferred foreign capital gains tax liability (Note 2-F)	13,311,650	—	—

Due to Advisor (Note 5)	570,957	1,351,717	75,356

Administration and accounting fees payable (Note 5)	22,558	48,645	2,810

Administration and shareholder servicing fees payable (Note 5)	121,208	286,941	15,998

Custodian fees payable	141,048	50,372	7,015

Foreign capital gains tax payable (Note 2-F)	62,240	—	—

Intermediary service fees payable (Note 5)	193,412	225,727	21,570

Professional fees payable	58,415	56,244	43,364

Transfer agent fees payable	18,951	29,435	5,087

Accrued other expenses payable	106,813	247,143	18,948
TOTAL LIABILITIES	22,625,737	25,370,321	507,545

NET ASSETS	$964,406,904	$2,306,669,190	$136,813,943

NET ASSETS:

Investor Class	$786,880,707	$1,466,193,529	$113,388,168

Institutional Class	177,526,197	840,475,661	23,425,775
TOTAL	$964,406,904	$2,306,669,190	$136,813,943

See accompanying notes to financial statements.

98	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	33,812,192	68,179,068	25,870,262

Institutional Class	7,538,582	39,010,212	5,301,332
TOTAL	41,350,774	107,189,280	31,171,594

NET ASSET VALUE:
Investor Class, offering price and redemption price	$23.27	$21.51	$4.38
Institutional Class, offering price and redemption price	$23.55	$21.55	$4.42

NET ASSETS CONSISTS OF:

Capital paid-in	$843,175,893	$1,914,203,282	$126,365,089

Total distributable earnings/(accumulated loss)	121,231,011	392,465,908	10,448,854
NET ASSETS	$964,406,904	$2,306,669,190	$136,813,943

(A) Investments at cost:

Unaffiliated Issuers	$823,523,649	$1,845,967,971	$118,363,038

Affiliated Issuers	22,747,836	—	—

(B) Foreign Currency at Cost	$3,542,806	$—	$—

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$172,527,328	$85,649,022

Cash	8,399,644	9,657,921

Segregated foreign currency at value	—	7,653

Foreign currency at value (B)	1,453,290	42,116

Dividends, interest and other receivable	555,246	19,670

Receivable for securities sold	66,480	12,618

Receivable for capital shares sold	275,406	683,779

Prepaid expenses	12,908	12,094
TOTAL ASSETS	183,290,302	96,084,873

LIABILITIES:

Payable for securities purchased	154,934	—

Payable for capital shares redeemed	530,112	111,717

Deferred foreign capital gains tax liability (Note 2-F)	1,058,762	—

Due to Advisor (Note 5)	129,526	66,949

Administration and accounting fees payable (Note 5)	3,634	1,718

Administration and shareholder servicing fees payable (Note 5)	21,183	11,032

Custodian fees payable	33,353	11,696

Intermediary service fees payable (Note 5)	32,410	10,920

Professional fees payable	60,793	45,044

Transfer agent fees payable	3,597	1,611

Accrued other expenses payable	27,742	15,893
TOTAL LIABILITIES	2,056,046	276,580

NET ASSETS	$181,234,256	$95,808,293

NET ASSETS:

Investor Class	$96,228,566	$63,431,871

Institutional Class	85,005,690	32,376,422
TOTAL	$181,234,256	$95,808,293

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2019

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	5,315,645	4,940,998

Institutional Class	4,707,598	2,517,993
TOTAL	10,023,243	7,458,991

NET ASSET VALUE:
Investor Class, offering price and redemption price	$18.10	$12.84
Institutional Class, offering price and redemption price	$18.06	$12.86

NET ASSETS CONSISTS OF:

Capital paid-in	$182,934,761	$85,558,822

Total distributable earnings/(accumulated loss)	(1,700,505)	10,249,471
NET ASSETS	$181,234,256	$95,808,293

(A) Investments at cost:

Unaffiliated Issuers	$172,438,182	$74,405,493

(B) Foreign Currency at Cost	$1,453,278	$41,889

See accompanying notes to financial statements.

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Statements of Operations	Year Ended December 31, 2019

	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$28,573	$37,924	$40,359,134

Interest	6,457,148	3,249,150	1,717,173

Foreign withholding tax	(141,431)	(34,047)	(2,606,881)
TOTAL INVESTMENT INCOME	6,344,290	3,253,027	39,469,426

EXPENSES:

Investment advisory fees (Note 5)	611,661	314,601	9,541,100

Administration and accounting fees (Note 5)	8,897	4,576	115,107

Administration and shareholder servicing fees (Note 5)	155,170	79,904	2,006,211

Accounting out-of-pocket fees	22,189	18,951	33,477

Custodian fees	48,511	25,742	405,923

Printing fees	29,559	24,441	128,971

Intermediary service fees (Note 5)	117,070	49,249	2,055,349

Professional fees	55,934	55,529	75,943

Registration fees	43,562	44,840	65,323

Transfer agent fees	5,515	1,503	63,530

Trustees fees	5,370	2,522	75,695

Other expenses	20,095	7,159	63,343
TOTAL EXPENSES	1,123,533	629,017	14,629,972

Advisory fees waived and expenses waived or reimbursed (Note 5)	(54,751)	(90,168)	—
NET EXPENSES	1,068,782	538,849	14,629,972

NET INVESTMENT INCOME (LOSS)	5,275,508	2,714,178	24,839,454

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS, SWAPS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	2,512,651	1,176,605	33,643,298

Net realized gain (loss) on forward foreign currency exchange contracts	144,098	728	—

Net realized gain (loss) on swaps	127,919	—	—

Net realized foreign capital gains tax	(13,103)	—	—

Net realized gain (loss) on foreign currency related transactions	(10,740)	271	(225,116)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	5,893,939	2,961,449	169,869,883

Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(555,493)	(728)	—

Net change in unrealized appreciation/depreciation on swaps	167,864	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	(61,630)	—	(415,629)

Net change in unrealized appreciation/depreciation on foreign currency related translations	1,286	(56)	(27,626)
Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, foreign currency related transactions, swaps, and foreign capital gains taxes	8,206,791	4,138,269	202,844,810

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$13,482,299	$6,852,447	$227,684,264

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2019

	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$153,099,547	$12,210,758	$747,099

Dividends—Affiliated Issuers (Note 7)	21,222,374	—	—

Foreign withholding tax	(15,341,228)	(658,351)	(65,580)
TOTAL INVESTMENT INCOME	158,980,693	11,552,407	681,519

EXPENSES:

Investment advisory fees (Note 5)	38,850,877	2,339,083	163,984

Administration and accounting fees (Note 5)	468,729	28,219	1,979

Administration and shareholder servicing fees (Note 5)	8,165,103	491,931	34,437

Accounting out-of-pocket fees	31,265	29,352	21,152

Custodian fees	1,821,127	183,012	41,685

Printing fees	390,163	58,551	19,750

Intermediary service fees (Note 5)	6,520,606	619,340	34,634

Professional fees	198,192	49,181	65,585

Registration fees	159,561	57,551	42,091

Transfer agent fees	131,477	16,041	2,981

Trustees fees	302,177	16,913	1,279

Other expenses	258,856	18,227	19,843
TOTAL EXPENSES	57,298,133	3,907,401	449,400

Advisory fees waived and expenses waived or reimbursed (Note 5)	(324,071)	—	(111,890)

Administration fees waived (Note 5)	(324,071)	—	—
NET EXPENSES	56,649,991	3,907,401	337,510

NET INVESTMENT INCOME (LOSS)	102,330,702	7,645,006	344,009

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(52,812,939)	(4,267,830)	(979,118)

Net realized gain (loss) on investments—Affiliated Issuers	35,960,635	—	—

Net realized foreign capital gains tax	—	—	(15)

Net realized gain (loss) on foreign currency related transactions	(1,661,207)	(269,258)	(3,144)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	364,576,715	39,009,214	2,169,989

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	145,887,003	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	4,810,331	—	(3,548)

Net change in unrealized appreciation/depreciation on foreign currency related translations	127,766	7,532	(126)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	496,888,304	34,479,658	1,184,038

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$599,219,006	$42,124,664	$1,528,047

See accompanying notes to financial statements.

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Statements of Operations (continued)	Year Ended December 31, 2019

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$11,143,120	$145,711,686	$891,301

Dividends—Affiliated Issuers (Note 7)	395,119	19,709,829	—

Foreign withholding tax	(1,128,499)	(14,494,048)	(90,637)
TOTAL INVESTMENT INCOME	10,409,740	150,927,467	800,664

EXPENSES:

Investment advisory fees (Note 5)	7,306,056	58,476,072	295,062

Administration and accounting fees (Note 5)	88,141	705,483	3,560

Administration and shareholder servicing fees (Note 5)	1,536,737	12,294,789	62,098

Accounting out-of-pocket fees	30,291	32,715	31,619

Custodian fees	485,469	3,440,636	86,321

Printing fees	85,626	422,903	20,494

Intermediary service fees (Note 5)	1,315,284	9,288,802	40,361

Professional fees	66,280	251,020	51,299

Registration fees	72,179	220,776	37,180

Transfer agent fees	35,632	132,020	1,488

Trustees fees	53,679	437,662	1,929

Other expenses	49,568	321,328	14,464
TOTAL EXPENSES	11,124,942	86,024,206	645,875

Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(995,561)	(67,253)

Administration fees waived (Note 5)	—	(995,561)	—
NET EXPENSES	11,124,942	84,033,084	578,622

NET INVESTMENT INCOME (LOSS)	(715,202)	66,894,383	222,042

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	19,601,992	224,424,937	941,792

Net realized gain (loss) on investments—Affiliated Issuers	—	—	—

Net realized foreign capital gains tax	889	(7,095,635)	(7,209)

Net realized gain (loss) on foreign currency related transactions	(160,892)	(714,775)	(16,013)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	233,281,360	733,193,485	3,585,643

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	(4,337,428)	(134,044,302)	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	511,519	(14,695,530)	(64,762)

Net change in unrealized appreciation/depreciation on foreign currency related translations	(22,460)	(86,374)	286
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	248,874,980	800,981,806	4,439,737

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$248,159,778	$867,876,189	$4,661,779

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2019

	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews China Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$11,934,773	$3,476,247	$17,988,851

Dividends—Affiliated Issuers (Note 7)	237,202	—	—

Foreign withholding tax	(1,430,920)	(265,083)	(1,119,986)
TOTAL INVESTMENT INCOME	10,741,055	3,211,164	16,868,865

EXPENSES:

Investment advisory fees (Note 5)	4,090,229	1,850,053	5,445,543

Administration and accounting fees (Note 5)	32,722	22,319	65,697

Administration and shareholder servicing fees (Note 5)	569,952	389,047	1,145,038

Accounting out-of-pocket fees	29,586	26,418	25,899

Custodian fees	901,805	232,965	231,223

Printing fees	39,807	40,315	78,208

Intermediary service fees (Note 5)	455,523	431,846	1,443,334

Professional fees	70,969	58,419	59,513

Registration fees	61,164	54,610	59,472

Transfer agent fees	14,118	21,884	84,875

Trustees fees	21,314	13,273	39,775

Other expenses	41,490	23,203	33,276
TOTAL EXPENSES	6,328,679	3,164,352	8,711,853

Advisory fees waived and expenses waived or reimbursed (Note 5)	(997,574)	—	—
NET EXPENSES	5,331,105	3,164,352	8,711,853

NET INVESTMENT INCOME (LOSS)	5,409,950	46,812	8,157,012

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(26,661,395)	3,106,971	(10,511,231)

Net realized gain (loss) on investments—Affiliated Issuers	(1,337,967)	—	—

Net realized foreign capital gains tax	(394,262)	(228,636)	—

Net realized gain (loss) on foreign currency related transactions	(431,559)	(261,026)	(60,136)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	13,922,307	68,292,854	228,068,559

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	1,108,387	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	825,523	(579,902)	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	(22,132)	14,356	8,562
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(12,991,098)	70,344,617	217,505,754

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($7,581,148)	$70,391,429	$225,662,766

See accompanying notes to financial statements.

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Statements of Operations (continued)	Year Ended December 31, 2019

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$13,254,160	$42,313,489	$2,466,203

Dividends—Affiliated Issuers (Note 7)	1,498,521	—	—

Foreign withholding tax	(124,730)	(4,097,158)	(399,907)
TOTAL INVESTMENT INCOME	14,627,951	38,216,331	2,066,296

EXPENSES:

Investment advisory fees (Note 5)	9,054,676	17,717,992	967,440

Administration and accounting fees (Note 5)	109,250	213,768	11,672

Administration and shareholder servicing fees (Note 5)	1,901,377	3,722,766	203,348

Accounting out-of-pocket fees	27,186	25,981	24,400

Custodian fees	692,396	267,641	46,018

Printing fees	119,298	355,459	26,267

Intermediary service fees (Note 5)	2,247,270	1,431,076	248,370

Professional fees	130,676	98,908	45,881

Registration fees	76,640	77,722	39,495

Transfer agent fees	89,200	138,971	24,001

Trustees fees	74,447	145,859	7,499

Other expenses	79,112	117,598	8,500
TOTAL EXPENSES	14,601,528	24,313,741	1,652,891

NET INVESTMENT INCOME (LOSS)	26,423	13,902,590	413,405

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	29,464,033	119,928,518	(2,917,579)

Net realized gain (loss) on investments—Affiliated Issuers	9,394,516	—	—

Net realized foreign capital gains tax	(4,840,063)	—	—

Net realized gain (loss) on foreign currency related transactions	(1,563,144)	500,981	(52,948)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(50,892,071)	491,191,132	7,151,986

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	2,763,341	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	(1,438,891)	—	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	(67,231)	36,139	(15,631)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(17,179,510)	611,656,770	4,165,828

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($17,153,087)	$625,559,360	$4,579,233

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2019

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$4,329,653	$2,042,954

Dividends—Affiliated Issuers (Note 7)	—	—

Foreign withholding tax	(318,032)	(54,627)
TOTAL INVESTMENT INCOME	4,011,621	1,988,327

EXPENSES:

Investment advisory fees (Note 5)	1,875,299	752,663

Administration and accounting fees (Note 5)	15,002	6,021

Administration and shareholder servicing fees (Note 5)	261,408	104,995

Accounting out-of-pocket fees	31,163	20,575

Custodian fees	216,643	67,776

Printing fees	30,838	26,688

Intermediary service fees (Note 5)	285,656	106,893

Professional fees	84,836	43,472

Registration fees	47,113	43,766

Transfer agent fees	16,926	7,483

Trustees fees	10,718	3,436

Other expenses	23,168	5,689
TOTAL EXPENSES	2,898,770	1,189,457

Advisory fees waived and expenses waived or reimbursed (Note 5)	(336,966)	(167,178)
NET EXPENSES	2,561,804	1,022,279

NET INVESTMENT INCOME (LOSS)	1,449,817	966,048

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	399,449	(885,971)

Net realized foreign capital gains tax	(786,513)	—

Net realized gain (loss) on foreign currency related transactions	(78,182)	(42,271)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	29,660,296	22,079,555

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	(61,919)	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	(13,900)	(5,153)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	29,119,231	21,146,160

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$30,569,048	$22,112,208

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS ASIA TOTAL RETURN BOND FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$5,275,508	$4,279,959

Net realized gain (loss) on investments and foreign currency related transactions	2,760,825	(4,697,556)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	5,339,732	(4,886,159)

Net change on foreign capital gains taxes on unrealized appreciation	(61,630)	72,858

Net change in unrealized appreciation/depreciation on swaps	167,864	—
Net increase (decrease) in net assets resulting from operations	13,482,299	(5,230,898)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(1,587,247)	(1,482,265)

Institutional Class	(3,115,399)	(1,402,339)

Return of Capital

Investor Class	—	(194,306)

Institutional Class	—	(187,644)
Net decrease in net assets resulting from distributions	(4,702,646)	(3,266,554)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	7,218,828	14,620,480
Total increase (decrease) in net assets	15,998,481	6,123,028
NET ASSETS:

Beginning of year	100,715,183	94,592,155
End of year	$116,713,664	$100,715,183

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$2,714,178	$1,530,022

Net realized gain (loss) on investments and foreign currency related transactions	1,177,604	(807,786)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,960,665	(1,914,582)
Net increase (decrease) in net assets resulting from operations	6,852,447	(1,192,346)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(524,567)	(346,586)

Institutional Class	(2,481,265)	(1,064,779)
Net decrease in net assets resulting from distributions	(3,005,832)	(1,411,365)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	48,835,145	10,664,938
Total increase (decrease) in net assets	52,681,760	8,061,227
NET ASSETS:

Beginning of year	39,752,968	31,691,741
End of year	$92,434,728	$39,752,968

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$24,839,454	$45,280,897

Net realized gain (loss) on investments and foreign currency related transactions	33,418,182	108,473,321

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	169,842,257	(403,082,443)

Net change on foreign capital gains taxes on unrealized appreciation	(415,629)	(107,296)
Net increase (decrease) in net assets resulting from operations	227,684,264	(249,435,521)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(27,564,628)	(94,856,451)

Institutional Class	(26,611,609)	(85,765,453)
Net decrease in net assets resulting from distributions	(54,176,237)	(180,621,904)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(101,433,061)	(1,020,164,659)
Total increase (decrease) in net assets	72,074,966	(1,450,222,084)
NET ASSETS:

Beginning of year	1,395,691,373	2,845,913,457
End of year	$1,467,766,339	$1,395,691,373

MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$102,330,702	$141,577,757

Net realized gain (loss) on investments and foreign currency related transactions	(18,513,511)	403,086,377

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	510,591,484	(1,469,585,251)

Net change on foreign capital gains taxes on unrealized appreciation	4,810,331	(160,170)
Net increase (decrease) in net assets resulting from operations	599,219,006	(925,081,287)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(53,870,328)	(211,389,650)

Institutional Class	(70,646,662)	(237,144,125)
Net decrease in net assets resulting from distributions	(124,516,990)	(448,533,775)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(872,071,489)	144,094,328
Total increase (decrease) in net assets	(397,369,473)	(1,229,520,734)
NET ASSETS:

Beginning of year	5,767,825,347	6,997,346,081
End of year	$5,370,455,874	$5,767,825,347

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA DIVIDEND FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$7,645,006	$7,726,552

Net realized gain (loss) on investments and foreign currency related transactions	(4,537,088)	23,400,629

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	39,016,746	(66,519,586)
Net increase (decrease) in net assets resulting from operations	42,124,664	(35,392,405)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(4,319,260)	(21,468,293)

Institutional Class	(1,789,894)	(8,057,266)
Net decrease in net assets resulting from distributions	(6,109,154)	(29,525,559)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	75,065,788	19,837,199
Total increase (decrease) in net assets	111,081,298	(45,080,765)
NET ASSETS:

Beginning of year	269,659,321	314,740,086
End of year	$380,740,619	$269,659,321

MATTHEWS ASIA VALUE FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$344,009	$262,120

Net realized gain (loss) on investments and foreign currency related transactions	(982,277)	(126,184)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,169,863	(3,582,664)

Net change on foreign capital gains taxes on unrealized appreciation	(3,548)	(4,103)
Net increase (decrease) in net assets resulting from operations	1,528,047	(3,450,831)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(781,895)	(795,360)

Institutional Class	(402,259)	(257,755)
Net decrease in net assets resulting from distributions	(1,184,154)	(1,053,115)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(3,719,029)	(3,035,025)
Total increase (decrease) in net assets	(3,375,136)	(7,538,971)
NET ASSETS:

Beginning of year	23,195,009	30,733,980
End of year	$19,819,873	$23,195,009

See accompanying notes to financial statements.

110	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA GROWTH FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	($715,202)	$827,153

Net realized gain (loss) on investments and foreign currency related transactions	19,441,989	5,493,132

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	228,921,472	(208,530,498)

Net change on foreign capital gains taxes on unrealized appreciation	511,519	1,093,836
Net increase (decrease) in net assets resulting from operations	248,159,778	(201,116,377)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(4,892,092)	(7,253,289)

Institutional Class	(6,690,700)	(8,131,385)
Net decrease in net assets resulting from distributions	(11,582,792)	(15,384,674)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	36,423,847	296,272,663
Total increase (decrease) in net assets	273,000,833	79,771,612
NET ASSETS:

Beginning of year	930,333,556	850,561,944
End of year	$1,203,334,389	$930,333,556

MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$66,894,383	$82,597,259

Net realized gain (loss) on investments and foreign currency related transactions	216,614,527	314,042,088

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	599,062,809	(1,456,251,388)

Net change on foreign capital gains taxes on unrealized appreciation	(14,695,530)	(12,961,619)
Net increase (decrease) in net assets resulting from operations	867,876,189	(1,072,573,660)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(85,396,598)	(121,255,981)

Institutional Class	(218,660,671)	(275,120,994)
Net decrease in net assets resulting from distributions	(304,057,269)	(396,376,975)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(145,194,433)	51,147,953
Total increase (decrease) in net assets	418,624,487	(1,417,802,682)
NET ASSETS:

Beginning of year	8,307,234,203	9,725,036,885
End of year	$8,725,858,690	$8,307,234,203

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA ESG FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$222,042	$85,056

Net realized gain (loss) on investments and foreign currency related transactions	918,570	614,957

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	3,585,929	(2,813,567)

Net change on foreign capital gains taxes on unrealized appreciation	(64,762)	34,007
Net increase (decrease) in net assets resulting from operations	4,661,779	(2,079,547)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(254,181)	(389,328)

Institutional Class	(519,330)	(560,925)
Net decrease in net assets resulting from distributions	(773,511)	(950,253)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	18,878,771	17,507,714
Total increase (decrease) in net assets	22,767,039	14,477,914
NET ASSETS:

Beginning of year	32,531,793	18,053,879
End of year	$55,298,832	$32,531,793

MATTHEWS EMERGING ASIA FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$5,409,950	$4,233,785

Net realized gain (loss) on investments and foreign currency related transactions	(28,825,183)	11,192,808

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	15,008,562	(112,214,332)

Net change on foreign capital gains taxes on unrealized appreciation	825,523	1,804,989
Net increase (decrease) in net assets resulting from operations	(7,581,148)	(94,982,750)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(2,211,813)	(2,684,365)

Institutional Class	(6,143,721)	(6,570,784)
Net decrease in net assets resulting from distributions	(8,355,534)	(9,255,149)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(39,111,583)	(15,498,956)
REDEMPTION FEES	55,503	82,599
Total increase (decrease) in net assets	(54,992,762)	(119,654,256)
NET ASSETS:

Beginning of year	375,174,761	494,829,017
End of year	$320,181,999	$375,174,761

See accompanying notes to financial statements.

112	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA INNOVATORS FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$46,812	($103,238)

Net realized gain (loss) on investments and foreign currency related transactions	2,617,309	2,546,956

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	68,307,210	(59,878,788)

Net change on foreign capital gains taxes on unrealized appreciation	(579,902)	(5,393)
Net increase (decrease) in net assets resulting from operations	70,391,429	(57,440,463)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(517,344)	(3,970,300)

Institutional Class	(360,553)	(2,656,060)
Net decrease in net assets resulting from distributions	(877,897)	(6,626,360)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(9,182,208)	101,996,223
Total increase (decrease) in net assets	60,331,324	37,929,400
NET ASSETS:

Beginning of year	244,217,855	206,288,455
End of year	$304,549,179	$244,217,855

MATTHEWS CHINA FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$8,157,012	$9,876,601

Net realized gain (loss) on investments and foreign currency related transactions	(10,571,367)	111,510,918

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	228,077,121	(335,815,337)
Net increase (decrease) in net assets resulting from operations	225,662,766	(214,427,818)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(8,017,681)	(109,557,899)

Institutional Class	(2,383,141)	(9,475,103)
Net decrease in net assets resulting from distributions	(10,400,822)	(119,033,002)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	74,020,367	41,090,545
Total increase (decrease) in net assets	289,282,311	(292,370,275)
NET ASSETS:

Beginning of year	613,112,714	905,482,989
End of year	$902,395,025	$613,112,714

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS INDIA FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$26,423	($2,070,170)

Net realized gain (loss) on investments and foreign currency related transactions	32,455,342	331,211,413

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(48,195,961)	(567,019,183)

Net change on foreign capital gains taxes on unrealized appreciation	(1,438,891)	(2,413,851)
Net increase (decrease) in net assets resulting from operations	(17,153,087)	(240,291,791)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(88,576,196)	(159,591,192)

Institutional Class	(20,261,209)	(75,460,576)
Net decrease in net assets resulting from distributions	(108,837,405)	(235,051,768)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(451,382,627)	(255,309,634)
Total increase (decrease) in net assets	(577,373,119)	(730,653,193)
NET ASSETS:

Beginning of year	1,541,780,023	2,272,433,216
End of year	$964,406,904	$1,541,780,023

MATTHEWS JAPAN FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$13,902,590	$18,472,839

Net realized gain (loss) on investments and foreign currency related transactions	120,429,499	194,213,809

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	491,227,271	(1,069,641,926)
Net increase (decrease) in net assets resulting from operations	625,559,360	(856,955,278)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(120,196,392)	(71,970,442)

Institutional Class	(74,901,937)	(51,381,225)
Net decrease in net assets resulting from distributions	(195,098,329)	(123,351,667)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(995,366,160)	(260,612,861)
Total increase (decrease) in net assets	(564,905,129)	(1,240,919,806)
NET ASSETS:

Beginning of year	2,871,574,319	4,112,494,125
End of year	$2,306,669,190	$2,871,574,319

See accompanying notes to financial statements.

114	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS KOREA FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$413,405	$1,887,805

Net realized gain (loss) on investments and foreign currency related transactions	(2,970,527)	30,298,095

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	7,136,355	(83,113,064)
Net increase (decrease) in net assets resulting from operations	4,579,233	(50,927,164)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(9,142,261)	(19,838,627)

Institutional Class	(1,778,394)	(2,831,158)
Net decrease in net assets resulting from distributions	(10,920,655)	(22,669,785)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(3,301,705)	(4,964,199)
Total increase (decrease) in net assets	(9,643,127)	(78,561,148)
NET ASSETS:

Beginning of year	146,457,070	225,018,218
End of year	$136,813,943	$146,457,070

MATTHEWS ASIA SMALL COMPANIES FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$1,449,817	$2,416,511

Net realized gain (loss) on investments and foreign currency related transactions	(465,246)	32,060,275

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	29,646,396	(104,112,981)

Net change on foreign capital gains taxes on unrealized appreciation	(61,919)	(535,103)
Net increase (decrease) in net assets resulting from operations	30,569,048	(70,171,298)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(493,289)	(22,501,099)

Institutional Class	(598,845)	(18,262,086)
Net decrease in net assets resulting from distributions	(1,092,134)	(40,763,185)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(34,658,494)	(144,037,484)
REDEMPTION FEES	25,416	69,377
Total increase (decrease) in net assets	(5,156,164)	(254,902,590)
NET ASSETS:

Beginning of year	186,390,420	441,293,010
End of year	$181,234,256	$186,390,420

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA SMALL COMPANIES FUND	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$966,048	$464,514

Net realized gain (loss) on investments and foreign currency related transactions	(928,242)	1,508,682

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	22,074,402	(17,732,735)
Net increase (decrease) in net assets resulting from operations	22,112,208	(15,759,539)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(636,765)	(958,588)

Institutional Class	(367,639)	(327,972)
Net decrease in net assets resulting from distributions	(1,004,404)	(1,286,560)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	12,164,538	43,659,977
REDEMPTION FEES	56,296	180,654
Total increase (decrease) in net assets	33,328,638	26,794,532
NET ASSETS:

Beginning of year	62,479,655	35,685,123
End of year	$95,808,293	$62,479,655

See accompanying notes to financial statements.

116	MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Asia Total Return Bond Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$10.25	$10.98	$10.43	$9.96	$10.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.50	0.40	0.51	0.50	0.47
Net realized gain (loss) and unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, foreign currency related transactions, and foreign capital gains taxes	0.81	(0.84)	0.46	0.38	(0.53)
Total from investment operations	1.31	(0.44)	0.97	0.88	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.25)	(0.42)	(0.41)	(0.29)
Net realized gains on investments	—	(0.04)	—	—	—
Total distributions	(0.44)	(0.29)	(0.42)	(0.41)	(0.29)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$11.12	$10.25	$10.98	$10.43	$9.96
TOTAL RETURN	13.00%	(4.05% )	9.40%	8.85%	(0.58% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$39,485	$40,698	$63,437	$55,409	$51,130
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.08%	1.23%	1.29%	1.33%	1.28%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.07%	1.15%	1.15%	1.15%	1.12%
Ratio of net investment income (loss) to average net assets	4.61%	3.76%	4.70%	4.85%	4.57%
Portfolio turnover[3]	84.38%	82.32%	36.58%	71.50%	50.09%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$10.25	$10.97	$10.42	$9.96	$10.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.52	0.42	0.53	0.53	0.49
Net realized gain (loss) and unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, foreign currency related transactions, and foreign capital gains taxes	0.81	(0.83)	0.47	0.36	(0.52)
Total from investment operations	1.33	(0.41)	1.00	0.89	(0.03)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.27)	(0.45)	(0.43)	(0.31)
Net realized gains on investments	—	(0.04)	—	—	—
Total distributions	(0.46)	(0.31)	(0.45)	(0.43)	(0.31)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$11.12	$10.25	$10.97	$10.42	$9.96
TOTAL RETURN	13.20%	(3.78% )	9.67%	9.02%	(0.27% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$77,228	$60,017	$31,155	$13,398	$11,001
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.97%	1.04%	1.08%	1.12%	1.09%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	4.81%	4.03%	4.93%	5.13%	4.81%
Portfolio turnover[3]	84.38%	82.32%	36.58%	71.50%	50.09%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Asia Credit Opportunities Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31			Period Ended Dec. 31, 2016[1]
	2019	2018	2017
Net Asset Value, beginning of period	$9.76	$10.39	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.47	0.37	0.44	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	0.82	(0.67)	0.35	0.18
Total from investment operations	1.29	(0.30)	0.79	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.33)	(0.43)	(0.32)
Net realized gains on investments	(0.04)	—	(0.10)	(0.02)
Total distributions	(0.48)	(0.33)	(0.53)	(0.34)
Net Asset Value, end of period	$10.57	$9.76	$10.39	$10.13
TOTAL RETURN	13.34%	(2.88% )	7.86%	4.66%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$12,997	$8,668	$10,201	$10,119
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.24%	1.44%	1.86%	2.24%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%	1.15%	1.15%	1.15%	[4]
Ratio of net investment income (loss) to average net assets	4.55%	3.62%	4.17%	4.12%	[4]
Portfolio turnover[5]	81.08%	49.06%	27.86%	18.80%	[3]

	Year Ended Dec. 31			Period Ended Dec. 31, 2016[1]
INSTITUTIONAL CLASS	2019	2018	2017
Net Asset Value, beginning of period	$9.75	$10.39	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.50	0.39	0.46	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	0.82	(0.67)	0.36	0.18
Total from investment operations	1.32	(0.28)	0.82	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.36)	(0.46)	(0.33)
Net realized gains on investments	(0.04)	—	(0.10)	(0.02)
Total distributions	(0.50)	(0.36)	(0.56)	(0.35)
Net Asset Value, end of period	$10.57	$9.75	$10.39	$10.13
TOTAL RETURN	13.69%	(2.75% )	8.13%	4.82%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$79,438	$31,085	$21,491	$6,205
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.07%	1.25%	1.62%	1.99%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	0.90%	0.90%	[4]
Ratio of net investment income (loss) to average net assets	4.79%	3.90%	4.45%	4.28%	[4]
Portfolio turnover[5]	81.08%	49.06%	27.86%	18.80%	[3]

1	Commenced operations on April, 29 2016.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

118	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asian Growth And Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$13.92	$17.46	$14.94	$16.03	$18.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.25	0.32	0.33	0.32	0.39
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.13	(2.20)	2.92	(0.06)	(1.19)
Total from investment operations	2.38	(1.88)	3.25	0.26	(0.80)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.32)	(0.46)	(0.48)	(0.42)
Net realized gains on investments	(0.22)	(1.34)	(0.27)	(0.87)	(0.76)
Total distributions	(0.57)	(1.66)	(0.73)	(1.35)	(1.18)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	—	— [2]
Net Asset Value, end of year	$15.73	$13.92	$17.46	$14.94	$16.03
TOTAL RETURN	17.26%	(10.96% )	21.85%	1.34%	(4.50% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$723,815	$799,328	$1,535,746	$1,684,987	$2,045,435
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.08%	1.08%	1.07%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	1.67%	1.95%	1.95%	1.90%	2.17%
Portfolio turnover[3]	21.89%	32.24%	23.23%	15.64%	16.48%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$13.89	$17.43	$14.92	$16.02	$18.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.27	0.35	0.36	0.34	0.42
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.14	(2.20)	2.91	(0.07)	(1.19)
Total from investment operations	2.41	(1.85)	3.27	0.27	(0.77)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.35)	(0.49)	(0.50)	(0.45)
Net realized gains on investments	(0.22)	(1.34)	(0.27)	(0.87)	(0.76)
Total distributions	(0.60)	(1.69)	(0.76)	(1.37)	(1.21)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	—	— [2]
Net Asset Value, end of year	$15.70	$13.89	$17.43	$14.92	$16.02
TOTAL RETURN	17.46%	(10.84% )	22.00%	1.44%	(4.33% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$743,951	$596,364	$1,310,168	$809,254	$823,619
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.94%	0.93%	0.93%	0.94%	0.92%
Ratio of net investment income (loss) to average net assets	1.80%	2.14%	2.16%	2.06%	2.34%
Portfolio turnover[3]	21.89%	32.24%	23.23%	15.64%	16.48%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	119

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016[1]	2015[1]
Net Asset Value, beginning of year	$16.05	$19.74	$15.52	$15.36	$15.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.28	0.37	0.31	0.28	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.50	(2.83)	5.02	0.37	0.31
Total from investment operations	1.78	(2.46)	5.33	0.65	0.60
LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.31)	(0.69)	(0.29)	(0.27)
Net realized gains on investments	—	(0.92)	(0.42)	(0.11)	(0.23)
Return of capital	—	—	—	(0.09)	—
Total distributions	(0.36)	(1.23)	(1.11)	(0.49)	(0.50)
Paid-in capital from redemption fees (Note 4)	—	—	— [3]	—	— [3]
Net Asset Value, end of year	$17.47	$16.05	$19.74	$15.52	$15.36
TOTAL RETURN	11.17%	(12.72% )	34.69%	4.13%	3.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,312,560	$2,728,599	$3,713,276	$2,650,611	$2,757,910
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.03%	1.02%	1.03%	1.06%	1.06%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.02%	1.01%	1.02%	1.06%	1.05%
Ratio of net investment income (loss) to average net assets	1.68%	1.97%	1.67%	1.79%	1.82%
Portfolio turnover[4]	30.32%	39.75%	28.11%	39.76%	35.98%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016[1]	2015[1]
Net Asset Value, beginning of year	$16.04	$19.73	$15.52	$15.35	$15.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.30	0.39	0.33	0.30	0.32
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.50	(2.83)	5.01	0.38	0.29
Total from investment operations	1.80	(2.44)	5.34	0.68	0.61
LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.33)	(0.71)	(0.31)	(0.29)
Net realized gains on investments	—	(0.92)	(0.42)	(0.11)	(0.23)
Return of capital	—	—	—	(0.09)	—
Total distributions	(0.37)	(1.25)	(1.13)	(0.51)	(0.52)
Paid-in capital from redemption fees (Note 4)	—	—	— [3]	—	— [3]
Net Asset Value, end of year	$17.47	$16.04	$19.73	$15.52	$15.35
TOTAL RETURN	11.35%	(12.64% )	34.77%	4.33%	3.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$3,057,896	$3,039,226	$3,284,070	$2,034,276	$2,045,713
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%	0.91%	0.92%	0.94%	0.93%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.92%	0.90%	0.91%	0.93%	0.92%
Ratio of net investment income (loss) to average net assets	1.80%	2.09%	1.81%	1.91%	1.98%
Portfolio turnover[4]	30.32%	39.75%	28.11%	39.76%	35.98%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

120	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$14.32	$17.61	$14.09	$13.79	$13.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.34	0.41	0.35	0.31	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.80	(2.09)	4.85	0.47	1.01
Total from investment operations	2.14	(1.68)	5.20	0.78	1.30
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.40)	(0.49)	(0.28)	(0.28)
Net realized gains on investments	—	(1.21)	(1.19)	(0.20)	(0.60)
Total distributions	(0.26)	(1.61)	(1.68)	(0.48)	(0.88)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$16.20	$14.32	$17.61	$14.09	$13.79
TOTAL RETURN	15.00%	(9.98% )	37.69%	5.70%	9.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$258,111	$196,626	$260,593	$160,400	$165,514
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.15%	1.15%	1.19%	1.22%	1.19%
Ratio of net investment income (loss) to average net assets	2.14%	2.33%	2.12%	2.28%	1.97%
Portfolio turnover[3]	65.69%	66.47%	69.14%	72.96%	79.91%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$14.32	$17.61	$14.09	$13.79	$13.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.35	0.42	0.37	0.29	0.28
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.81	(2.07)	4.85	0.51	1.04
Total from investment operations	2.16	(1.65)	5.22	0.80	1.32
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.43)	(0.51)	(0.30)	(0.30)
Net realized gains on investments	—	(1.21)	(1.19)	(0.20)	(0.60)
Total distributions	(0.28)	(1.64)	(1.70)	(0.50)	(0.90)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$16.20	$14.32	$17.61	$14.09	$13.79
TOTAL RETURN	15.16%	(9.83% )	37.88%	5.90%	9.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$122,630	$73,033	$54,147	$27,758	$15,406
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.01%	1.01%	1.04%	1.06%	1.00%
Ratio of net investment income (loss) to average net assets	2.25%	2.44%	2.25%	2.09%	1.89%
Portfolio turnover[3]	65.69%	66.47%	69.14%	72.96%	79.91%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	121

Financial Highlights (continued)

Matthews Asia Value Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31				Period Ended Dec. 31, 2015[1]
	2019	2018	2017	2016
Net Asset Value, beginning of period	$10.86	$12.83	$9.96	$9.85	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.15	0.10	0.14	0.09	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.73	(1.49)	3.45	0.65	(0.16)
Total from investment operations	0.88	(1.39)	3.59	0.74	(0.14)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.68)	(0.16)	(0.29)	(0.59)	(0.01)
Net realized gains on investments	—	(0.42)	(0.43)	(0.04)	—
Total distributions	(0.68)	(0.58)	(0.72)	(0.63)	(0.01)
Net Asset Value, end of period	$11.06	$10.86	$12.83	$9.96	$9.85
TOTAL RETURN	8.23%	(10.93% )	36.12%	7.43%	(1.35%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$13,246	$16,326	$27,346	$2,548	$1,589
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.85%	1.77%	2.32%	11.48%	36.42%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.42%	1.50%	1.50%	1.50%	1.50%	[4]
Ratio of net investment income (loss) to average net assets	1.35%	0.81%	1.10%	0.84%	2.70%	[4]
Portfolio turnover[5]	32.03%	48.29%	31.93%	19.60%	10.80%	[3]

INSTITUTIONAL CLASS	Year Ended Dec. 31				Period Ended Dec. 31, 2015[1]
	2019	2018	2017	2016
Net Asset Value, beginning of period	$10.78	$12.73	$9.85	$9.83	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.17	0.14	0.32	0.10	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.72	(1.49)	3.25	0.67	(0.15)
Total from investment operations	0.89	(1.35)	3.57	0.77	(0.13)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.70)	(0.18)	(0.26)	(0.71)	(0.04)
Net realized gains on investments	—	(0.42)	(0.43)	(0.04)	—
Total distributions	(0.70)	(0.60)	(0.69)	(0.75)	(0.04)
Net Asset Value, end of period	$10.97	$10.78	$12.73	$9.85	$9.83
TOTAL RETURN	8.35%	(10.65% )	36.35%	7.72%	(1.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$6,574	$6,869	$3,388	$155	$143
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.74%	1.54%	2.08%	11.26%	36.17%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.24%	1.25%	1.25%	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	1.49%	1.18%	2.59%	1.01%	2.41%	[4]
Portfolio turnover[5]	32.03%	48.29%	31.93%	19.60%	10.80%	[3]

1	Commenced operations on November 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

122	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$22.49	$27.25	$21.05	$21.09	$21.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.03)	— [2]	0.04	0.06	0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	5.91	(4.41)	8.14	0.13	(0.12)
Total from investment operations	5.88	(4.41)	8.18	0.19	(0.01)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	(0.16)	(0.23)	—
Net realized gains on investments	(0.27)	(0.32)	(1.82)	—	—
Total distributions	(0.27)	(0.35)	(1.98)	(0.23)	—
Paid-in capital from redemption fees (Note 4)	—	—	—	—	—	[2]
Net Asset Value, end of year	$28.10	$22.49	$27.25	$21.05	$21.09
TOTAL RETURN	26.18%	(16.25% )	39.39%	0.92%	(0.05%	)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$504,538	$463,600	$554,309	$419,516	$526,969
Ratio of expenses to average net assets	1.09%	1.10%	1.12%	1.14%	1.11%
Ratio of net investment income (loss) to average net assets	(0.14% )	—% [3]	0.16%	0.30%	0.49%
Portfolio turnover[4]	38.05%	12.12%	23.19%	13.61%	29.51%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$22.65	$27.45	$21.19	$21.24	$21.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	— [2]	0.05	0.09	0.10	0.16
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	5.96	(4.45)	8.20	0.13	(0.11)
Total from investment operations	5.96	(4.40)	8.29	0.23	0.05
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.08)	(0.21)	(0.28)	—
Net realized gains on investments	(0.27)	(0.32)	(1.82)	—	—
Total distributions	(0.27)	(0.40)	(2.03)	(0.28)	—
Paid-in capital from redemption fees (Note 4)	—	—	—	—	—	[2]
Net Asset Value, end of year	$28.34	$22.65	$27.45	$21.19	$21.24
TOTAL RETURN	26.34%	(16.10% )	39.64%	1.06%	0.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$698,797	$466,733	$296,253	$195,949	$249,886
Ratio of expenses to average net assets	0.94%	0.93%	0.93%	0.96%	0.91%
Ratio of net investment income (loss) to average net assets	—% [3]	0.17%	0.35%	0.47%	0.72%
Portfolio turnover[4]	38.05%	12.12%	23.19%	13.61%	29.51%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Less than 0.01%.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	123

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$26.86	$31.66	$22.92	$23.54	$26.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.19	0.24	0.17	0.11	0.42
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.68	(3.75)	8.96	(0.13)	(0.82)
Total from investment operations	2.87	(3.51)	9.13	(0.02)	(0.40)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.21)	(0.17)	(0.13)	(0.42)
Net realized gains on investments	(0.84)	(1.08)	(0.22)	(0.47)	(2.21)
Total distributions	(0.99)	(1.29)	(0.39)	(0.60)	(2.63)
Paid-in capital from redemption fees (Note 4)	— [2]	—	— [2]	—	— [2]
Net Asset Value, end of year	$28.74	$26.86	$31.66	$22.92	$23.54
TOTAL RETURN	10.72%	(11.11% )	39.96%	(0.16% )	(1.30% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,536,844	$2,618,155	$3,335,795	$2,445,183	$2,720,869
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.08%	1.07%	1.08%	1.09%	1.09%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.05%	1.04%	1.06%	1.08%	1.07%
Ratio of net investment income (loss) to average net assets	0.66%	0.79%	0.63%	0.47%	1.53%
Portfolio turnover[3]	17.08%	11.48%	9.18%	5.73%	12.56%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$26.83	$31.63	$22.90	$23.52	$26.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.23	0.28	0.22	0.16	0.44
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.68	(3.74)	8.95	(0.14)	(0.80)
Total from investment operations	2.91	(3.46)	9.17	0.02	(0.36)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.26)	(0.22)	(0.17)	(0.47)
Net realized gains on investments	(0.84)	(1.08)	(0.22)	(0.47)	(2.21)
Total distributions	(1.03)	(1.34)	(0.44)	(0.64)	(2.68)
Paid-in capital from redemption fees (Note 4)	— [2]	—	— [2]	—	— [2]
Net Asset Value, end of year	$28.71	$26.83	$31.63	$22.90	$23.52
TOTAL RETURN	10.90%	(10.94% )	40.17%	0.03%	(1.15% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$6,189,015	$5,689,079	$6,389,242	$4,207,508	$3,964,547
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%	0.90%	0.91%	0.91%	0.91%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.91%	0.88%	0.89%	0.90%	0.89%
Ratio of net investment income (loss) to average net assets	0.80%	0.95%	0.80%	0.65%	1.61%
Portfolio turnover[3]	17.08%	11.48%	9.18%	5.73%	12.56%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

124	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31				Period Ended Dec. 31, 2015[1]
	2019	2018	2017	2016
Net Asset Value, beginning of period	$9.98	$11.56	$8.97	$9.23	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04	0.03	0.05	0.07	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.21	(1.16)	2.97	(0.20)	(0.75)
Total from investment operations	1.25	(1.13)	3.02	(0.13)	(0.73)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.02)	(0.27)	(0.13)	(0.04)
Net realized gains on investments	(0.12)	(0.43)	(0.16)	—	—
Total distributions	(0.15)	(0.45)	(0.43)	(0.13)	(0.04)
Net Asset Value, end of period	$11.08	$9.98	$11.56	$8.97	$9.23
TOTAL RETURN	12.55%	(9.73% )	33.79%	(1.40% )	(7.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$19,291	$9,283	$10,695	$5,376	$3,248
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.54%	2.20%	2.65%	3.54%	9.09%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.42%	1.50%	1.50%	1.48%	1.44%	[4]
Ratio of net investment income (loss) to average net assets	0.41%	0.27%	0.45%	0.77%	0.25%	[4]
Portfolio turnover[5]	29.67%	22.93%	28.82%	16.10%	21.72%	[3]

INSTITUTIONAL CLASS	Year Ended Dec. 31				Period Ended Dec. 31, 2015[1]
	2019	2018	2017	2016
Net Asset Value, beginning of period	$9.96	$11.50	$8.92	$9.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.06	0.06	0.08	0.09	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.21	(1.16)	2.95	(0.19)	(0.77)
Total from investment operations	1.27	(1.10)	3.03	(0.10)	(0.72)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.01)	(0.29)	(0.15)	(0.11)
Net realized gains on investments	(0.12)	(0.43)	(0.16)	—	—
Total distributions	(0.17)	(0.44)	(0.45)	(0.15)	(0.11)
Net Asset Value, end of period	$11.06	$9.96	$11.50	$8.92	$9.17
TOTAL RETURN	12.74%	(9.52% )	34.11%	(1.16% )	(7.14%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$36,008	$23,249	$7,359	$3,382	$1,686
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.41%	2.01%	2.46%	3.36%	8.90%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.24%	1.25%	1.25%	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	0.54%	0.55%	0.71%	0.97%	0.75%	[4]
Portfolio turnover[5]	29.67%	22.93%	28.82%	16.10%	21.72%	[3]

1	Commenced operations on April 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	125

Financial Highlights (continued)

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$12.50	$15.51	$13.18	$11.27	$11.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.14	0.10	0.07	0.15	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.27)	(2.82)	2.35	2.01	(0.34)
Total from investment operations	(0.13)	(2.72)	2.42	2.16	(0.30)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.10)	(0.04)	(0.13)	— [2]
Net realized gains on investments	(0.30)	(0.19)	(0.05)	(0.13)	(0.03)
Total distributions	(0.30)	(0.29)	(0.09)	(0.26)	(0.03)
Paid-in capital from redemption fees (Note 4)	— [3]	— [2]	— [2]	0.01	— [2]
Net Asset Value, end of year	$12.07	$12.50	$15.51	$13.18	$11.27
TOTAL RETURN	(1.01% )	(17.58% )	18.42%	19.25%	(2.56% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$84,543	$118,505	$219,596	$145,164	$114,590
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.65%	1.66%	1.70%	1.77%	1.75%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.46%	1.48%	1.48%	1.47%	1.50%
Ratio of net investment income (loss) to average net assets	1.15%	0.72%	0.49%	1.26%	0.33%
Portfolio turnover[4]	18.77%	26.09%	7.74%	34.90%	12.14%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$12.54	$15.57	$13.22	$11.29	$11.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.17	0.14	0.10	0.21	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.28)	(2.85)	2.37	1.99	(0.34)
Total from investment operations	(0.11)	(2.71)	2.47	2.20	(0.27)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.13)	(0.07)	(0.15)	(0.01)
Net realized gains on investments	(0.30)	(0.19)	(0.05)	(0.13)	(0.03)
Total distributions	(0.30)	(0.32)	(0.12)	(0.28)	(0.04)
Paid-in capital from redemption fees (Note 4)	— [3]	— [2]	— [2]	0.01	— [2]
Net Asset Value, end of year	$12.13	$12.54	$15.57	$13.22	$11.29
TOTAL RETURN	(0.85% )	(17.41% )	18.70%	19.61%	(2.33% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$235,639	$256,669	$275,233	$95,724	$55,278
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.51%	1.50%	1.52%	1.62%	1.57%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	1.39%	0.97%	0.70%	1.72%	0.65%
Portfolio turnover[4]	18.77%	26.09%	7.74%	34.90%	12.14%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The Fund charged redemption fees through October 31, 2019.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

126	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Innovators Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$11.26	$14.19	$10.10	$12.32	$13.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	(0.01)	(0.02)	(0.02)	(0.05)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	3.34	(2.62)	5.31	(1.07)	0.64
Total from investment operations	3.33	(2.63)	5.29	(1.09)	0.59
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.04)	(0.24)	—	—
Net realized gains on investments	(0.04)	(0.26)	(0.96)	(1.13)	(1.88)
Total distributions	(0.04)	(0.30)	(1.20)	(1.13)	(1.88)
Net Asset Value, end of year	$14.55	$11.26	$14.19	$10.10	$12.32
TOTAL RETURN	29.60%	(18.62% )	52.88%	(9.10% )	4.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$177,639	$152,449	$175,331	$83,926	$129,763
Ratio of expenses to average net assets	1.19%	1.19%	1.24%	1.24%	1.18%
Ratio of net investment income (loss) to average net assets	(0.04% )	(0.07% )	(0.18% )	(0.19% )	(0.33% )
Portfolio turnover[2]	80.10%	85.73%	66.51%	92.25%	72.85%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$11.32	$14.26	$10.14	$12.34	$13.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.01	0.01	0.01	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	3.35	(2.62)	5.33	(1.08)	0.63
Total from investment operations	3.36	(2.61)	5.34	(1.07)	0.61
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.07)	(0.26)	—	—
Net realized gains on investments	(0.04)	(0.26)	(0.96)	(1.13)	(1.88)
Total distributions	(0.04)	(0.33)	(1.22)	(1.13)	(1.88)
Net Asset Value, end of year	$14.64	$11.32	$14.26	$10.14	$12.34
TOTAL RETURN	29.71%	(18.40% )	53.18%	(8.92% )	4.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$126,911	$91,769	$30,957	$16,545	$36,770
Ratio of expenses to average net assets	1.05%	1.02%	1.05%	1.01%	0.97%
Ratio of net investment income (loss) to average net assets	0.10%	0.07%	0.06%	0.06%	(0.16% )
Portfolio turnover[2]	80.10%	85.73%	66.51%	92.25%	72.85%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	127

Financial Highlights (continued)

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016[1]	2015[1]
Net Asset Value, beginning of year	$14.37	$22.20	$15.47	$18.42	$21.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.16	0.21	0.16	0.21	0.20
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	4.80	(4.84)	8.86	(1.04)	0.30
Total from investment operations	4.96	(4.63)	9.02	(0.83)	0.50
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.29)	(0.37)	(0.26)	(0.21)
Net realized gains on investments	—	(2.91)	(1.92)	(1.29)	(3.33)
Return of capital	—	—	—	(0.57)	—
Total distributions	(0.21)	(3.20)	(2.29)	(2.12)	(3.54)
Paid-in capital from redemption fees (Note 4)	—	—	—	— [3]	— [3]
Net Asset Value, end of year	$19.12	$14.37	$22.20	$15.47	$18.42
TOTAL RETURN	34.56%	(21.42% )	59.37%	(5.18% )	2.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$718,633	$566,456	$843,508	$495,900	$709,767
Ratio of expenses to average net assets	1.09%	1.10%	1.09%	1.18%	1.14%
Ratio of net investment income (loss) to average net assets	0.96%	1.00%	0.78%	1.24%	0.89%
Portfolio turnover[4]	68.93%	96.98%	78.74%	83.82%	66.22%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016[1]	2015[1]
Net Asset Value, beginning of year	$14.33	$22.17	$15.44	$18.39	$21.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.20	0.33	0.21	0.22	0.25
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	4.80	(4.93)	8.84	(1.03)	0.27
Total from investment operations	5.00	(4.60)	9.05	(0.81)	0.52
LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.33)	(0.40)	(0.28)	(0.24)
Net realized gains on investments	—	(2.91)	(1.92)	(1.29)	(3.33)
Return of capital	—	—	—	(0.57)	—
Total distributions	(0.25)	(3.24)	(2.32)	(2.14)	(3.57)
Paid-in capital from redemption fees (Note 4)	—	—	—	— [3]	— [3]
Net Asset Value, end of year	$19.08	$14.33	$22.17	$15.44	$18.39
TOTAL RETURN	34.90%	(21.32% )	59.71%	(5.06% )	2.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$183,762	$46,657	$61,975	$15,874	$24,276
Ratio of expenses to average net assets	0.91%	0.91%	0.93%	1.03%	0.99%
Ratio of net investment income (loss) to average net assets	1.17%	1.53%	0.99%	1.32%	1.09%
Portfolio turnover[4]	68.93%	96.98%	78.74%	83.82%	66.22%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

128	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$26.32	$34.31	$25.65	$26.43	$26.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	(0.05)	(0.09)	0.01	(0.05)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.24)	(3.60)	9.24	(0.33)	0.26
Total from investment operations	(0.25)	(3.65)	9.15	(0.32)	0.21
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(0.03)
Net realized gains on investments	(2.80)	(4.34)	(0.49)	(0.46)	(0.23)
Total distributions	(2.80)	(4.34)	(0.49)	(0.46)	(0.26)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	0.02
Net Asset Value, end of year	$23.27	$26.32	$34.31	$25.65	$26.43
TOTAL RETURN	(0.88% )	(10.09% )	35.79%	(1.23% )	0.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$786,881	$1,077,990	$1,484,045	$967,009	$1,151,948
Ratio of expenses to average net assets	1.11%	1.09%	1.09%	1.12%	1.11%
Ratio of net investment income (loss) to average net assets	(0.03% )	(0.16% )	(0.30% )	0.02%	(0.17% )
Portfolio turnover[2]	24.00%	20.87%	16.81%	15.76%	9.51%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$26.56	$34.51	$25.77	$26.49	$26.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.01	(0.03)	0.04	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.23)	(3.62)	9.29	(0.30)	0.26
Total from investment operations	(0.21)	(3.61)	9.26	(0.26)	0.27
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.03)	—	(0.06)
Net realized gains on investments	(2.80)	(4.34)	(0.49)	(0.46)	(0.23)
Total distributions	(2.80)	(4.34)	(0.52)	(0.46)	(0.29)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	0.02
Net Asset Value, end of year	$23.55	$26.56	$34.51	$25.77	$26.49
TOTAL RETURN	(0.76% )	(9.92% )	36.05%	(1.00% )	1.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$177,526	$463,790	$788,388	$551,202	$353,879
Ratio of expenses to average net assets	0.94%	0.90%	0.89%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets	0.09%	0.02%	(0.08% )	0.16%	0.02%
Portfolio turnover[2]	24.00%	20.87%	16.81%	15.76%	9.51%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	129

Financial Highlights (continued)

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$18.53	$24.12	$18.83	$18.97	$15.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.09	0.09	0.08	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	4.73	(4.91)	6.13	(0.01)	3.23
Total from investment operations	4.84	(4.82)	6.22	0.07	3.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.06)	(0.20)	(0.16)	—
Net realized gains on investments	(1.74)	(0.71)	(0.73)	(0.05)	—
Total distributions	(1.86)	(0.77)	(0.93)	(0.21)	—
Paid-in capital from redemption fees (Note 4)	—	—	—	—	—	[2]
Net Asset Value, end of year	$21.51	$18.53	$24.12	$18.83	$18.97
TOTAL RETURN	26.08%	(20.18% )	33.14%	0.40%	20.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,466,194	$1,704,102	$2,155,280	$1,685,872	$1,330,743
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%	0.91%	0.95%	0.98%	0.99%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.93%	0.91%	0.94%	0.98%	0.99%
Ratio of net investment income (loss) to average net assets	0.51%	0.40%	0.40%	0.43%	0.22%
Portfolio turnover[3]	25.42%	46.11%	44.34%	55.15%	24.19%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$18.57	$24.16	$18.86	$19.00	$15.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.11	0.10	0.10	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	4.74	(4.91)	6.14	— [2]	3.24
Total from investment operations	4.85	(4.80)	6.24	0.10	3.29
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.08)	(0.21)	(0.19)	—
Net realized gains on investments	(1.74)	(0.71)	(0.73)	(0.05)	—
Total distributions	(1.87)	(0.79)	(0.94)	(0.24)	—
Paid-in capital from redemption fees (Note 4)	—	—	—	—	—	[2]
Net Asset Value, end of year	$21.55	$18.57	$24.16	$18.86	$19.00
TOTAL RETURN	26.10%	(20.08% )	33.23%	0.51%	20.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$840,476	$1,167,472	$1,957,214	$1,302,317	$618,583
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.88%	0.85%	0.87%	0.88%	0.87%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.88%	0.84%	0.86%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets	0.53%	0.46%	0.46%	0.54%	0.28%
Portfolio turnover[3]	25.42%	46.11%	44.34%	55.15%	24.19%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

130	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$4.58	$6.91	$5.25	$6.15	$5.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.06	0.06	0.02	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.16	(1.61)	2.22	(0.41)	0.83
Total from investment operations	0.17	(1.55)	2.28	(0.39)	0.84
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.13)	(0.29)	(0.08)	(0.01)
Net realized gains on investments	(0.37)	(0.65)	(0.33)	(0.43)	(0.33)
Total distributions	(0.37)	(0.78)	(0.62)	(0.51)	(0.34)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$4.38	$4.58	$6.91	$5.25	$6.15
TOTAL RETURN	3.80%	(22.21% )	43.70%	(6.32% )	15.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$113,388	$127,080	$192,431	$142,726	$147,685
Ratio of expenses to average net assets	1.15%	1.14%	1.15%	1.15%	1.10%
Ratio of net investment income (loss) to average net assets	0.28%	1.01%	0.90%	0.41%	0.18%
Portfolio turnover[3]	36.63%	35.60%	25.37%	34.73%	20.36%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$4.61	$6.95	$5.27	$6.18	$5.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.04	0.10	(0.02)	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.17	(1.60)	2.21	(0.37)	0.83
Total from investment operations	0.18	(1.56)	2.31	(0.39)	0.85
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.13)	(0.30)	(0.09)	(0.02)
Net realized gains on investments	(0.37)	(0.65)	(0.33)	(0.43)	(0.33)
Total distributions	(0.37)	(0.78)	(0.63)	(0.52)	(0.35)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$4.42	$4.61	$6.95	$5.27	$6.18
TOTAL RETURN	4.01%	(22.15% )	44.11%	(6.31% )	15.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$23,426	$19,377	$32,587	$7,462	$59,982
Ratio of expenses to average net assets	1.05%	1.02%	1.01%	0.97%	0.93%
Ratio of net investment income (loss) to average net assets	0.29%	0.67%	1.51%	(0.31% )	0.28%
Portfolio turnover[3]	36.63%	35.60%	25.37%	34.73%	20.36%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	131

Financial Highlights (continued)

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$15.50	$22.89	$19.05	$19.41	$21.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.12	0.12	0.02	0.09	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.57	(4.20)	5.68	(0.37)	(2.05)
Total from investment operations	2.69	(4.08)	5.70	(0.28)	(2.03)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.08)	(0.10)	(0.08)	(0.03)
Net realized gains on investments	—	(3.23)	(1.76)	—	—
Total distributions	(0.09)	(3.31)	(1.86)	(0.08)	(0.03)
Paid-in capital from redemption fees (Note 4)	— [2]	— [3]	— [3]	— [3]	0.01
Net Asset Value, end of year	$18.10	$15.50	$22.89	$19.05	$19.41
TOTAL RETURN	17.38%	(18.05% )	30.59%	(1.44% )	(9.43% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$96,229	$111,456	$208,339	$254,226	$387,747
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.60%	1.51%	1.49%	1.49%	1.48%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.45%	1.46%	1.46%	1.47%	1.47%
Ratio of net investment income (loss) to average net assets	0.72%	0.53%	0.09%	0.45%	0.08%
Portfolio turnover[4]	59.10%	69.79%	67.13%	44.44%	48.29%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$15.46	$22.86	$19.03	$19.40	$21.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.15	0.16	0.07	0.12	0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.58	(4.19)	5.67	(0.36)	(2.10)
Total from investment operations	2.73	(4.03)	5.74	(0.24)	(1.99)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.14)	(0.15)	(0.13)	(0.08)
Net realized gains on investments	—	(3.23)	(1.76)	—	—
Total distributions	(0.13)	(3.37)	(1.91)	(0.13)	(0.08)
Paid-in capital from redemption fees (Note 4)	— [2]	— [3]	— [3]	— [3]	0.01
Net Asset Value, end of year	$18.06	$15.46	$22.86	$19.03	$19.40
TOTAL RETURN	17.65%	(17.86% )	30.85%	(1.24% )	(9.23% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$85,006	$74,935	$232,954	$174,962	$222,168
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.46%	1.37%	1.35%	1.34%	1.30%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.24%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.85%	0.73%	0.34%	0.64%	0.53%
Portfolio turnover[4]	59.10%	69.79%	67.13%	44.44%	48.29%

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

132	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2019	2018	2017		2016	2015
Net Asset Value, beginning of year	$9.58	$11.89	$8.21		$8.79	$9.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.14	0.09	0.07		0.10	0.08
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	3.24	(2.23)	4.27		(0.28)	0.27
Total from investment operations	3.38	(2.14)	4.34		(0.18)	0.35
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.05)	(0.11)		(0.03)	(0.06)
Net realized gains on investments	—	(0.16)	(0.56)		(0.37)	(0.72)
Total distributions	(0.13)	(0.21)	(0.67)		(0.40)	(0.78)
Paid-in capital from redemption fees (Note 4)	0.01 [2]	0.04	0.01		— [3]	0.01
Net Asset Value, end of year	$12.84	$9.58	$11.89		$8.21	$8.79
TOTAL RETURN	35.41%	(17.68% )	53.88%		(2.35% )	4.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$63,432	$41,740	$35,209		$16,101	$21,546
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.62%	1.97%	2.34%		2.24%	2.10%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.42%	1.50%	1.50%		1.50%	1.50%
Ratio of net investment income (loss) to average net assets	1.25%	0.78%	0.66%		1.17%	0.80%
Portfolio turnover[4]	68.17%	76.67%	67.22%		63.15%	72.49%

INSTITUTIONAL CLASS	Year Ended Dec. 31		Period Ended Dec. 31, 2017[5]
	2019	2018
Net Asset Value, beginning of period	$9.59	$11.87	$11.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.15	0.11	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	3.26	(2.21)	0.67
Total from investment operations	3.41	(2.10)	0.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.05)	(0.13)
Net realized gains on investments	—	(0.16)	(0.56)
Total distributions	(0.15)	(0.21)	(0.69)
Paid-in capital from redemption fees (Note 4)	0.01 [2]	0.03	—
Net Asset Value, end of period	$12.86	$9.59	$11.87
TOTAL RETURN	35.68%	(17.48% )	6.19%	[6]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$32,376	$20,740	$476
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.51%	1.79%	2.09%	[7]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.24%	1.25%	1.25%	[7]
Ratio of net investment income (loss) to average net assets	1.34%	1.05%	(1.20%	)[7]
Portfolio turnover[4]	68.17%	76.67%	67.22%	[6]

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
5	Commenced operations on November 30, 2017.
6	Not annualized.
7	Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	133

Notes to Financial Statements

1.	ORGANIZATION

Matthews Asia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues seventeen separate series of shares (each a “Fund”, and collectively, the “Funds”): Matthews Asia Total Return Bond Fund (previously known as the Matthews Asia Strategic Income Fund), Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund. Each Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

SECURITY VALUATION: The value of the Trust’s securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds’ Board of Trustees (the “Board”). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC (“Matthews”), in accordance with procedures established by the Funds’ Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated to the Board’s Valuation Committee the responsibility for oversight of the fair valuation process under the Trust’s Pricing and Valuation Policy. The Board’s Valuation Committee, in turn, has delegated the determination of fair value prices under Matthews’ Pricing and Valuation Procedures to Matthews’ Valuation Committee. The Board’s Valuation Committee will review and approve fair value determinations by Matthews’ Valuation Committee in accordance with the Pricing and Valuation Policy. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within “Net change in unrealized appreciation/depreciation on investments” on the Statements of Operations. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds isolate that portion of realized gains and losses on investments in fixed income securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.

FAIR VALUE MEASUREMENTS: The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

Level 1: Quoted prices in active markets for identical securities (foreign securities that are valued based on market quotations).

Level 2: Other significant observable inputs. Certain foreign securities may be fair valued by Matthews using information such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and foreign exchange. Additionally, external pricing services are used when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable.

Level 3: Significant unobservable inputs. As described in Note 2-A, Level 3 securities are valued based on significant unobservable inputs as determined under the direction of the Board. Characterization of such securities as Level 3 securities are not necessarily an indication of their liquidity or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance. Level 3 securities consisted of equities that, as of December 31, 2019, were suspended from trading.

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

134	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Levels for Multi-Country Funds (1 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of December 31, 2019.

	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Value Fund	Matthews Asia Growth Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$—	$—	$56,228,112	$—	$36,242,139
China/Hong Kong	—	—	84,474,464	69,103,663	—	182,649,868
India	—	—	29,708,344	71,216,192	—	—
Japan	—	—	—	—	534,179	2,148,912
Philippines	—	—	20,705,304	89,021,195	—	—
Singapore	—	—	9,106,387	140,307,300	789,868	—
South Korea	—	—	53,942,297	—	756,223	—
Sri Lanka	—	—	—	—	—	11,540,554
Taiwan	—	—	22,273,316	132,232,114	—	—
United States	—	—	47,109,398	—	—	27,270,815
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	28,905,451	13,822,541	—	—	—	—
Non-Convertible Corporate Bonds[a]	72,041,096	61,565,960	—	—	—	—
Convertible Corporate Bonds[a]	8,779,595	7,602,510	134,459,824	—	—	—
Common Equities:
Australia	—	—	78,805,941	96,607,872	—	59,359,986
China/Hong Kong	—	—	439,900,846	1,895,482,135	6,584,714	197,630,974
France	—	—	45,060,778	—	—	—
India	—	—	51,268,306	68,695,043	160,027	50,626,616
Indonesia	—	—	40,377,288	74,658,533	—	54,004,333
Japan	—	—	17,224,539	1,400,136,993	2,202,287	514,524,262
Malaysia	—	—	15,130,195	—	298,910	—
Singapore	—	—	118,586,391	301,102,646	649,971	—
South Korea	—	—	51,421,682	367,339,276	2,310,513	—
Sri Lanka	—	—	—	—	—	19,610,214
Taiwan	—	—	92,075,628	204,503,354	320,639	—
Thailand	—	—	17,333,192	109,678,832	—	—
United Kingdom	—	—	23,526,962	—	—	—
Vietnam	—	—	17,468,294	48,273,611	—	15,679,749
Preferred Equities:
South Korea	—	—	27,344,159	184,262,752	2,172,965	—
Level 3: Significant Unobservable Inputs	—	—	—	—	—	—
Total Market Value of Investments	$109,726,142	$82,991,011	$1,437,303,535	$5,308,849,623	$16,780,296	$1,171,288,422

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

matthewsasia.com | 800.789.ASIA	135

Notes to Financial Statements (continued)

Levels for Multi-Country Funds (2 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of December 31, 2019.

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews Asia Small Companies Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$2,557,987	$25,095,461	$—	$—
China/Hong Kong	876,991,816	1,932,989	—	70,253,306	4,609,592
India	213,714,293	1,088,084	3,772,790	6,816,992	16,010,036
Indonesia	44,951,340	—	19,272,251	—	5,794,592
Pakistan	—	496,070	44,405,317	—	—
Philippines	117,085,738	1,294,518	8,181,249	2,901,110	2,624,528
Singapore	—	1,081,007	—	13,107,698	—
South Korea	153,733,953	—	—	—	—
Sri Lanka	—	—	37,002,988	—	—
Taiwan	—	—	—	—	5,879,374
United States	87,274,544	—	—	—	—
Vietnam	—	—	29,536,241	—	3,500,012
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	—	2,811,778	—	2,244,604
Bangladesh	—	—	12,849,197	—	—
China/Hong Kong	2,868,141,277	15,281,838	—	129,644,421	45,275,040
India	1,258,321,069	8,872,719	18,111,259	30,588,163	11,034,829
Indonesia	665,894,253	2,657,204	37,842,703	5,737,286	—
Japan	—	7,738,361	—	—	2,505,485
Malaysia	135,421,786	—	—	—	2,836,526
Pakistan	—	—	8,797,883	—	—
Philippines	136,678,223	—	15,897,066	—	—
Singapore	—	1,240,473	2,761,191	—	2,245,858
South Korea	967,757,001	614,648	—	20,640,500	23,060,332
Sri Lanka	—	—	11,170,532	—	—
Switzerland	219,652,228	—	—	—	—
Taiwan	464,008,635	5,010,300	—	—	27,975,819
Thailand	359,624,207	1,388,382	—	—	10,677,498
Vietnam	130,784,513	549,242	41,501,060	8,391,040	6,253,203
Preferred Equities:
South Korea	—	2,811,902	—	13,697,746	—
Level 3: Significant Unobservable Inputs	—	—	—	—	—
Total Market Value of Investments	$8,700,034,876	$54,615,724	$319,008,966	$301,778,262	$172,527,328

136	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Levels for Single Country Funds:

Summary of inputs used to determine the fair valuation of the single country Funds’ investments as of December 31, 2019.

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Communication Services	$8,408,771	$16,397,675	$38,137,331	$—	$—	$—
Consumer Discretionary	30,590,886	181,996,733	26,180,787	—	1,681,567	2,131,619
Consumer Staples	—	—	84,205,979	—	—	1,584,395
Financials	—	—	50,765,567	—	3,184,267	—
Health Care	3,494,046	—	58,291,099	—	4,413,827	6,621,291
Industrials	—	2,613,951	36,093,210	—	2,583,201	59,431
Information Technology	—	—	33,609,209	4,529,336	—	1,743,149
Materials	5,656,253	—	—	—	—	—
Real Estate	—	—	—	—	2,144,502	—
Level 2: Other Significant Observable Inputs
Common Equities:
Communication Services	50,005,005	106,103,169	—	168,491,807	10,533,242	466,012
Consumer Discretionary	68,316,381	83,974,159	88,804,320	387,198,624	9,387,266	12,278,142
Consumer Staples	44,149,086	32,504,091	50,274,708	152,031,449	11,942,507	8,030,542
Energy	15,881,708	—	—	—	684,569	1,104,675
Financials	35,597,997	248,572,867	360,814,316	164,958,516	9,731,474	—
Health Care	15,924,860	57,248,125	30,022,908	352,532,743	5,669,954	10,028,716
Industrials	28,289,789	9,310,196	21,542,579	457,609,691	—	15,933,521
Information Technology	25,248,359	44,622,831	76,779,444	512,804,711	26,222,677	15,728,400
Materials	8,887,940	41,377,612	6,275,949	—	4,607,994	2,975,053
Real Estate	30,118,342	69,443,887	—	51,450,962	—	6,963,826
Preferred Equities:
Consumer Discretionary	—	—	—	—	5,371,985	—
Consumer Staples	—	—	—	—	7,663,036	—
Energy	—	—	—	—	1,937,455	—
Financials	—	—	—	—	4,294,934	—
Information Technology	—	—	—	—	19,269,055	—
Materials	—	—	—	—	2,850,029	—
Level 3: Significant Unobservable Inputs
Common Equities:
Information Technology	—	—	—	—	—	250
Total Market Value of Investments	$370,569,423	$894,165,296	$961,797,406	$2,251,607,839	$134,173,541	$85,649,022

Levels for Derivatives Financial Instruments:

Summary of inputs used to determine the fair valuation of the Funds’ derivative financial instruments as of December 31, 2019.

Matthews Asia Total Return Bond Fund
Derivative Financial Instruments[1]
Assets
Level 2: Other Significant Observable Inputs

Forward Foreign Currency Exchange Contracts	$357,223

Interest Rate Swaps	167,864

$525,087

Liabilities
Level 2: Other Significant Observable Inputs

Forward Foreign Currency Exchange Contracts	($218,836)

1

Derivative financial instruments are forward foreign currency exchange contracts and interest rate swaps. Forward foreign currency exchange contracts and interest rate swaps are valued at the unrealized appreciation/depreciation on the instrument.

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Notes to Financial Statements (continued)

Changes in the Balances of Level 3 Securities:

The Funds’ policy is to recognize transfers in and transfers out of Level 3 during the reporting period.

Matthews China Small Companies Fund
Common Equities — Information Technology
Balance as of 12/31/18 (market value)	$249

Accrued discounts/premiums	—

Realized gain/(loss)	—

Change in unrealized appreciation/(depreciation)	1

Purchases	—

Sales	—

Transfers in to Level 3*	—

Transfer out of Level 3*	—
Balance as of 12/31/19 (market value)	$250
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 12/31/19**	$1

*	The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
**	Included in the related amounts on the Statements of Operations.

C.

BASIS OF CONSOLIDATION: The accompanying consolidated financial highlights of Matthews China Fund and Matthews Asia Dividend Fund (the “Investing Funds”) for the 2015-2016 period include the accounts of the Matthews CF-U Series and Matthews ADF-U Series (the “U Series Funds”), respectively. The U Series Funds were series of Matthews A Share Selections Fund, LLC, a Delaware limited liability company registered under the 1940 Act. All of the interests offered by U Series Funds were exclusively owned by the Investing Funds. The U Series Funds primarily invested in the stocks of Chinese companies listed on Mainland China Stock Exchanges, and traded and denominated in the currency of China, the Renminbi. To allow U Series Funds to invest in China A Shares Matthews applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Institutional Investor (“QFII”) and had been allocated by the State Administration of Foreign Exchange of China an initial quota of $100 million in June 2014, and an additional quota of $440 million in July 2015, representing the equivalent value in Renminbi of China A Shares that the Funds could purchase. Access to the quota was subject to Matthews’ trade allocation procedures and access allocation procedures. The U Series Funds were subject to the same investment policies and restrictions that apply to Investing Funds. Intercompany accounts and transactions, had been eliminated in the consolidation process. The U Series Funds were intended to be disregarded entities for tax purposes. Therefore, no federal tax provision were required. Consolidated financial statements included expenses that were accrued for and paid by the Investing Funds. These included on-going operational costs as well as costs in connection with the launching of the U Series Funds.

In September 2016, the Board of Directors of the Matthews A Share Selections Fund, LLC adopted resolutions authorizing the termination and liquidation of the Matthews A Share Selections Fund, LLC. Consequently, as of September 30, 2016, the U Series Funds sold their securities and effectively ceased investment operations. The outstanding interests of each U Series Fund were redeemed by its respective Investing Fund. The Matthews A Share Selections Fund, LLC filed an initial application for deregistration as a registered investment company with the U.S. Securities and Exchange Commission in October 2016, which was subsequently granted in February 2017.

D.

RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including in countries where the Funds may invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

138	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Funds to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Funds’ income.

E.

DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Matthews Asian Growth and Income Fund and the Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of the Matthews Asia Dividend Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. In 2019, it was the policy of the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. As of January 31, 2020, the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund intend to distribute net investment income on a monthly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal year ended December 31, 2019 and December 31, 2018 were as follows:

YEAR ENDED DECEMBER 31, 2019	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asia Total Return Bond Fund	$4,702,646	$—	$4,702,646
Matthews Asia Credit Opportunities Fund	2,963,829	42,003	3,005,832
Matthews Asian Growth and Income Fund	35,418,572	22,400,844	57,819,416
Matthews Asia Dividend Fund	124,516,990	—	124,516,990
Matthews China Dividend Fund	6,111,641	—	6,111,641
Matthews Asia Value Fund	1,184,154	—	1,184,154
Matthews Asia Growth Fund	373,187	12,060,061	12,433,248
Matthews Pacific Tiger Fund	59,773,643	269,683,012	329,456,655
Matthews Asia ESG Fund	204,697	588,349	793,046
Matthews Emerging Asia Fund	244	8,355,290	8,355,534
Matthews Asia Innovators Fund	—	976,006	976,006
Matthews China Fund	10,400,822	—	10,400,822
Matthews India Fund	1,864,672	115,678,091	117,542,763
Matthews Japan Fund	14,895,033	190,758,914	205,653,947
Matthews Korea Fund	133	10,920,522	10,920,655
Matthews Asia Small Companies Fund	1,036,516	79,318	1,115,834
Matthews China Small Companies Fund	1,012,660	—	1,012,660

YEAR ENDED DECEMBER 31, 2018	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital
Matthews Asia Total Return Bond Fund	$2,884,604	$—	$2,884,604	$381,950
Matthews Asia Credit Opportunities Fund	1,411,365	—	1,411,365	—
Matthews Asian Growth and Income Fund	46,680,045	180,408,534	227,088,579	—
Matthews Asia Dividend Fund	226,081,829	266,855,532	492,937,361	—
Matthews China Dividend Fund	11,590,471	24,594,264	36,184,735	—
Matthews Asia Value Fund	1,125,780	159,629	1,285,409	—
Matthews Asia Growth Fund	8,510,896	6,873,778	15,384,674	—
Matthews Pacific Tiger Fund	192,063,450	248,646,631	440,710,081	—
Matthews Asia ESG Fund	110,310	861,827	972,137	—
Matthews Emerging Asia Fund	3,675,977	8,952,247	12,628,224	—
Matthews Asia Innovators Fund	1,092,195	8,851,877	9,944,072	—
Matthews China Fund	9,777,889	126,839,507	136,617,396	—
Matthews India Fund	—	279,269,366	279,269,366	—
Matthews Japan Fund	19,888,292	136,613,164	156,501,456	—
Matthews Korea Fund	2,951,789	24,410,239	27,362,028	—
Matthews Asia Small Companies Fund	2,523,811	43,064,299	45,588,110	—
Matthews China Small Companies Fund	368,243	2,204,423	2,572,666	—

F.

INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Financial statements reflect security transactions on trade date. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the conversion feature are not amortized. Dividend income is generally recorded on the ex-dividend date net of any foreign taxes withheld at the source. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after

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Notes to Financial Statements (continued)

the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

G.

FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Estimated expenses are accrued daily. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

H.

CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: QFII accounts (i.e., the accounts through which the QFII quota is accessed) are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFII’s approved investment quota, which is defined as the amount remitted into its special Renminbi (RMB) cash account. These amounts, if any, are included in “Segregated foreign currency at value” on the Statements of Assets and Liabilities. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in “Other expenses” on the Statements of Operations.

I.

USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

J.

RECENT ACCOUNTING GUIDANCE: In March 2017, the Financial Accounting Standards Board issued amended guidance to shorten the amortization period for certain callable debt securities, held at premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the Funds’ net assets. Management is evaluating the impact, if any, of this guidance on the Funds’ results of operations and financial disclosures.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”, which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Fund has early adopted the eliminated and modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, as permitted by this ASU. Management believes this guidance will have an immaterial impact on the Funds.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Each of the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. Derivative transactions in which each Fund may engage include financial futures contracts, swaps and/or forward foreign currency exchange contracts.

Certain derivative transactions may result in each Fund’s exposure to a currency to exceed the value of the Fund’s assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund’s net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower.

The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by a Fund and the price of financial futures contracts and credit default swaps contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) a Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Forward Foreign Currency Exchange Contracts: The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currency exchange rate risk. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund do not offset financial assets and financial liabilities on forward foreign currency contacts in the Statements of Assets and Liabilities as they are not subject to netting arrangements.
Swaps: The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund enter into swap contracts to manage exposure to issuers, markets and securities to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the amortized premium received or paid.

140	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

The Funds may buy credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements and potential government regulation that could adversely affect the Funds’ swap investments.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of December 31, 2019, the Matthews Asia Total Return Bond Fund had $167,864 in gross/net assets in the Statements of Assets and Liabilities for OTC derivatives with Bank of America, N.A. There was no collateral pledged or received by the Fund with this counterparty.

Levels for Derivative Financial Instruments:

Summary of inputs used to determine the fair valuation of the Funds’ derivatives financial instruments as of December 31, 2019.

	Statements of Assets and Liabilities Location	Matthews Asia Total Return Bond Fund
	Asset Derivatives
	Unrealized appreciation on forward foreign
Forward foreign currency exchange contracts	currency exchange contracts	$357,223
Interest rate contracts	Unrealized appreciation on Swaps	167,864

	Total	$525,087

	Liability Derivatives
	Unrealized depreciation on forward foreign
Forward foreign currency exchange contracts	currency exchange contracts	($218,836)

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Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2019, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statements of Operations Location	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund
Net Realized Gain (Loss)
Foreign currency contracts:

Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign
	currency exchange contracts	$144,098	$728
Interest rate swaps:

Interest rate contracts	Net realized gain (loss) on swaps	127,919	—

	Total	$272,017	$728

Net Change In Unrealized Appreciation (Depreciation)
Foreign currency contracts:

Forward foreign currency exchange contracts	Net change in unrealized appreciation/
	depreciation on forward foreign currency
	exchange contracts	($555,493)	($728)
Interest rate swaps:

Interest rate contracts	Net change in unrealized appreciation/
	depreciation on swaps	167,864	—

	Total	($387,629)	($728)

In regards to the forward foreign currency exchange contracts entered into by the Matthews Asia Total Return Bond Fund, the average notional ending quarterly amounts purchased in USD were $5,916,060 and the average notional ending quarterly amounts sold in USD were $24,950,364. In regards to the interest rate swap contracts entered into by the Matthews Asia Total Return Fund, where the Fund receives the fixed rate and pays the floating rate, the average notional ending quarterly amounts in USD was $15,408,655.

4.	CAPITAL SHARE TRANSACTIONS

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
MATTHEWS ASIA TOTAL RETURN BOND FUND

Investor Class

Shares sold	531,369	$5,763,612	2,673,655	$29,287,179

Shares issued through reinvestment of distributions	145,300	1,576,564	155,200	1,663,927

Shares redeemed	(1,094,258)	(11,768,876)	(4,636,979)	(49,347,994)
Net (decrease)	(417,589)	($4,428,700)	(1,808,124)	($18,396,888)
Institutional Class

Shares sold	1,930,123	$20,678,547	4,881,483	$52,321,637

Shares issued through reinvestment of distributions	247,825	2,689,277	114,737	1,209,687

Shares redeemed	(1,084,707)	(11,720,296)	(1,981,621)	(20,513,956)
Net increase	1,093,241	$11,647,528	3,014,599	$33,017,368
MATTHEWS ASIA CREDIT OPPORTUNITIES FUND

Investor Class

Shares sold	539,096	$5,563,787	621,546	$6,369,451

Shares issued through reinvestment of distributions	50,305	523,714	34,462	346,195

Shares redeemed	(248,407)	(2,552,245)	(749,130)	(7,545,536)
Net increase (decrease)	340,994	$3,535,256	(93,122)	($829,890)
Institutional Class

Shares sold	4,598,478	$48,037,680	1,955,614	$19,773,740

Shares issued through reinvestment of distributions	188,769	1,969,854	70,100	697,699

Shares redeemed	(459,087)	(4,707,645)	(907,590)	(8,976,611)
Net increase	4,328,160	$45,299,889	1,118,124	$11,494,828

142	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
MATTHEWS ASIAN GROWTH AND INCOME FUND

Investor Class

Shares sold	4,872,266	$72,535,793	7,692,701	$124,999,548

Shares issued through reinvestment of distributions	1,729,925	26,744,737	6,291,585	90,673,150

Shares redeemed	(18,009,566)	(272,354,103)	(44,530,783)	(727,925,822)
Net (decrease)	(11,407,375)	($173,073,573)	(30,546,497)	($512,253,124)
Institutional Class

Shares sold	25,459,302	$387,665,569	19,468,288	$325,288,280

Shares issued through reinvestment of distributions	1,643,462	25,409,900	5,846,765	84,477,052

Shares redeemed	(22,634,082)	(341,434,957)	(57,543,636)	(917,676,867)
Net increase (decrease)	4,468,682	$71,640,512	(32,228,583)	($507,911,535)
MATTHEWS ASIA DIVIDEND FUND

Investor Class

Shares sold	23,080,251	$386,877,636	41,217,543	$788,692,238

Shares issued through reinvestment of distributions	3,039,442	51,047,011	11,593,833	197,404,775

Shares redeemed	(63,800,331)	(1,067,632,982)	(70,902,063)	(1,313,499,842)
Net (decrease)	(37,680,638)	($629,708,335)	(18,090,687)	($327,402,829)
Institutional Class

Shares sold	47,879,707	$804,748,356	60,848,321	$1,153,786,170

Shares issued through reinvestment of distributions	3,784,649	63,570,444	13,060,327	222,009,324

Shares redeemed	(66,039,551)	(1,110,681,954)	(50,882,787)	(904,298,337)
Net increase (decrease)	(14,375,195)	($242,363,154)	23,025,861	$471,497,157
MATTHEWS CHINA DIVIDEND FUND

Investor Class

Shares sold	8,109,547	$128,681,746	5,966,861	$103,895,668

Shares issued through reinvestment of distributions	266,077	4,182,441	1,359,166	20,830,044

Shares redeemed	(6,173,811)	(97,098,245)	(8,392,276)	(143,578,333)
Net increase (decrease)	2,201,813	$35,765,942	(1,066,249)	($18,852,621)
Institutional Class

Shares sold	4,062,893	$64,306,979	3,759,608	$67,020,667

Shares issued through reinvestment of distributions	113,134	1,780,502	525,095	8,055,027

Shares redeemed	(1,706,106)	(26,787,635)	(2,258,122)	(36,385,874)
Net increase	2,469,921	$39,299,846	2,026,581	$38,689,820
MATTHEWS ASIA VALUE FUND

Investor Class

Shares sold	519,639	$5,951,759	1,051,874	$13,252,147

Shares issued through reinvestment of distributions	71,981	781,711	72,411	795,079

Shares redeemed	(896,532)	(10,062,716)	(1,753,683)	(21,328,776)
Net (decrease)	(304,912)	($3,329,246)	(629,398)	($7,281,550)
Institutional Class

Shares sold	517,708	$5,900,220	466,954	$5,447,710

Shares issued through reinvestment of distributions	31,352	337,973	18,592	202,462

Shares redeemed	(586,821)	(6,627,976)	(114,752)	(1,403,647)
Net increase (decrease)	(37,761)	($389,783)	370,794	$4,246,525
MATTHEWS ASIA GROWTH FUND

Investor Class

Shares sold	4,541,007	$115,967,177	10,786,092	$298,040,265

Shares issued through reinvestment of distributions	171,836	4,780,476	261,406	6,250,221

Shares redeemed	(7,367,330)	(188,876,592)	(10,780,916)	(285,324,564)
Net increase (decrease)	(2,654,487)	($68,128,939)	266,582	$18,965,922
Institutional Class

Shares sold	7,619,976	$196,483,749	13,280,478	$366,402,524

Shares issued through reinvestment of distributions	173,818	4,875,584	254,228	6,121,801

Shares redeemed	(3,742,483)	(96,806,547)	(3,723,336)	(95,217,584)
Net increase	4,051,311	$104,552,786	9,811,370	$277,306,741

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Notes to Financial Statements (continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
MATTHEWS PACIFIC TIGER FUND

Investor Class

Shares sold	14,430,758	$406,894,363	23,880,091	$723,000,071

Shares issued through reinvestment of distributions	2,845,287	81,033,776	4,100,739	110,309,880

Shares redeemed	(26,486,333)	(742,801,344)	(35,883,150)	(1,069,368,504)
Net (decrease)	(9,210,288)	($254,873,205)	(7,902,320)	($236,058,553)
Institutional Class

Shares sold	49,951,152	$1,407,060,783	73,569,231	$2,205,765,648

Shares issued through reinvestment of distributions	6,705,677	190,776,524	8,621,801	231,581,567

Shares redeemed	(53,091,456)	(1,488,158,535)	(72,136,270)	(2,150,140,709)
Net increase	3,565,373	$109,678,772	10,054,762	$287,206,506
MATTHEWS ASIA ESG FUND

Investor Class

Shares sold	1,184,049	$12,826,439	518,131	$5,764,694

Shares issued through reinvestment of distributions	22,962	252,585	39,314	388,821

Shares redeemed	(395,976)	(4,181,719)	(552,444)	(5,766,903)
Net increase	811,035	$8,897,305	5,001	$386,612
Institutional Class

Shares sold	1,081,878	$11,684,318	1,862,932	$18,844,975

Shares issued through reinvestment of distributions	31,337	344,077	56,216	554,851

Shares redeemed	(191,932)	(2,046,929)	(224,650)	(2,278,724)
Net increase	921,283	$9,981,466	1,694,498	$17,121,102
MATTHEWS EMERGING ASIA FUND

Investor Class

Shares sold	1,977,945	$25,017,512	4,620,696	$65,897,785

Shares issued through reinvestment of distributions	184,599	2,200,419	212,377	2,658,966

Shares redeemed	(4,636,314)	(57,325,455)	(9,507,354)	(133,149,866)
Net (decrease)	(2,473,770)	($30,107,524)	(4,674,281)	($64,593,115)
Institutional Class

Shares sold	10,746,157	$135,847,255	13,299,754	$190,322,581

Shares issued through reinvestment of distributions	496,581	5,949,041	477,196	5,993,576

Shares redeemed	(12,287,844)	(150,800,355)	(10,983,928)	(147,221,998)
Net increase (decrease)	(1,045,106)	($9,004,059)	2,793,022	$49,094,159
MATTHEWS ASIA INNOVATORS FUND

Investor Class

Shares sold	3,537,078	$45,933,297	10,925,559	$155,176,262

Shares issued through reinvestment of distributions	34,901	503,279	334,533	3,867,195

Shares redeemed	(4,901,397)	(63,792,703)	(10,079,828)	(140,682,243)
Net increase (decrease)	(1,329,418)	($17,356,127)	1,180,264	$18,361,214
Institutional Class

Shares sold	2,497,746	$33,297,458	8,564,706	$117,389,330

Shares issued through reinvestment of distributions	24,526	355,872	219,506	2,550,665

Shares redeemed	(1,965,087)	(25,479,411)	(2,844,442)	(36,304,986)
Net increase	557,185	$8,173,919	5,939,770	$83,635,009
MATTHEWS CHINA FUND

Investor Class

Shares sold	9,307,763	$160,049,101	15,121,019	$340,339,102

Shares issued through reinvestment of distributions	413,049	7,823,154	7,011,755	104,895,844

Shares redeemed	(11,566,339)	(197,267,770)	(20,695,099)	(427,936,552)
Net increase (decrease)	(1,845,527)	($29,395,515)	1,437,675	$17,298,394
Institutional Class

Shares sold	8,093,642	$133,433,967	6,614,792	$150,104,126

Shares issued through reinvestment of distributions	47,201	892,099	588,948	8,792,993

Shares redeemed	(1,765,278)	(30,910,184)	(6,742,777)	(135,104,968)
Net increase	6,375,565	$103,415,882	460,963	$23,792,151

144	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
MATTHEWS INDIA FUND

Investor Class

Shares sold	7,731,394	$200,765,536	10,324,568	$334,912,011

Shares issued through reinvestment of distributions	3,684,970	85,638,714	5,722,656	144,439,816

Shares redeemed	(18,554,986)	(473,744,143)	(18,347,443)	(565,381,775)
Net (decrease)	(7,138,622)	($187,339,893)	(2,300,219)	($86,029,948)
Institutional Class

Shares sold	6,857,047	$178,913,179	6,465,401	$215,871,605

Shares issued through reinvestment of distributions	607,390	14,279,727	1,158,242	29,500,413

Shares redeemed	(17,386,942)	(457,235,640)	(13,006,329)	(414,651,704)
Net (decrease)	(9,922,505)	($264,042,734)	(5,382,686)	($169,279,686)
MATTHEWS JAPAN FUND

Investor Class

Shares sold	14,040,067	$281,660,571	35,434,821	$838,074,072

Shares issued through reinvestment of distributions	5,462,457	117,661,321	3,537,698	69,727,510

Shares redeemed	(43,276,411)	(904,215,429)	(36,383,495)	(791,989,983)
Net increase (decrease)	(23,773,887)	($504,893,537)	2,589,024	$115,811,599
Institutional Class

Shares sold	10,666,389	$222,188,400	28,126,973	$681,080,915

Shares issued through reinvestment of distributions	1,514,104	32,674,366	788,439	15,563,790

Shares redeemed	(36,054,972)	(745,335,389)	(47,031,577)	(1,073,069,165)
Net (decrease)	(23,874,479)	($490,472,623)	(18,116,165)	($376,424,460)
MATTHEWS KOREA FUND

Investor Class

Shares sold	2,059,086	$9,109,614	4,808,867	$28,840,215

Shares issued through reinvestment of distributions	2,084,515	8,984,260	4,259,343	19,124,478

Shares redeemed	(6,006,394)	(26,550,755)	(9,178,750)	(52,897,760)
Net (decrease)	(1,862,793)	($8,456,881)	(110,540)	($4,933,067)
Institutional Class

Shares sold	3,918,143	$17,759,942	4,291,986	$26,760,451

Shares issued through reinvestment of distributions	393,829	1,709,218	605,040	2,734,781

Shares redeemed	(3,210,203)	(14,313,984)	(5,384,782)	(29,526,364)
Net increase (decrease)	1,101,769	$5,155,176	(487,756)	($31,132)
MATTHEWS ASIA SMALL COMPANIES FUND

Investor Class

Shares sold	1,052,343	$17,606,463	1,341,878	$28,839,901

Shares issued through reinvestment of distributions	26,715	477,400	1,344,976	21,129,567

Shares redeemed	(2,952,819)	(50,877,217)	(4,600,698)	(92,122,082)
Net (decrease)	(1,873,761)	($32,793,354)	(1,913,844)	($42,152,614)
Institutional Class

Shares sold	2,286,863	$38,931,702	2,031,529	$42,209,221

Shares issued through reinvestment of distributions	31,309	558,232	1,164,500	18,247,712

Shares redeemed	(2,456,706)	(41,355,074)	(8,539,680)	(162,341,803)
Net (decrease)	(138,534)	($1,865,140)	(5,343,651)	($101,884,870)
MATTHEWS CHINA SMALL COMPANIES FUND

Investor Class

Shares sold	2,414,807	$28,243,922	4,586,645	$55,688,924

Shares issued through reinvestment of distributions	48,885	626,223	95,152	942,955

Shares redeemed	(1,880,948)	(20,832,077)	(3,284,316)	(36,655,946)
Net increase	582,744	$8,038,068	1,397,481	$19,975,933
Institutional Class

Shares sold	1,234,398	$13,977,800	2,620,573	$28,921,075

Shares issued through reinvestment of distributions	25,389	325,995	32,751	324,895

Shares redeemed	(904,930)	(10,177,325)	(530,287)	(5,561,926)
Net increase	354,857	$4,126,470	2,123,037	$23,684,044

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Notes to Financial Statements (continued)

Prior to November 1, 2019, a 2.00% redemption fee was assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. Effective November 1, 2019, the redemption fees were discontinued for the Covered Funds. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that shares were purchased, and first redeem the shares that have been held the longest.

The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

5.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to the prior Investment Advisory Agreement dated August 13, 2004, as amended (the “Prior Advisory Agreement”) and the current Investment Advisory Agreement dated February 1, 2016, as amended (the “Current Advisory Agreement,” and together with the Prior Advisory Agreement, the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Total Return Bond Fund, Matthews Asia Credit Opportunities Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Each of the Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund paid Matthews an annual fee of 0.55% of such Fund’s annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Investment advisory fees charged, waived fees and reimbursed additional expenses for the year ended December 31, 2019, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Total Return Bond Fund	$611,661	($54,751)	$556,910
Matthews Asia Credit Opportunities Fund	314,601	(90,168)	224,433
Matthews Asian Growth and Income Fund	9,541,100	—	9,541,100
Matthews Asia Dividend Fund	38,850,877	(324,071)	38,526,806
Matthews China Dividend Fund	2,339,083	—	2,339,083
Matthews Asia Value Fund	163,984	(111,890)	52,094
Matthews Asia Growth Fund	7,306,056	—	7,306,056
Matthews Pacific Tiger Fund	58,476,072	(995,561)	57,480,511
Matthews Asia ESG Fund	295,062	(67,253)	227,809
Matthews Emerging Asia Fund	4,090,229	(997,574)	3,092,655
Matthews Asia Innovators Fund	1,850,053	—	1,850,053
Matthews China Fund	5,445,543	—	5,445,543
Matthews India Fund	9,054,676	—	9,054,676
Matthews Japan Fund	17,717,992	—	17,717,992
Matthews Korea Fund	967,440	—	967,440
Matthews Asia Small Companies Fund	1,875,299	(336,966)	1,538,333
Matthews China Small Companies Fund	752,663	(167,178)	585,485

	$159,652,391	($3,145,412)	$156,506,979

Under a written agreement between the Funds and Matthews (the “Operating Expense Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. Effective November 30, 2017 for all Funds, except Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, this level is 1.25% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses (e.g., custody fees) for the Investor Class. Beginning on November 1, 2019, Matthews voluntarily reduced this expense limitation to 1.20% for the Institutional Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.25%. For Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund this level is 0.90% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses (e.g., custody fees) for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. In turn, if the expenses of a Fund, other than the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, fall

146	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. For the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, any amount waived is not subject to recoupment. This agreement will continue through April 30, 2021, may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Waived Fees Subject to Possible Future Recoupment

On December 31, 2019, the amounts expired and subject to possible future recoupment under the expense limitation agreement are as follows:

	Expired December 31,	Expiring December 31,
	2019	2020	2021	2022
Matthews Asia Value Fund	$211,035	$119,683	$81,767	$111,890
Matthews Asia ESG Fund	163,853	156,429	156,459	67,253
Matthews Emerging Asia Fund	553,167	878,171	1,073,964	997,574
Matthews Asia Small Companies Fund	252,008	272,597	308,001	336,966
Matthews China Small Companies Fund	142,295	184,162	275,220	167,178

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

Administration and shareholder servicing fees charged, for the year ended December 31, 2019, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Asia Total Return Bond Fund	$155,170	$—	$155,170
Matthews Asia Credit Opportunities Fund	79,904	—	79,904
Matthews Asian Growth and Income Fund	2,006,211	—	2,006,211
Matthews Asia Dividend Fund	8,165,103	(324,071)	7,841,032
Matthews China Dividend Fund	491,931	—	491,931
Matthews Asia Value Fund	34,437	—	34,437
Matthews Asia Growth Fund	1,536,737	—	1,536,737
Matthews Pacific Tiger Fund	12,294,789	(995,561)	11,299,228
Matthews Asia ESG Fund	62,098	—	62,098
Matthews Emerging Asia Fund	569,952	—	569,952
Matthews Asia Innovators Fund	389,047	—	389,047
Matthews China Fund	1,145,038	—	1,145,038
Matthews India Fund	1,901,377	—	1,901,377
Matthews Japan Fund	3,722,766	—	3,722,766
Matthews Korea Fund	203,348	—	203,348
Matthews Asia Small Companies Fund	261,408	—	261,408
Matthews China Small Companies Fund	104,995	—	104,995

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the Statements of Assets and Liabilities as well as the Statements of Operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

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Notes to Financial Statements (continued)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the year ended December 31, 2019 were as follows:

Administration and Accounting fees
Matthews Asia Total Return Bond Fund	$8,897
Matthews Asia Credit Opportunities Fund	4,576
Matthews Asian Growth and Income Fund	115,107
Matthews Asia Dividend Fund	468,729
Matthews China Dividend Fund	28,219
Matthews Asia Value Fund	1,979
Matthews Asia Growth Fund	88,141
Matthews Pacific Tiger Fund	705,483
Matthews Asia ESG Fund	3,560
Matthews Emerging Asia Fund	32,722
Matthews Asia Innovators Fund	22,319
Matthews China Fund	65,697
Matthews India Fund	109,250
Matthews Japan Fund	213,768
Matthews Korea Fund	11,672
Matthews Asia Small Companies Fund	15,002
Matthews China Small Companies Fund	6,021

As of December 31, 2019, Matthews and its affiliates held significant shares in the Funds as follows:

	Shares held by Matthews and its Affiliates	Percentage of Outstanding Shares
Matthews Asia Credit Opportunities Fund	1,128,618	13%
Matthews Asia ESG Fund	1,042,943	21%

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $1,109,740 in aggregate for regular compensation during the year ended December 31, 2019.

6.	INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2019 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Total Return Bond Fund	$—	$—	$96,588,485	$90,623,312
Matthews Asia Credit Opportunities Fund	—	—	84,310,858	43,863,064
Matthews Asian Growth and Income Fund	—	—	307,626,184	476,546,311
Matthews Asia Dividend Fund	81,971,247	94,671,559	1,654,639,061	2,576,806,336
Matthews China Dividend Fund	—	—	291,007,542	221,529,815
Matthews Asia Value Fund	—	—	6,790,802	9,273,057
Matthews Asia Growth Fund	21,828,952	—	397,998,685	394,415,627
Matthews Pacific Tiger Fund	199,423,161	—	1,278,282,381	1,854,467,255
Matthews Asia ESG Fund	—	—	35,199,808	13,053,802
Matthews Emerging Asia Fund	4,968,018	1,080,614	68,990,865	114,446,074
Matthews Asia Innovators Fund	—	—	216,067,859	225,991,257
Matthews China Fund	—	—	607,249,381	542,710,880
Matthews India Fund	—	18,356,306	326,461,223	886,690,830
Matthews Japan Fund	—	—	651,041,789	1,853,443,061
Matthews Korea Fund	—	—	51,705,655	60,729,730
Matthews Asia Small Companies Fund	—	—	103,420,702	154,379,266
Matthews China Small Companies Fund	—	—	57,370,128	47,723,621

7.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2019, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

148	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2019 is as follows:

	Value at Dec. 31, 2018	Purchases		Sales	Net Realized Gain (Loss) Jan. 1, 2019– Dec. 31, 2019	Net Change in Unrealized Appreciation (Depreciation)	Value at Dec. 31, 2019	Shares Dec. 31, 2019	Dividend Income Jan. 1, 2019– Dec. 31, 2019

MATTHEWS ASIA DIVIDEND FUND

Name of Issuer:

Anritsu Corp.	$129,966,714	$—		$20,851,374	$8,995,936	$46,687,927	$164,799,203	8,326,100	$1,770,320
Ascendas India Trust†	45,851,208	—		1,171,760	—	—	—	56,820,600	—
Beijing Capital International Airport Co., Ltd. H Shares†	99,853,768	4,358,986		13,219,780	—	—	—	83,732,000	—
BELLSYSTEM24 Holdings, Inc.	65,691,365	1,865,825		2,321,614	(102,416)	22,818,375	87,951,535	5,609,000	1,860,301
BGF Retail Co., Ltd.†	175,532,359	—		26,264,340	—	—	—	799,997	—
Breville Group, Ltd.	91,527,205	—		52,700,631	22,499,367	35,281,931	96,607,872	7,876,641	2,467,731
CapitaLand Retail China Trust, REIT†	49,706,389	3,660,850	††	1,137,391	—	—	—	53,156,900	—
China Steel Chemical Corp.	69,943,970	—		5,704,704	(813,143)	(5,355,348)	58,070,775	14,196,000	2,072,815
Eiken Chemical Co., Ltd.	76,416,687	4,650,433		1,769,054	(14,316)	(11,696,568)	67,587,182	3,651,700	887,705
HKBN, Ltd.†	85,506,443	—		2,589,102	—	—	—	54,905,123	—
KATITAS Co., Ltd.	—	68,897,170		1,717,668	470,328	24,606,611	92,256,441	2,095,600	890,215
Minda Industries, Ltd.	64,533,029	2,948,832		1,114,996	395,479	4,453,848	71,216,192	14,447,293	230,107
Minth Group, Ltd.	219,908,372	3,608,987		6,238,089	3,745,206	17,178,609	238,203,085	67,459,000	5,847,089
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares†	42,026,409	—		30,131,280	—	—	—	—	—
Yuexiu Transport Infrastructure, Ltd.	73,834,708	—		2,253,429	784,194	11,911,618	84,277,091	94,728,000	5,196,091

Total Affiliates					$35,960,635	$145,887,003	$960,969,376		$21,222,374

MATTHEWS ASIA GROWTH FUND

Name of Issuer:

Rozetta Corp.	$—	$17,889,857		$—	$—	$711,524	$18,601,381	516,600	$—
Sampath Bank PLC	20,720,071	3,939,095	††	—	—	(5,048,952)	19,610,214	21,899,216	395,119

Total Affiliates					$—	$(4,337,428)	$38,211,595		$395,119

MATTHEWS PACIFIC TIGER FUND

Name of Issuer:

Cheil Worldwide, Inc.†	$147,448,645	$—		$49,732,448	$—	$—	$—	5,057,779	$—
DB Insurance Co., Ltd.†	224,865,683	—		3,758,372	—	—	—	3,495,200	—
DKSH Holding AG	197,817,440	69,674,373		—	—	(47,839,585)	219,652,228	4,039,869	4,182,133
Fuyao Glass Industry Group Co., Ltd. H Shares	111,182,580	45,224,601		—	—	(5,486,857)	150,920,324	49,288,400	3,779,934
Guotai Junan Securities Co., Ltd. H Shares	86,942,148	84,524,187		—	—	(25,643,049)	145,823,286	82,304,600	2,971,099
Just Dial, Ltd.†	25,558,400	—		15,565,811	—	—	—	1,765,000	—
Orion Holdings Corp.	86,522,603	—		—	—	408,771	86,931,374	5,656,566	5,392,455
Tata Power Co., Ltd.	198,263,749	—		—	—	(55,483,582)	142,780,167	180,316,487	3,384,208

Total Affiliates					$—	($134,044,302)	$746,107,379		$19,709,829

MATTHEWS EMERGING ASIA FUND

Name of Issuer:

PAK Suzuki Motor Co., Ltd.	$4,124,659	$4,968,018		$1,080,614	($1,337,967)	$1,104,143	$7,778,239	5,221,400	$91,438
Shifa International Hospitals, Ltd.†	4,139,332	—		223,004	—	—	—	2,676,951	—
Taisun International Holding Corp.†	8,786,929	—		1,736,731	—	—	—	1,739,000	—
Vietnam National Seed Group JSC	4,371,071	—		—	—	4,244	4,375,315	1,126,522	145,764

Total Affiliates					($1,337,967)	$1,108,387	$12,153,554		$237,202

MATTHEWS INDIA FUND

Name of Issuer:

Caplin Point Laboratories, Ltd.†	$21,157,850	$—		$708,141	$—	$—	$—	3,722,941	$—
eClerx Services, Ltd.†	36,787,720	—		21,797,488	—	—	—	—	—
VST Industries, Ltd.	54,669,836	—		18,356,306	9,394,516	2,763,341	48,471,387	820,937	1,498,521

Total Affiliates					$9,394,516	$2,763,341	$48,471,387		$1,498,521

†	Issuer was not an affiliated company as of December 31, 2019.
††	Includes equity offering and stock dividend during the period.

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Notes to Financial Statements (continued)

8.	INCOME TAX INFORMATION

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2019. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2019, the components of accumulated earnings/deficit on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards
Matthews Asia Total Return Bond Fund	$298,202	$—	($1,503,507)
Matthews Asia Credit Opportunities Fund	237,320	—	—
Matthews Asian Growth and Income Fund	—	391,926	—
Matthews Asia Dividend Fund	24,437,437	—	(82,955,984)
Matthews China Dividend Fund	2,882,841	—	(1,827,665)
Matthews Asia Value Fund	—	—	(2,013,903)
Matthews Asia Growth Fund	8,238,871	372,626	—
Matthews Pacific Tiger Fund	6,957,434	60,177,605	—
Matthews Asia ESG Fund	189,851	188,771	—
Matthews Emerging Asia Fund	3,450,693	—	(32,415,499)
Matthews Asia Innovators Fund	—	1,774,514	—
Matthews China Fund	37,004	—	(24,326,229)
Matthews India Fund	4,523,729	16,595,309	—
Matthews Japan Fund	4,083,649	—	—
Matthews Korea Fund	1,103,583	—	(5,032,382)
Matthews Asia Small Companies Fund	—	134,758	—
Matthews China Small Companies Fund	55,323	—	(453,542)

	Late Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/(Deficit)
Matthews Asia Total Return Bond Fund	$—	$—	$3,439,798	$2,234,493
Matthews Asia Credit Opportunities Fund	(40,191)	—	1,536,315	1,733,444
Matthews Asian Growth and Income Fund	—	—	178,521,659	178,913,585
Matthews Asia Dividend Fund	—	(8,528)	966,821,087	908,294,012
Matthews China Dividend Fund	(3,920,578)	—	20,670,926	17,805,524
Matthews Asia Value Fund	—	—	(528,076)	(2,541,979)
Matthews Asia Growth Fund	(1,542,268)	—	302,744,458	309,813,687
Matthews Pacific Tiger Fund	—	—	2,765,104,028	2,832,239,067
Matthews Asia ESG Fund	—	—	3,337,076	3,715,698
Matthews Emerging Asia Fund	—	—	(14,854,477)	(43,819,283)
Matthews Asia Innovators Fund	—	—	66,078,235	67,852,749
Matthews China Fund	—	—	102,948,502	78,659,277
Matthews India Fund	—	(1,285)	100,113,258	121,231,011
Matthews Japan Fund	(10,705,586)	—	399,087,845	392,465,908
Matthews Korea Fund	—	—	14,377,653	10,448,854
Matthews Asia Small Companies Fund	—	—	(1,835,263)	(1,700,505)
Matthews China Small Companies Fund	(440,033)	—	11,087,723	10,249,471

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.
**

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

150	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

As of December 31, 2019, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Amount With No Expiration
	Short-term Losses	Long-term Losses	Total
Matthews Asia Total Return Bond Fund	1,503,507	—	1,503,507
Matthews Asia Dividend Fund	82,955,984	—	82,955,984
Matthews China Dividend Fund	1,827,665	—	1,827,665
Matthews Asia Value Fund	222,757	1,791,146	2,013,903
Matthews Emerging Asia Fund	857,272	31,558,227	32,415,499
Matthews China Fund	8,066,547	16,259,682	24,326,229
Matthews Korea Fund	1,762,326	3,270,056	5,032,382
Matthews China Small Companies Fund	—	453,542	453,542

The following Funds utilized capital loss carryforwards in the current year:

Utilized Capital Loss Carryforwards
Matthews Asia Total Return Bond Fund	$2,808,891
Matthews Asia Credit Opportunities Fund	683,386

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to investments in PFICs, non-deductible expenses, foreign currency reclassification, NOL (net operating loss) adjustments, capital gains tax, distributions in excess of current earnings and profits, re-characterization of distributions, investment in swaps, adjustments on distributions related to taxable spinoffs and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. For the year ended December 31, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase/ (Decrease) Capital paid-in	Increase/ (Decrease) Total Distributable Earnings/ (Accumulated Loss)
Matthews Asia Total Return Bond Fund	$—	$—
Matthews Asia Credit Opportunities Fund	—	—
Matthews Asian Growth and Income Fund	3,643,179	(3,643,179)
Matthews Asia Dividend Fund	—	—
Matthews China Dividend Fund	2,487	(2,487)
Matthews Asia Value Fund	(75,587)	75,587
Matthews Asia Growth Fund	850,456	(850,456)
Matthews Pacific Tiger Fund	25,399,386	(25,399,386)
Matthews Asia ESG Fund	19,535	(19,535)
Matthews Emerging Asia Fund	—	—
Matthews Asia Innovators Fund	(327,835)	327,835
Matthews China Fund	—	—
Matthews India Fund	8,705,139	(8,705,139)
Matthews Japan Fund	10,555,618	(10,555,618)
Matthews Korea Fund	—	—
Matthews Asia Small Companies Fund	23,702	(23,702)
Matthews China Small Companies Fund	8,256	(8,256)

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Notes to Financial Statements (continued)

As of December 31, 2019, the tax cost of investments, including derivatives, and the related net unrealized appreciation and depreciation were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Matthews Asia Total Return Bond Fund	$106,608,231	$3,978,067	$(646,840)	$3,331,227
Matthews Asia Credit Opportunities Fund	81,454,387	1,978,969	(442,345)	1,536,624
Matthews Asian Growth and Income Fund	1,258,135,166	270,863,467	(91,695,098)	179,168,369
Matthews Asia Dividend Fund	4,342,218,963	1,241,698,732	(275,068,072)	966,630,660
Matthews China Dividend Fund	349,901,429	50,786,248	(30,118,254)	20,667,994
Matthews Asia Value Fund	17,301,207	2,151,738	(2,672,649)	(520,911)
Matthews Asia Growth Fund	868,270,893	352,136,570	(49,119,041)	303,017,529
Matthews Pacific Tiger Fund	5,904,405,487	3,562,479,504	(766,850,115)	2,795,629,389
Matthews Asia ESG Fund	51,180,116	5,958,836	(2,523,228)	3,435,608
Matthews Emerging Asia Fund	332,094,706	52,723,727	(65,809,467)	(13,085,740)
Matthews Asia Innovators Fund	234,723,844	71,035,986	(3,981,568)	67,054,418
Matthews China Fund	791,216,765	119,326,650	(16,378,119)	102,948,531
Matthews India Fund	848,201,108	221,055,904	(107,459,606)	113,596,298
Matthews Japan Fund	1,852,692,276	458,179,099	(59,263,536)	398,915,563
Matthews Korea Fund	119,803,557	21,998,073	(7,628,089)	14,369,984
Matthews Asia Small Companies Fund	173,280,819	24,207,806	(24,961,297)	(753,491)
Matthews China Small Companies Fund	74,561,567	17,270,767	(6,183,312)	11,087,455

9.	SUBSEQUENT EVENTS

Effective January 31, 2020 (after the close of the NYSE), the Matthews Asia Strategic Income Fund was renamed the Matthews Asia Total Return Bond Fund.

152	MATTHEWS ASIA FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Matthews Asia Funds and Shareholders of Matthews Asia Total Return Bond Fund (formerly known as Matthews Asia Strategic Income Fund), Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Matthews Asia Total Return Bond Fund (formerly known as Matthews Asia Strategic Income Fund), Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (constituting Matthews Asia Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, CA

February 26, 2020

We have served as the auditor of one or more investment companies in Matthews Asia Funds since 2007.

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Tax Information (unaudited)

For shareholders who do not have a December 31, 2019 tax year-end, this notice is for informational purposes. For the period January 1, 2019 to December 31, 2019, the Funds report the following items with regard to distributions paid during the period. All reports are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds report a portion of the ordinary income distributed during the year ended December 31, 2019 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Asia Total Return Bond Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%
Matthews Asian Growth and Income Fund	65.10%
Matthews Asia Dividend Fund	62.75%
Matthews China Dividend Fund	68.59%
Matthews Asia Value Fund	18.41%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	100.00%
Matthews Asia ESG Fund	93.97%
Matthews Emerging Asia Fund	100.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	98.22%
Matthews India Fund	0.00%
Matthews Japan Fund	100.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	100.00%
Matthews China Small Companies Fund	8.59%

2. Dividends Received Deduction

The Funds report a Dividend Received Deduction pursuant to Section 854 of the Internal Revenue Code for the year ended December 31, 2019 as follows:

Matthews Asia Total Return Bond Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%
Matthews Asian Growth and Income Fund	8.14%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	0.00%
Matthews Asia Value Fund	0.25%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	4.34%
Matthews Asia ESG Fund	0.00%
Matthews Emerging Asia Fund	0.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	0.00%

154	MATTHEWS ASIA FUNDS

Tax Information (unaudited) (continued)

3. Long-Term Capital Gain Distributions

The Funds report Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2019 as follows:

Long-Term Capital Gains
Matthews Asia Total Return Bond Fund	$—
Matthews Asia Credit Opportunities Fund	42,003
Matthews Asian Growth and Income Fund	22,400,844
Matthews Asia Dividend Fund	—
Matthews China Dividend Fund	—
Matthews Asia Value Fund	—
Matthews Asia Growth Fund	12,060,061
Matthews Pacific Tiger Fund	269,683,012
Matthews Asia ESG Fund	588,349
Matthews Emerging Asia Fund	8,355,290
Matthews Asia Innovators Fund	976,006
Matthews China Fund	—
Matthews India Fund	115,678,091
Matthews Japan Fund	190,758,914
Matthews Korea Fund	10,920,522
Matthews Asia Small Companies Fund	79,318
Matthews China Small Companies Fund	—

4. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2019 as follows:

	Foreign Source Income	Foreign Taxes Paid
Matthews Asia Total Return Bond Fund	$6,410,534	$141,431
Matthews Asia Credit Opportunities Fund	—	—
Matthews Asian Growth and Income Fund	40,183,566	2,314,970
Matthews Asia Dividend Fund	173,092,906	14,491,515
Matthews China Dividend Fund	12,031,955	621,269
Matthews Asia Value Fund	1,410,518	62,420
Matthews Asia Growth Fund	—	—
Matthews Pacific Tiger Fund	158,992,859	13,822,191
Matthews Asia ESG Fund	880,459	90,637
Matthews Emerging Asia Fund	—	1,430,920
Matthews Asia Innovators Fund	—	—
Matthews China Fund	19,855,961	1,119,886
Matthews India Fund	—	—
Matthews Japan Fund	40,985,934	4,097,158
Matthews Korea Fund	—	—
Matthews Asia Small Companies Fund	4,397,482	318,032
Matthews China Small Companies Fund	2,023,260	51,011

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Tax Information (unaudited) (continued)

5. Qualified Interest Income

The Funds report a portion of the net income dividends distributed during the year ended December 31, 2019, as Qualified

Interest Income (QII), as defined in the Internal Revenue Code as follows:

QII Portion
Matthews Asia Total Return Bond Fund	0.61%
Matthews Asia Credit Opportunities Fund	1.82%
Matthews Asian Growth and Income Fund	0.90%
Matthews Asia Dividend Fund	0.60%
Matthews China Dividend Fund	1.34%
Matthews Asia Value Fund	3.29%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	1.71%
Matthews Asia ESG Fund	1.21%
Matthews Emerging Asia Fund	0.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	2.34%
Matthews India Fund	0.00%
Matthews Japan Fund	2.75%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	5.20%
Matthews China Small Companies Fund	3.42%

6. Qualified Short-Term Capital Gain Dividends

The Funds designate a portion of the short term capital gain dividends distributed during the year ended December 31, 2019, as Qualified Short Term Gain, as defined in the Internal Revenue Code as follows:

Short-Term Gains
Matthews Asia Total Return Bond Fund	0.00%
Matthews Asia Credit Opportunities Fund	100.00%
Matthews Asian Growth and Income Fund	0.00%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	0.00%
Matthews Asia Value Fund	0.00%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	0.00%
Matthews Asia ESG Fund	0.00%
Matthews Emerging Asia Fund	0.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	0.00%

156	MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (unaudited)

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to an Investment Advisory Agreement dated as of February 1, 2016, as amended (the “Advisory Agreement”), which has been approved by the Board of Trustees of the Funds, including all of the Trustees who are not “interested persons” (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), as well as by the shareholders of each Fund in accordance with the requirements of the 1940 Act. Following an initial two-year term with respect to each Fund upon its commencement of operations, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on August 28 and 29, 2019 (the “Meeting”), the Board, including the Independent Trustees of the Trust, approved the continuation of the Advisory Agreement for an additional one-year term beginning February 1, 2020 with respect to each Fund.

At the Meeting and at prior meetings, the Board received and considered information (both written and oral) provided to assist it in the review of the Advisory Agreement and made assessments with respect to each Fund. The Independent Trustees were advised by independent legal counsel with respect to these matters. In addition, the Board received in-person presentations about the Funds throughout the year. Among the information considered by the Board were responses to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel. Matthews furnished extensive information in response to this request with respect to many subjects relating to the Advisory Agreement and addressed many of the factors discussed below, including but not limited to information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Advisory Agreement, compliance procedures and resources, investment performance of the Funds, expenses of the Funds, brokerage and portfolio transactions, distribution and marketing of the Funds, shareholder services and relationships with intermediaries, and other information considered relevant.

In considering information relating to management fee levels, which the Board considers to be the advisory and administrative fees both separately and on a combined basis, the Board considered, among other things, information provided by Matthews as to Fund management services and fees as compared to advisory services and fees charged by Matthews to its institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to appropriate peer groups of mutual funds, as well as performance data provided by Matthews with respect to pooled vehicles or other accounts managed by Matthews with similar investment objectives and/or strategies to the Funds, as applicable.

The Independent Trustees also considered that in 2017 they had engaged an Independent Consultant (“Independent Consultant”) with substantial industry experience in providing fund boards with analysis to assist them in their Annual 15(c) Process. The Independent Trustees considered the work and analysis performed by the Independent Consultant in that engagement to review the process for selecting appropriate peer groups for the Funds as helpful in their review for the Annual 15(c) Process. Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. The Board also took into account that, under the Administration and Shareholder Services Agreement, Matthews provides additional services to the Funds that are essential to the operation of the Funds and that, although Matthews is separately compensated under that agreement, these additional services are provided in connection with Matthews’ advisory relationship with the Funds.

In addition to the information furnished by Matthews, the Trustees were provided with a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Advisory Agreement and discussed these matters with their counsel.

Prior to the Meeting, a working group of Independent Trustees and independent legal counsel had met with representatives of Matthews to review relevant information in connection with the Annual 15(c) Process. Thereafter, all of the Independent Trustees had met separately with their independent legal counsel to review all of the information provided in connection with the Annual 15(c) Process. At these sessions, the Independent Trustees asked Matthews to provide certain additional information and to respond to certain additional questions at the Meeting. The Independent Trustees then reviewed this supplemental information which was provided prior to and at the Meeting. The Independent Trustees discussed the renewal of the Advisory Agreement with representatives of Matthews and among themselves in private sessions on various occasions at which no representatives of Matthews were present.

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Advisory Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

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1.	The nature, extent and quality of the services provided by Matthews under the Advisory Agreement.

The Trustees considered the overall financial strength and stability of Matthews and its ability to provide a high level and quality of services to the Funds. The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews has expanded its professional staff at both senior and junior levels over the past several years, and has enjoyed relative stability of its senior executives and portfolio management teams. They also reviewed Matthews’ recent hirings to further strengthen or maintain current capabilities and to support future potential growth of assets and the expansion of its business. Among the improved capabilities noted by the Independent Trustees over the past several years are enhanced risk analytical resources and related professionals, including the appointment of a new Global Head of Risk and Compliance in 2017 and ongoing enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to financial intermediary oversight and valuation practices.

The Trustees considered Matthews as well positioned to continue to provide high quality services to the Funds under various market conditions, as demonstrated by past periods of volatile and challenging securities markets that have caused either contracting revenues or rapidly expanding assets at different times. The Trustees attributed much of that past stability to Matthews’ emphasis on preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves.

As in past years, the Trustees considered the technical capabilities of Matthews, including the design and implementation of its disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Funds’ various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year.

The Trustees noted the significant role played by Matthews with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are fully satisfactory.

2.	The investment performance of the Funds.

The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to appropriate peer funds and benchmark indices for various periods ending June 30, 2019. The Trustees considered investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian markets. The Trustees also noted the difficulty of fairly benchmarking performance for certain of the Funds as well as the difficulty of establishing appropriate peer groups or benchmark indices for certain of the Funds because of the lack of other funds with a similar investment focus. The Independent Trustees reviewed information as to peer group selections presented by Broadridge and took into account the work previously done by the Independent Consultant in reviewing the peer group selection process.

The Trustees reviewed each Fund’s performance on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record was measured as of a specific ending date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions.

The Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that Matthews had provided an explanation for that performance and explained its reasons for maintaining a consistent investment philosophy. In addition, the Trustees recognized actions taken by Matthews from time to time in response to performance concerns, such as changes to members of a portfolio management team. A summary of each Fund’s performance track record is provided below.

For Matthews Pacific Tiger Fund, the Trustees noted that the Fund’s performance was very strong in the five-year and since inception periods, ranking in the first quintile for those periods against the peer group, in the fourth quintile for three years and second quintile for one year. The Trustees

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also noted that the Fund outperformed the median of its peer group for the one-year, five-year and since inception periods and underperformed the median for the three-year period.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund has experienced difficult performance for the three- and five-year periods, ranking in the fifth quintile of its peer group, but that recent performance had improved, with the Fund ranking in the first quintile for the one-year period. The Trustees also noted that the Fund’s performance ranked in the third quintile for the since inception period. The Trustees further noted that the Fund outperformed its peer group median for the one-year period but underperformed for the three-year, five-year and since inception periods. The Trustees took into account Matthews’ explanation that much of the longer-term underperformance was the result of a relatively weak 2016, but that the Fund had less volatility compared to the peer group. The Board also considered that Matthews had made changes the previous year to the portfolio management and research teams for the Fund and noted the improved performance since that time.

For Matthews Korea Fund, the Trustees noted that the Fund had enjoyed favorable relative performance for the five-year and since inception periods, but performed below the median for the one- and three-year periods. The Trustees took into account, however, that the peer universe for the Fund was very small, with only a few comparable funds and that, therefore, relative peer performance was less useful than if the peer universe were larger.

For Matthews China Fund, the Trustees noted that the Fund’s performance had ranked in the third quintile for the one-year and since inception periods, first quintile for the three-year period and second quintile for the five-year period. The Trustees also noted that the Fund outperformed the median of its peer funds over each of those periods.

For Matthews Japan Fund, the Trustees noted that the Fund’s performance had ranked in the fourth quintile for the one- and three-year periods, but that longer-term performance was favorable compared to its peer funds, with the Fund ranking in the second quintile and exceeding the median for the five-year and since inception periods. The Trustees took into consideration Matthews’ discussions regarding the reasons for the shorter-term underperformance.

For Matthews Asia Innovators Fund, the Trustees noted that the Fund has experienced recent underperformance, ranking in the fifth quintile for the one-year period, but that the Fund was above the median of its peer funds over the three-year period and well above the median for the five-year and since inception periods, ranking in the first quintile for all of those periods. The Trustees noted the absence of a directly comparable peer group with the same Asia-focused industry concentration even though the Fund slightly expanded its investment focus starting in 2016.

For Matthews Asia Growth Fund, the Trustees noted that the Fund ranked in the fifth quintile for the one-year period, but that the Fund had stronger longer-term performance, ranking in the third quintile for the three- and five-year periods and outperforming the median of its peers for the three-year, five-year and since inception periods. The Trustees took into account, however, that principally due to the Fund’s exposure to Japan, the peer universe for the Fund was small, with only a few comparable funds and that therefore relative peer performance was of less use than if the peer universe were larger. The Board also considered Matthews’ discussion regarding the factors contributing to the recent underperformance.

For Matthews India Fund, the Trustees noted that the Fund ranked in the fourth quintile for the one- and three-year periods ,underperforming the median of its peer group, but outperformed the median of its peer funds and ranked in the first quintile over the five-year and since inception periods. The Trustees took into consideration Matthews’ discussions regarding the factors that had contributed to the shorter-term underperformance.

For Matthews Asia Dividend Fund, the Trustees noted that the Fund outperformed the median performance of its peer group for the five-year and since inception periods, ranking in the third quintile over the five-year period, but lagged the median for the peer group for the one-and three-year periods, ranking in the fourth and fifth quintile for those periods, respectively. The Trustees took into account, however, that principally due to the Fund’s exposure to Japan, the peer universe for the Fund was small, with only a few comparable funds and that therefore relative peer performance was of less use than if the peer universe were larger.

For Matthews Asia Small Companies Fund, the Trustees noted that the Fund ranked above the median for the one- and three-year periods, with only two funds in the peer group (and was the only fund in the peer group for the five-year and since inception periods). The Trustees also noted that a possible larger peer group had been reviewed and determined not to be sufficiently similar to the Fund to be useful. The Trustees considered further that most of the peer group funds were not focused on Asian small cap investments and, therefore, were considered to be of limited use in evaluating the Fund’s performance.

For Matthews China Dividend Fund, the Trustees noted the Fund’s strong relative performance, ranking in the second quintile of its peer group for the one-year period and first quintile for the three-year, five-year and since inception periods. The Trustees also noted that the Fund had outperformed its peer group median for the one-year, three-year, five-year and since inception periods.

For Matthews China Small Companies Fund, the Trustees noted that the Fund’s performance was equal to the median for its peer group for the one-year period and outperformed the median for the since inception period, with only three funds in the peer group.

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For Matthews Asia Total Return Bond Fund, the Trustees noted that the Fund’s performance had ranked in the fifth quintile for the one-year period, but that the Fund’s longer-term performance was stronger, ranking in the second quintile for the three- and five-year periods and the third quintile for the period since inception. The Trustees noted that the Fund had underperformed its peer group median for the one-year and since inception periods but had outperformed for the three- and five-year periods. The Trustees recognized that the peer groups included mostly broader emerging market hard currency debt funds not focused on Asia, making the peer group less useful in comparing relative performance than if their principal investment strategies were more closely aligned with the Fund’s investment focus. The Trustees also considered that the Advisor was proposing changes to the Fund’s name and principal investment strategy, noting that those changes are not expected to impact the way the Fund is managed or the Fund’s risk/return profile.

For Matthews Emerging Asia Fund, the Trustees noted that the Fund’s performance had ranked above the median of its peer group for the five-year and since inception periods, ranking in the first and second quintile for those periods, respectively, but had experienced difficult relative one- and three-year performance, ranking in the fifth quintile among its peers. The Trustees took into account Matthews’ explanation that the Fund differs from most funds in its peer group due to its investment focus on frontier countries, such as Pakistan. Recent weak performance of frontier country stocks has resulted in relative underperformance of the Fund against its peer universe.

For Matthews Asia ESG Fund, the Trustees noted that the Fund had outperformed its peer group median for the one-year and since inception periods and had ranked in the second quintile for those periods and that the Fund had underperformed its peer group median for the three-year period and ranked in the third quintile. The Trustees noted that the peer group funds did not have a similar ESG strategy as the Fund.

For Matthews Asia Value Fund, the Trustees noted that the Fund’s performance had ranked in the fourth quintile for the one-year period, second quintile for the three-year period and third quintile since inception. The Trustees also noted that the Fund’s performance exceeded the peer group median for the three-year and since inception periods with strong positive performance.

For Matthews Asia Credit Opportunities Funds, the Trustees noted that the Fund’s performance had ranked above the peer group median for the one-year, three-year and since inception periods. The Trustees took into account, however, that the peer universe for the Fund was very small, with only a few comparable funds and that therefore relative peer performance was of less use than if the peer universe were larger.

After review, the Trustees concluded that each Fund’s overall performance was satisfactory or was being addressed as needed. The Trustees also reviewed Matthews’ trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted the relatively low turnover rates in the various equity Funds and Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

3.	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale.

The Trustees first noted the substantial work done over recent years between the Board and Matthews to establish fee structures for both the Advisory Agreement and other agreements that recognize the sharing of economies of scale that can arise as assets in the Funds grow through the use of breakpoints. In particular, they noted that the management fee structure contains breakpoints for the group-priced Funds as well as for certain individually priced Funds. That structure enhances the ability of the Funds and their shareholders to benefit from past and future potential economies of scale. They discussed the structure and level of these breakpoints and concluded that they continue to be appropriate given the sizes of the Funds and potential future growth. The Trustees further noted that additional economies of scale have been and will continue to be shared with shareholders of the Funds through fee waivers and/or expense reimbursements pursuant to the Operating Expenses Agreement, fee waivers pursuant to the Fee Waiver Agreement, and the breakpoints in the fees payable under the Services Agreement. The Trustees also noted that the Advisor had recommended, and the Trustees agreed, to remove redemption fees from the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund in an effort to promote asset growth and realize greater economies of scale.

The Trustees next discussed Matthews’ ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Funds, noting that all these endeavors are a means by which Matthews is sharing economies of scale with the Funds and their shareholders through reinvestment in products and services that are designed to benefit the Funds and their shareholders. The Trustees considered the new personnel hired over recent years, as well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. The Trustees also recognize that the Funds’ total assets have fluctuated, especially in certain strategies. Those fluctuations affect any economies of scale that could be enjoyed. As a result, the Trustees remain satisfied about the extent to which economies of scale have been and will continue to be shared with the Funds and their shareholders.

4.	The costs of the services provided by Matthews and others.

The Trustees considered the management fees and total fees and expenses of each Fund in comparison to the management and advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Trustees reviewed information developed by Broadridge as to appropriate peer

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groups for each Fund for these purposes and took into account the work previously done by the Independent Consultant in reviewing these peer groups. The Board placed greater emphasis on management fees, which include both advisory and administrative fees, as the basis of comparison rather than advisory fees alone.

The Trustees considered both the gross management fee rates charged by Matthews, as well as the effective management fee rates after taking into consideration the fees waived and expenses reimbursed pursuant to the Operating Expenses Agreement and the Fee Waiver Agreement. The Trustees considered that the contractual advisory rates (excluding administrative services) for the Funds were generally very competitive and often lower than those of the relevant peer group averages. The Trustees also considered that the total expense ratios paid by shareholders of the Funds, which are most representative of a shareholder’s net investment results, were also very competitive, with all but the relatively newer or smaller Funds ranking below the peer group averages. The Trustees noted that Matthews’ continued efforts in recent years had resulted in, for many of the Funds, reduced expenses over time. The Trustees also noted that, as an example of those efforts, the Advisor had agreed to lower the level of the expense cap for the Institutional Class of each Fund (other than the Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund) by 5 basis points to 1.20%, thereby effectively lowering the expenses for the Investor Class of those Funds by the same amount, which is expected to result in immediate cost reductions for the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund, Matthews Asia ESG Fund and Matthews Asia Value Fund. It was noted that the larger Funds are already operating under the reduced expense cap but will have additional downside protection in the event that their assets decrease.

The Trustees also compared Matthews’ advisory fees with those of Matthews’ separate accounts and other investment products, noting that the Funds’ advisory expenses were not disadvantageous (not being substantially higher than the separate accounts’ rates). The Trustees agreed that advisory fees for the Funds appeared to be appropriate in comparison and taking into account the services differences between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities.

The Trustees’ overall assessment with respect to each Fund was that, taking into account the considerations noted below, the contractual advisory fee rates, the total expense ratio, and the effective or net advisory fee rates were fair and reasonable.

For the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, actual management fees were above the peer group medians, but the contractual management fees were below the peer group medians. The Trustees noted that Matthews had agreed the previous year to a reduction in its advisory fee rate from 0.65% to 0.55% and to forego recovery of any fees waived prior to that reduction.

For the Matthews Asia Small Companies Fund, Matthews Asia Value Fund, Matthews China Small Companies Fund and Matthews Emerging Asia Fund, the actual management fees were above the peer group medians due to their small size, but the contractual management fee for the Matthews Asia Value Fund and Matthews Emerging Asia Fund were below their peer group medians while the contractual management fee for the Matthews Asia Small Companies Fund and Matthews China Small Companies Fund was above their peer group medians. The Trustees considered that these Funds each had breakpoints in its management fee schedule and noted that the Advisor had recommended, and the Trustees agreed, to remove redemption fees from the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund in order to promote asset growth and realize economies of scale.

For the Matthews Japan Fund, Matthews Korea Fund, Matthews Pacific Tiger Fund and Matthews Asia Innovators Fund, the actual management fees were above peer group medians, but the contractual management fees were at or below the peer group medians.

For the Matthews China Fund, Matthews Asia Growth Fund, Matthews India Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund and Matthews Asia ESG Fund, both the actual management fees and the contractual management fees were below the respective peer group medians.

5.	The profits to be realized by Matthews and its affiliates from the relationships with the Funds.

The Trustees reviewed information provided by Matthews regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Advisory Agreement both on a fund-by-fund basis and overall for the family of Funds. In considering profitability, the Trustees discussed and considered the methodology employed by Matthews in calculating profit margins but also considered other elements relevant to discussions of profitability, such as the entrepreneurial risk undertaken by Matthews in sponsoring and maintaining the Funds and risks associated with commitments to maintain Fund expense ratios. The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and professional staff to reinforce and offer services and to accommodate changing regulatory requirements and industry practices.

The Trustees noted that Matthews appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with fluctuations in asset levels in some prior years, volatility in revenues and profitability could

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be expected from time to time in the future, but they also noted the continued expenditures on personnel and other resources. The Board also considered information relating to the profitability of a limited number of publicly traded investment advisers, although the Board noted that this information was of limited utility because it was comprised of a limited universe of advisers, did not provide any information as to how profitability was determined and did not limit profitability analysis to the performance of advisory services to registered investment companies. The Board further noted that these advisers differed significantly from Matthews because they were not solely dedicated to investment in the Asian markets.

Based on information received, the Trustees noted that Matthews’ overall profitability from the Advisory Agreement appeared not to be excessive at the current time, whether considered inclusive or exclusive of distribution costs.

6.	Ancillary benefits.

The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Funds, including various service arrangements with Matthews. These potential benefits included, among other things, the use of soft dollars as well as potential benefits resulting from the structure of compensation arrangements between the Trust, the Adviser and financial intermediaries in the areas of shareholder servicing and sub-transfer agency services. The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

7.	Conclusions.

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement was fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

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Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the “Board”) of the Matthews International Funds, (the “Funds”) met on November 13-14, 2019 (the “Meeting”) to review the Liquidity Risk Management Program (the “Program”) of the Funds, in accordance with the requirements of the Liquidity Rule. The Board has appointed Matthews International Capital Management, LLC (“MICM”) as Program Administrator. MICM has further delegated these duties to the members of the Liquidity Risk Management Committee (“LRMC”), a sub-committee of the Enterprise Risk Management Committee of MICM.

At the Meeting, the LRMC provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report included a Portfolio Liquidity Profile of each Fund, and during the Program Reporting Period, MICM provided the Board information relating to the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets during both normal and reasonably foreseeable stressed market periods. The Report also discussed the methodology utilized in establishing a Fund’s HLIM and Reasonably Anticipated Trading Size (“RATS”) and noted that the LRMC was not proposing any changes to the HLIM or RATS assigned to each Fund.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the LRMC concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustees and Officers of the Funds (unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds’ website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address, principal occupations during the past five years and other trusteeships/directorships are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Trustee since 2007 and Chairman of the Board since 2014	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	17	Trustee (2019), Russell Investment Funds (9 portfolios) and Russell Investment Company (32 portfolios)

TOSHI SHIBANO Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003	Faculty (since 2000), General Electric’s John F. Welch Leadership Center; President (since 1995), Executive Financial Literacy, Inc. (financial executive development programs); Faculty Director and Executive Education Lecturer (1995–2016), Center for Executive Education, Haas School of Business, UC Berkeley; Adjunct Professor (2000–2011), Columbia Graduate School of Business; Associate Professor (2001–2005), Thunderbird School of Global Management; Visiting Assistant Professor (2000), Stanford Graduate School of Business; Assistant Professor (1995–2000), University of Chicago Graduate School of Business; Assistant Professor (1988–1995), Haas School of Business, UC Berkeley.	17

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Council Member (since 2019), California Catastrophe Response Council; Vice President, Corporate Investment Officer (2007–2010), Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc. (mortgage insurer).	17

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Chief Innovation and Entrepreneurship Officer (since 2020), UC Berkeley; Dean (2008–2018), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management); Executive Associate Dean (2005–2006), Haas School of Business, UC Berkeley.	17	Trustee (since 2018), Syntax ETF Trust; Trustee (2001–2006), Barclays Global Investor Funds and Master Investment Portfolios (15 Portfolios); Trustee (2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews Asia Funds (9 Portfolios)

1	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

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Trustees and Officers of the Funds (unaudited)

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

CHRISTOPHER LEE Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Consultant and Associate Professor (since 2017), Hong Kong University of Science and Technology; Lecturer (part-time) (2013-2019), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010–2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and Equity Markets Group (1995–1997), Merrill Lynch & Co., Inc. (brokerage and investment management).	17

Director (since 2017), Hong Kong Securities and Investment Institute; Director (2013–2018), Asian Master Funds (Australia) (1 Portfolio); Trustee (since 2013), African Wildlife Foundation; Trustee (2010-2016), Oakland Museum of California.

GALE K. CARUSO Born 1957 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	17	Trustee (since 2006), Pacific Select Fund (57 Portfolios) and Pacific Funds Series Trust (39 Portfolios); Director (2005–2012), Make-A-Wish Foundation of Maine; Director (2005–2009), LandAmerica Financial Group, Inc.; Director (2001–2003), Make-A-Wish of Northern Illinois; former member of the Board of Directors, Illinois Life Insurance Council.

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

WILLIAM J. HACKETT Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and President	President since 2008 and Trustee since 2015	Director (since 2016), Chief Executive Officer (since 2009), President (since 2008) and Secretary (2007-2016), Matthews (investment management); President (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company); Manager (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2010), Matthews Global Investors (Hong Kong) Limited (investment management); Partner (2002–2007), Deloitte & Touche, LLP (accounting).	17	Chairman (since 2010), Director (since 2009), Matthews Asia Funds SICAV (Luxembourg) (12 Portfolios); Director (since 2009), Matthews Asian Selections Funds, PLC (Ireland) (1 Portfolio).

ROBERT J. HORROCKS, PhD Born 1968 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2009	Chief Investment Officer (since 2009), Director of Research (2008–2009), Matthews (investment management); Head of Research (2006–2008), Mirae Asset Management (investment management); Chief Investment Officer (2003–2006), Everbright Pramerica (investment management).	17	None

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
2	A trustee is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor or an office held with the Trust or the Advisor.

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Trustees and Officers of the Funds (unaudited)

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES

JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Vice President and Secretary (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments).	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds SICAV (Luxembourg) (12 Portfolios).

SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews (investment management); Treasurer (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).	None

DAVID MONROE Born 1963 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2014	General Counsel (since 2015), Deputy General Counsel (2014), Matthews (investment management); Chief Legal Officer (2006–2013), Nikko Asset Management Co., Ltd. (investment management).	None

GAZALA KHAN Born 1969 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019	Chief Compliance Officer and Anti-Money Laundering Officer (since 2019), Matthews Asia Funds (registered investment company); Chief Compliance Officer (2009-2019), Goldman Sachs Trust and Variable Insurance Trust (registered investment company).	None

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

166	MATTHEWS ASIA FUNDS

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA

LEGAL COUNSEL

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

matthewsasia.com | 800.789.ASIA	167

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners

AR-1219

168

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)

As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee, Toshi Shibano and Jonathan F. Zeschin, each of whom are “independent.”

(b)

Prof. Shibano is a member of the Faculty of the General Electric Corporate Leadership Development Center. He has served as an Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley, an Adjunct Professor at the Columbia Graduate School of Business, and on the faculties of Thunderbird American Graduate School of International Management, Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales. He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.

Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation. Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure. Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs. Prof. Shibano has gained additional accounting expertise as the Audit Committee Chair of Matthews International Funds.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm. He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc. Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Funds Group, and Stein Roe & Farnham, Inc. Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant license from the state of Colorado and is a Certified Financial Planner certificant. Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee. Mr. Zeschin was previously the chairman of the Board of Trustees of two NYSE listed closed-end funds. He has served on the audit committees of mutual fund boards since 2002. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities referenced above. Mr. Zeschin has gained additional expertise as a member of the Audit Committee of Matthews International Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ 596,970 in 2018 and $575,080 in 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2018 and $0 in 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $149,220 in 2018 and $150,170 in 2019. Tax fees include services provided by the principal accountant for tax return preparations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2018 and $0 in 2019.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)

The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the “total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable

(c) Not Applicable

(d) Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $408,760 in 2018 and $507,310 in 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 6, 2020

By (Signature and Title)*	/s/ Shai Malka

Shai Malka, Treasurer
(principal financial officer)

Date	March 6, 2020

*	Print the name and title of each signing officer under his or her signature.